UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

LANDBRIDGE COMPANY LLC

(Name of Registrant As Specified In Charter)

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PRELIMINARY INFORMATION STATEMENT - SUBJECT TO COMPLETION

INFORMATION STATEMENT

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NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

Dear Shareholders of LandBridge Company LLC:

We are delivering this Notice and the accompanying Information Statement to the shareholders of record, as of the close of business on August 14, 2026 (the “Record Date”), of Class A shares representing limited liability company interests (“Class A shares”), and Class B shares representing limited liability company interests (“Class B shares” and, together with the Class A shares, the “common shares”) in LandBridge Company LLC (“LandBridge,” the “Company,” “we” or “our”).

The purpose of the Information Statement is to inform our shareholders that on     , 2026, shareholders of the Company holding a majority of the total votes that may be cast generally in the election of directors by holders of all outstanding common shares, voting together as a single class, as of the close of business on the Record Date, acted by written consent in lieu of a meeting of shareholders to approve the conversion of the Company from a Delaware limited liability company to a Texas corporation (the “Conversion and Redomestication”).

The “Consenting Shareholder” is LandBridge Holdings LLC. As of the Record Date, the Consenting Shareholder held no Class A shares and 47,168,908 Class B shares, representing approximately 61.2% of all outstanding common shares.

The purpose of this Notice and the accompanying Information Statement is to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Conversion and Redomestication no earlier than 20 calendar days after the commencement of mailing of the Information Statement to our shareholders. The Information Statement is first being mailed to shareholders on or about     , 2026.

A committee of our Board of Directors comprised solely of independent directors, which is a Conflicts Committee for purposes of the Company’s First Amended and Restated Limited Liability Company Agreement, dated July 1, 2024, approved the Conversion and Redomestication and the plan of conversion (the “Plan of Conversion”) and recommended approval to the Board of Directors. The Board of Directors subsequently approved the Conversion and Redomestication and the Plan of Conversion and directing that the Conversion and Redomestication and the Plan of Conversion be submitted for shareholder approval.

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By Order of the Board of Directors,

Scott L. McNeely

Executive Vice President, Chief Financial Officer

   , 2026

LandBridge Company LLC

5555 San Felipe Street, Suite 1200

Houston, Texas 77056

INFORMATION STATEMENT

General

This Information Statement is being sent to inform the shareholders of LandBridge Company LLC that shareholders holding a majority of the total votes that may be cast generally in the election of directors by holders of all Class A shares representing limited liability company interests in the Company (“Class A shares”) and Class B shares representing limited liability company interests in the Company (“Class B shares” and, together with the Class A shares, the “common shares”), voting together as a single class (a “Share Majority”), took action by written consent to approve the conversion of the Company from a limited liability company organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas (the “Conversion and Redomestication” and the Company, as so converted, the “Texas Corporation”). On August 4, 2026, a committee of our Board of Directors comprised solely of independent directors (the “Special Committee”), which is a Conflicts Committee for purposes of the Company’s First Amended and Restated Limited Liability Company Agreement, dated July 1, 2024 (the “Delaware LLC Agreement”), approved the Conversion and Redomestication and the plan of conversion (the “Plan of Conversion”) and recommended approval to the Board of Directors. The Board of Directors subsequently unanimously adopted resolutions (the “Conversion and Redomestication Resolutions”) approving the Conversion and Redomestication and the Plan of Conversion and directed that the Conversion and Redomestication and the Plan of Conversion be submitted for shareholder approval. On     , 2026, the Consenting Shareholder (as defined below), which owned a Share Majority as of the close of business on August 14, 2026 (the “Record Date”), delivered to the Company a written consent (the “Written Consent”) approving the Conversion and Redomestication and the Plan of Conversion. In this Information Statement, unless the context otherwise requires, “LandBridge Company LLC,” “LandBridge,” the “Company,” the “Delaware LLC,” “we,” “us” and “our” and similar expressions refer to LandBridge Company LLC, a Delaware limited liability company.

This Information Statement is being sent on     , 2026 to the Company’s shareholders of record as of the Record Date that did not execute the Written Consent.

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A shares and Class B shares and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

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The Action by Written Consent

Section 14.8 of the Company’s Delaware LLC Agreement provides that the Company’s shareholders may take action without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, are signed by the shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shareholders entitled to vote thereon were present and voted.

On     , 2026, LandBridge Holdings LLC (“LandBridge Holdings” or the “Consenting Shareholder”), which holds a Share Majority, delivered to the Company the Written Consent in accordance with Section 14.8 of the Delaware LLC Agreement, pursuant to which the Consenting Shareholder approved the Conversion and Redomestication and the Plan of Conversion.

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Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you.

Pursuant to Section 13.3(b) of the Delaware LLC Agreement, the Conversion and Redomestication requires the consent of holders of a Share Majority.

As of the Record Date, there were 29,654,484 Class A shares outstanding and entitled to vote, and 47,430,928 Class B shares outstanding and entitled to vote. As of the Record Date, the Consenting Shareholder held no Class A shares and 47,168,908 Class B shares, representing approximately 61.2% of all outstanding common shares.

Accordingly, delivery of the Written Consent by the Consenting Shareholder representing a Share Majority as of the Record Date, following approval by our Board of Directors, satisfies the requirements of Section 13.3(b) of the Delaware LLC Agreement.

Principal Terms of the Conversion and Redomestication

Our Board of Directors has unanimously approved: (i) the Conversion and Redomestication, pursuant to which the Company will be converted from a limited liability company organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas, (ii) the Plan of Conversion included as Appendix B to this Information Statement, and (iii) the Conversion and Redomestication Resolutions included as Appendix A to this Information Statement.

The Conversion and Redomestication will be effected through a conversion pursuant to Section 18-216 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), as set forth in the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the effective time of the Conversion and Redomestication (the “Effective Time”):

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The Company will continue in existence as a Texas corporation and will continue to operate its business under the new name, “LandBridge Corporation.” The legal existence of the Company will not cease at any time.

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The internal affairs of the Company will cease to be governed by Delaware law and will instead be governed by Texas law. See “What Changes After the Conversion and Redomestication? —Certain Differences in Member/Shareholder Rights under Delaware and Texas Law” below.

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The Company will cease to be governed by the Certificate of Formation of the Company (the “Delaware Certificate”) and the Delaware LLC Agreement and will instead be governed by the provisions of the Texas certificate of formation (the “Texas Charter”) and the Texas bylaws (the “Texas Bylaws”), forms of which are included as Appendix C and Appendix D, respectively, to this Information Statement. See “What Changes After the Conversion and Redomestication?” below.

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The Conversion and Redomestication will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth of the Company (other than as a result of the costs related to the Conversion and Redomestication).

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Each outstanding Class A share will be automatically converted into one outstanding share of Class A common stock of the Texas Corporation (each, a “Texas Class A share”) pursuant to the Plan of Conversion.

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Each outstanding Class B share will be automatically converted into one outstanding share of Class B common stock of the Texas Corporation (each, a “Texas Class B share”) pursuant to the Plan of Conversion.

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•	Shareholders will not need to exchange their existing certificates or book entry entitlements representing shares for new certificates or book entry entitlements, respectively.

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Each outstanding restricted share unit, equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A shares, whether vested or unvested, which is outstanding immediately prior to the Effective Time, will continue in existence and constitute a restricted stock unit or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of Texas Class A shares, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and will, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions as in effect immediately prior to the Effective Time with such adjustments to the number of shares, exercise price (if applicable), vesting schedule, and other terms and conditions as shall be equitably determined by the Board of Directors of the Texas Corporation in good faith so as to preserve the intrinsic value, economic benefits, and rights of the holders as of immediately prior to the Effective Date.

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Each unit representing a membership interest in DBR Land Holdings LLC (“OpCo” and each such unit, an “OpCo Unit”), which is outstanding immediately prior to the Conversion and Redomestication, will not be exchanged but, following the Conversion and Redomestication, will be redeemable for one Texas Class A share, instead of one Class A share, on the terms set forth in the Amended and Restated Limited Liability Company Agreement of OpCo, dated July 1, 2024 (the “OpCo LLC Agreement”). In connection with any such redemption of OpCo Units, a corresponding number of Texas Class B shares will be cancelled.

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The Texas Class A shares will continue to be traded on the New York Stock Exchange (“NYSE”) and NYSE Texas under the symbol “LB.” We do not expect any interruption in trading as a result of the Conversion and Redomestication.

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The Conversion and Redomestication will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware LLC (including any appeal therefrom) that is pending as of the Effective Time or extinguish or adversely affect the standing or ability of such persons or entities to initiate certain derivative actions or suits on behalf of the Delaware LLC.

In connection with the Conversion and Redomestication, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and does not anticipate making any other filings (other than with the Securities and Exchange Commission (the “SEC”)) to effect the Conversion and Redomestication. In addition, the Company anticipates updating its corporate guidelines and policies and committee charters, its employee benefit plans and arrangements and certain agreements, including the indemnification agreements with its directors and officers and the OpCo LLC Agreement, in each case, to give effect to the Conversion and Redomestication.

We may face legal challenges to the Conversion and Redomestication, including, among others, shareholder challenges under Delaware law seeking to delay or prevent the Conversion and Redomestication.

The Conversion and Redomestication may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the Effective Time, if the Board of Directors determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its shareholders.

Background of the Conversion and Redomestication

General

LandBridge is organized as a limited liability company in Delaware. LandBridge is currently ineligible for listing on a number of major U.S. indices, including the S&P, Russell and CRSP indices, due to its structure as a limited liability company. Inclusion in such indices has several potential benefits, such as attracting a larger investor base, enhancing trading liquidity and increasing market visibility.

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In addition, a large number of U.S. companies have historically chosen Delaware as their state of organization, due to the extensive experience of the Delaware courts in adjudicating corporate and business-related matters, predictable legal outcomes and speedy resolutions, and deference to the judgment of boards of directors, among other reasons. In recent years, however, other states have amended their corporation laws and otherwise sought to make their jurisdictions more attractive as a place of incorporation. Notably, Texas has developed and advanced its corporate law system in an effort to provide a more business-friendly operating environment and a modern and predictable corporate governance framework. As a result, Texas has begun to compete with Delaware for public company incorporations.

The Evaluation of the Conversion and Redomestication by the Board of Directors and the Special Committee

In May 2026, management of the Company commenced discussions with the Board of Directors regarding the potential opportunities with respect to inclusion on certain major U.S. indices and the eligibility requirements for inclusion. In addition, management and the Board of Directors discussed recent developments in the State of Delaware and initiatives by certain other states, including Texas, aimed at enhancing their attractiveness as jurisdictions of incorporation in competition with Delaware.

At a meeting held on June 8, 2026 with representatives of management and Vinson & Elkins LLP (“Vinson & Elkins”), the Board of Directors determined that it would be prudent and advisable for the Company to undertake an evaluation of the relative merits of converting to a corporation to become eligible for inclusion on certain major U.S. indices, and for remaining domiciled in Delaware as compared to domiciliation in another jurisdiction in light of such developments. On June 12, 2026, the Board of Directors delegated authority to the Special Committee to review, evaluate and advise upon the terms of the potential Conversion and Redomestication and any documents related thereto and approve and make a recommendation to the Board of Directors on the potential Conversion and Redomestication. The Board of Directors also resolved not to approve the Conversion and Redomestication without prior favorable recommendation of the Special Committee. The directors selected to serve on the Special Committee were Valerie Chase, Ty Daul and Andrea Nicolás. The Board of Directors confirmed that each of Ms. Chase, Mr. Daul and Ms. Nicolás satisfy the applicable criteria for director independence under the Delaware LLC Agreement and NYSE listing standards.

To assist the Special Committee with its work, the Special Committee engaged Baker Botts L.L.P. (“Baker Botts”) as its counsel. The Special Committee determined that Baker Botts is independent of the Company and its affiliates, including the Consenting Shareholder.

The Special Committee reported to the Board of Directors that, since its formation on June 12, 2026, the Special Committee met seven times. All members of the Special Committee were present at all meetings. The Special Committee also received and reviewed a significant amount of written materials and heard presentations from management and its advisors during its process. At the outset, the Special Committee worked with Baker Botts to develop and plan a thorough, well-designed process.

In addition to formal meetings, representatives of each of Vinson & Elkins, counsel to the Company, and Baker Botts, counsel to the Special Committee, convened on multiple occasions throughout the process to discuss certain logistical and procedural matters and the terms of the Texas Charter, Texas Bylaws and the Plan of Conversion. These discussions facilitated the efficient coordination of the Special Committee’s work and ensured that relevant parties were aligned on the process.

The Special Committee first met on June 16, 2026 with representatives of Baker Botts to begin review of the proposed Conversion and Redomestication. At the meeting, the Special Committee reviewed and discussed introductory materials that management had provided to the Special Committee in advance of the meeting, which included, among other things, a discussion about the potential for the Texas Class A shares to be included in additional market indices as a result of the Company’s conversion into a corporation, a comparison of certain aspects of the Delaware LLC Act and the TBOC and the Delaware LLC Agreement and the Texas Charter and

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the Texas Bylaws, and precedent redomestication transactions. The Special Committee and representatives of Baker Botts then discussed next steps, which included compiling a list of questions for management to address at the Special Committee’s next meeting. Representatives of Baker Botts then reconfirmed each member of the Special Committee’s independence based on independence questionnaires completed by each member of the Special Committee.

On June 18, 2026, the Special Committee held a meeting with representatives of management, Vinson & Elkins and Baker Botts. Representatives of management presented an overview of the introductory materials it had previously provided to the Special Committee and identified for the Special Committee the various factors that it was evaluating in connection with the potential Conversion and Redomestication. Representatives of management also answered questions the Special Committee had compiled and sent to management prior to the meeting. These questions focused on, among other things, the Company’s rationale for considering the proposed Conversion and Redomestication, as well as tax, accounting and contractual considerations, and the potential benefits of index inclusion (which representatives of management indicated further discussion would be forthcoming from a third party with significant experience in U.S. capital markets), in each case, that may be implicated by the proposed Conversion and Redomestication. Throughout such presentation, members of the Special Committee posed various additional questions to representatives of management and Vinson & Elkins regarding the potential benefits and risks of the proposed Conversion and Redomestication. The Special Committee, and representatives of Baker Botts, management and Vinson & Elkins discussed next steps and proposed timeline, including the Company’s sharing initial drafts of the Texas Charter and Texas Bylaws with the Special Committee and Baker Botts.

On June 29, 2026, the Special Committee, representatives from Baker Botts and management met to receive a presentation from a third party with significant experience in U.S. capital markets regarding index inclusion considerations, qualification timelines and likely impact on liquidity. Written materials were provided to the Special Committee prior to the meeting. The questions from the Special Committee that had been provided to management in writing prior to the meeting were also addressed. The presentation included information provided by such third party, as well as the requirements and potential impacts of index inclusion, and an executive summary of the Company’s current structure versus the Company’s proposed structure following the potential Conversion and Redomestication, explaining that in its current limited liability company form, even though taxed as a corporation, the Company is only eligible for inclusion in the MSCI US Small Cap Index, of which it is currently a member, because most indices will only consider corporations for inclusion. The Special Committee was advised that, if the Company were to convert to a state law corporation, the new corporate form would allow the Company to be included in certain indices either automatically, given the Company’s size, or after meeting applicable waiting periods or other index-specific admission considerations. Also discussed was the process for inclusion in the various indices, including with respect to timing of inclusion and elements that various indices consider when admitting additional entities. The Special Committee then received information regarding illustrative index demand following the proposed Conversion and Redomestication, including the benefits of increased market visibility, attracting a broader shareholder base (inclusive of funds that use key indices as benchmarks), enhanced liquidity, lower stock price volatility, and stability as a result of sizable passive ownership of index funds as potential benefits from broadened index inclusion. The parties then discussed various questions and issues regarding index inclusion, including with respect to, among other things, timing, market reaction risk, potential benefits to long-term shareholder value, as well as successful and unsuccessful precedent examples.

On July 16, 2026 the Special Committee met with representatives of Baker Botts to discuss drafts of the proposed Texas Charter and Texas Bylaws that had been distributed to the Special Committee prior to the meeting. Representatives of Baker Botts provided input on the draft documents. Baker Botts also further outlined the differences in the corporate law and courts of Delaware and Texas, which included rationales for and against the proposed Conversion and Redomestication. The Special Committee also discussed several non-legal factors, including but not limited to the Company’s relative geographical and business ties to Delaware and Texas and possible changes to insurance premiums for director and officer insurance as a result of the potential Conversion

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and Redomestication. The Special Committee further considered recent amendments to the TBOC and possible future amendments in light of the evolving legislative environment in Texas.

The Special Committee held a meeting on July 21, 2026 with representatives of Baker Botts, management and Vinson & Elkins. Management and Vinson & Elkins presented materials prepared by Vinson & Elkins to the Special Committee that had been distributed to the Special Committee prior to the meeting. The presentation outlined, among other things, a comparison of the Delaware LLC Agreement and the then-current drafts of the Texas Charter and Texas Bylaws, a comparison in shareholder rights such as appraisal rights, rights to approve authorized capital increases and reduced exculpation and indemnification provisions for directors and officers, as well as an illustrative timeline and process to accomplish the Conversion and Redomestication. Throughout the presentation, the Special Committee posed various questions to representatives of management and Vinson & Elkins, and members of the Special Committee, and representatives of Baker Botts, management and Vinson & Elkins had a robust discussion. Management and Vinson & Elkins then indicated they would share revised drafts of the Texas Charter and Texas Bylaws as well as a draft of the Information Statement, Conversion and Redomestication Resolutions and Plan of Conversion with the Special Committee and Baker Botts.

On July 29, 2026, the Special Committee met with representatives of Baker Botts. Representatives of Baker Botts delivered a presentation to the Special Committee to outline and discuss the Special Committee’s fiduciary duties arising from the evaluation of the potential Conversion and Redomestication and to discuss comments to the draft of the Information Statement, Redomestication Resolutions and Plan of Conversion that had been distributed to the Special Committee ahead of the meeting. Throughout the meeting, members of the Special Committee asked questions of representatives of Baker Botts, and a robust discussion ensued. Members of the Special Committee and representatives of Baker Botts discussed next steps, which included sharing comments to the Information Statement, Redomestication Resolutions and Plan of Conversion with Vinson & Elkins, and review of the proposed final versions of the Texas Bylaws and Texas Charter.

Recommendation of the Special Committee

At the Special Committee meeting held on August 4, 2026, the Special Committee reviewed and considered the factors and considerations described above under “The Evaluation of the Conversion and Redomestication by the Board of Directors and the Special Committee” and below under “Reasons for the Conversion and Redomestication,” and after evaluating the benefits and potential risks of the proposed Conversion and Redomestication, the Special Committee unanimously adopted resolutions approving the Conversion and Redomestication and the Plan of Conversion, determining that it is in the best interests of the Company and its shareholders (other than LandBridge Holdings), and recommending that the Board of Directors (i) approve the Conversion and Redomestication and the Plan of Conversion and (ii) direct that the Conversion and Redomestication and the Plan of Conversion be submitted to the Company’s shareholders for approval.

In addition, the Special Committee considered, among other things, a number of factors relating to the procedural safeguards that it believes were and are present to permit the Special Committee to represent effectively the interests of all of the Company’s shareholders (other than LandBridge Holdings). The Special Committee believes these factors support its determination and recommendations regarding the Conversion and Redomestication. The following procedural safeguards are listed in no particular order:

•	Independence and Disinterestedness. The Special Committee examined its own independence and concluded that it consisted of independent and disinterested directors.

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Active Involvement and Oversight. The Special Committee was actively engaged in evaluating the potential Conversion and Redomestication over a concentrated period, holding a series of formal meetings with access to advisors as appropriate. During this period, the Special Committee directed the process, requested and received input from internal and external advisors, and asked questions it deemed necessary to evaluate the potential benefits and detriments of the potential Conversion and Redomestication. The Special Committee was provided access to management and its advisors as requested and exercised active oversight of the evaluation process.

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Consideration of Relevant Facts and Information. The Special Committee made its evaluation of the potential Conversion and Redomestication based upon numerous factors including those summarized herein.

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No Obligation to Recommend that the Board of Directors Should Approve. The Special Committee had no obligation to approve and recommend that the Board of Directors should approve the potential Conversion and Redomestication (or any conversion and/or redomestication) and the Plan of Conversion.

Ultimately, the Special Committee determined that any uncertainties, risks and potential negative factors relevant to the potential Conversion and Redomestication were outweighed by the potential benefits of the potential Conversion and Redomestication. It therefore approved and recommended that the Board of Directors approve and direct the Company’s shareholders to approve the Conversion and Redomestication and the Plan of Conversion.

Reasons for the Conversion and Redomestication

The Special Committee believes that there are multiple reasons the Conversion and Redomestication is in the best interests of the Company and its shareholders (other than LandBridge Holdings), including the following reasons (which are not presented in any relative order of importance).

The Conversion and Redomestication may enhance the Company’s eligibility for additional stock index inclusion, broaden the Company’s investor base, improve trading liquidity and increase market visibility.

Most recognized and substantial indices, including key S&P, Russell and CRSP indices, restrict eligibility to corporations. The Special Committee believes that conversion to a corporation (as opposed to leaving the Company in its current limited liability company form) would position the Company for potential inclusion in these more widely followed indices. Such inclusion could increase market visibility, attract a broader shareholder base (inclusive of funds that use key indices as benchmarks), enhance liquidity, lower stock price volatility, and provide stability as a result of the sizable passive ownership of index funds.

The Conversion and Redomestication aligns the Company’s operational and legal homes.

The Company is headquartered in Houston, Texas, where its principal executive offices and management team are located. The Company also derives the substantial majority of its revenue from its assets and operations in Texas. The redomicile of the Company in Texas would better align the Company’s legal home with the location where most of its business is conducted.

By comparison, the Company has no meaningful connection to Delaware, other than Delaware being its state of formation. The Company has no offices, employees or assets in Delaware. The Company’s executives and management do not operate in Delaware. Delaware was originally chosen as the Company’s state of formation because it is a common domicile for publicly traded U.S. companies. The Special Committee no longer believes Delaware is best suited for the Company’s needs as a jurisdiction of organization, particularly in light of recent developments in Texas corporate law, certain Delaware Chancery Court decisions and the Company’s substantial footprint in Texas.

The Conversion and Redomestication will allow the Company and its shareholders to benefit from local decision-making.

The legislators and judges making and adjudicating corporate law in Texas are drawn from the community in which the Company operates and have extensive familiarity with land surface use and development, including for

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oil and gas, and the construction and operation of critical infrastructure as well as other industries that are central to the state’s economy. Texas has a long history of developing legal frameworks that address the unique regulatory, operational and commercial considerations facing companies in these industries. Corporate law and litigation often overlap with and impact business, employment and operational matters. The Special Committee believes that Texas-based decision-makers, with their deeper understanding of the energy industry, Texas land ownership and usage and the Company’s operations, are best situated to make decisions that may impact the Company’s corporate governance.

The Conversion and Redomestication reflects Texas’s increasingly competitive position with Delaware with respect to corporate law and the benefits of recent amendments to the TBOC.

The Special Committee considered Texas’s recently modernized TBOC as well as other merits of Texas law and determined that Texas’s approach potentially results in a more favorable legal environment for decision-making than Delaware’s case-law based approach. Case law is inherently indeterminate because it entails broad, flexible standards that are applied to individual cases in a highly fact-specific way. While Delaware has an extensive body of corporate case law, the Special Committee does not believe that even well-developed case law eliminates the inherent difficulty and unpredictability of applying guidance drawn from varying judicial standards and case law precedents to a particular act of corporate decision-making. In addition, Delaware case law has changed over time, in some instances in unexpected ways, without the transparency and stakeholder participation that would be required for statutory amendments. For example, in recent years, certain decisions by Delaware courts struck down governance practices widely thought to be permissible, raising questions among legal scholars and market participants about the predictability of Delaware courts going forward. The Special Committee acknowledges that the Delaware legislature has taken steps to address certain recent judicial decisions, including the enactment of Senate Bill 21 in 2025, which provides a safe harbor for certain conflicted transactions. Although the Delaware Supreme Court has recently upheld the constitutionality of the safe harbor provisions of Section 144 of the General Corporation Law of the State of Delaware (the “DGCL”), the statutory protections depend on the disinterestedness of committee members as determined under the new statutory framework which has yet to be tested. The Special Committee believes that these legislative responses, while constructive, do not fully address the broader trend of uncertainty in Delaware case law, and that Texas’s statute-focused approach provides a more predictable framework.

Texas recently codified the business judgment rule in the TBOC, allowing the Board of Directors to exercise its business judgment in the absence of fraud, intentional misconduct, an ultra vires act or a knowing violation of law. Codification of the business judgment rule provides a clearer and more consistent legal framework for reviewing corporate decisions than relying on case law applying various levels of judicial scrutiny, as is the case in Delaware. The Special Committee believes that this statutory standard should deter non-meritorious claims while preserving meaningful remedies for shareholders in cases involving fraud, intentional misconduct, an ultra vires act or a knowing violation of law.

Other recent amendments to the TBOC provide corporations with a mechanism to petition a court for an evidentiary hearing to confirm that directors appointed to a special committee are independent and disinterested with respect to transactions involving a controlling shareholder, director or officer. This new provision enhances transactional certainty by allowing the court’s determination to be dispositive, thereby reducing the risk of subsequent challenges to the committee’s independence and strengthening protections for minority shareholders in conflicted transactions.

Additionally, Texas has established the Texas Business Courts to preside over certain corporate and commercial claims, similar to Delaware’s business-focused Court of Chancery. The exclusive forum provision in the Texas Charter will enable internal entity claims to be adjudicated in a court with specialized expertise in corporate and commercial matters that promotes consistency in the application of Texas corporate law and reduces the risk and expense associated with duplicative multi-forum litigation.

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The Special Committee believes these benefits outweigh concerns shareholders may have with respect to the designation of a specific forum.

The Conversion and Redomestication may reduce the risk of opportunistic and frivolous litigation.

The Conversion and Redomestication may reduce the potential for opportunistic and frivolous litigation against the Company and its directors and officers. Texas provides enhanced protections as compared to Delaware with respect to what is often opportunistic and frivolous litigation against directors, officers and controlling shareholders brought at the instigation of a plaintiffs’ bar which looks for potential claims and then solicits shareholders, often with nominal interest in the defendant-company, in order to bring a lawsuit. In order to address this issue, as described below in “Certain Differences in Member/Shareholder Rights under Delaware and Texas Law,” Texas limits derivative proceedings by deferring to the decision of an independent board committee regarding the action and by allowing public companies to adopt an ownership percentage of three percent or less that litigants must meet to initiate a claim. The Texas Charter includes an ownership threshold of three percent of the Company’s outstanding stock that must be held for a plaintiff or a group of plaintiffs to initiate a derivative claim, which the Special Committee believes will reduce the filing of what is often opportunistic and frivolous litigation by limiting the ability of persons without a material economic interest in the Company to bring claims that do not materially benefit shareholders as a whole. In addition, shareholders in Texas are required to make a formal written demand on the corporation prior to bringing a derivative claim, stating with particularity the matter that is the subject of the claim and requesting that the corporation take suitable action. Further, a publicly traded Texas corporation may deny books and records inspection demands from shareholders in connection with an active or pending derivative proceeding involving the shareholders or their affiliates, and instead the shareholders are entitled to use a regular discovery process to gain access to materials to support their claims. Texas law also provides that the resolution of a derivative proceeding that results only in additional or amended disclosures being made to shareholders, regardless of materiality, is not an appropriate basis for awarding plaintiffs’ attorneys’ fees.

The Special Committee considered the increasingly litigious environment in Delaware, which has engendered an increased risk of such opportunistic and frivolous litigation, and observed that such litigation has the potential to cause unnecessary distraction to the Company’s directors and management team and cause the Company to incur significant legal expenses with no tangible benefit to the Company or shareholders. In addition, the increasing frequency of opportunistic and frivolous claims and litigation brought in Delaware has expanded the risks facing directors and officers of public companies, which can act as a deterrent to the most highly qualified management and increase insurance costs. The Special Committee believes that redomiciling to Texas provides a potentially more predictable legal environment and may help the Company better attract and retain qualified management and directors and that the ability to adopt an ownership threshold for derivative claims reduces the risk of opportunistic and frivolous lawsuits. Redomestication may also result in cost savings for the Company and its shareholders, who bear the defense costs for corporate litigation through attorney’s fees, indemnification obligations and increased insurance premiums.

The Special Committee recognizes that derivative litigation can serve an important accountability function for shareholders. The three-percent ownership threshold is designed to prohibit shareholders who lack a material economic interest from bringing frivolous litigation while preserving meaningful remedies for shareholders with a more significant economic stake in the Company.

The Conversion and Redomestication will help ensure shareholder proposals are submitted by shareholders with a meaningful economic interest in the Company.

Under the Texas Charter, the Company has opted into a new TBOC provision that requires shareholders, or groups of shareholders, to, among other requirements, hold continuously for at least six months and through the meeting, voting shares of the company equal to the greater of at least $1 million in market value or three percent of the company’s voting shares in order to submit a shareholder proposal (see the section “Certain Differences

9

Between the Delaware LLC Agreement and the Texas Charter and Bylaws” below). Shareholder proposals are frequently submitted by activist and advocacy groups and other governance gadflies that do not have a significant economic stake in a company. Such proposals occupy a significant amount of management’s time and generally do not pertain to topics that relate to or would be expected to improve a company’s financial performance. The Special Committee believes that the right to submit shareholder proposals should be reserved for shareholders with a meaningful economic stake in the Company.

Risks of the Conversion and Redomestication

The Special Committee also considered the following uncertainties, risks, and potentially countervailing factors in its deliberations concerning the Conversion and Redomestication, which are not intended to be exhaustive and are not presented in any relative order of importance.

Possibility that Benefits Will Not be Realized

Although the Special Committee believes that the Conversion and Redomestication is in the best interests of the Company and its shareholders, the Conversion and Redomestication may not result in all or any of the expected benefits described in this Information Statement.

Delaware Exit Considerations

Although the Special Committee believes that recent Delaware case law can help inform and protect the Special Committee’s decision to consummate the Conversion and Redomestication, the Conversion and Redomestication might still subject the Company to potential litigation regarding its decision to leave Delaware. Regardless of merit, the Conversion and Redomestication may result in litigation, which may result in additional expense and distraction for the Company.

The Company will also incur certain non-recurring costs in connection with the Conversion and Redomestication, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Conversion and Redomestication is ultimately completed. Many of the expenses that will be incurred are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Conversion and Redomestication.

Loss of Extensive Delaware Case Law and Well-Established Court System Could Result in Less Predictability

The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts with an extensive body of case law. The trials in Delaware are held before expert corporate law judges without a jury. Delaware statutory law is regularly updated by its legislature. The Delaware system has long and widely been lauded for its expertise and ability to adjudicate complex disputes efficiently. The Texas Business Court began operations in September 2024 and the Texas statutory business judgment codification under Senate Bill 29 was signed into law in May 2025 and, thus, a more limited body of case law exists in Texas to provide guidance to directors and officers compared to the body of case law that exists in Delaware. The TBOC can be amended through a legislative process; therefore, a subsequent legislature and Governor could make extensive changes to the TBOC that could negate many or all of the benefits underlying the decision to redomicile to Texas.

Certain Differences in Texas Law and Potential Criticism by Shareholders

The Company may face criticism over its decision to convert its corporate form and redomicile to Texas from shareholders or advisory services, such as Institutional Shareholder Services Inc. or Glass Lewis & Co., which may draw adverse comparisons between Texas law and Delaware law on specific governance points or may generally hold a preference for Delaware incorporation. In particular, proxy advisory firms have expressed concern that limitations on derivative litigation may not serve shareholders’ best interests absent compelling evidence of benefit, and have criticized the codification of the business judgment rule as potentially limiting claims arising from director or officer negligence.

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The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the provisions of the Delaware LLC Agreement and to retain comparable shareholder economic and voting rights to the extent the Special Committee deemed appropriate and permissible under Texas law, as described below. Moreover, the Texas Charter provides a number of additional shareholder rights and provisions that are statutory requirements under the TBOC and that do not exist in the Delaware LLC Agreement. The Special Committee considers these rights and provisions, which include appraisal rights, rights to approve authorized capital increases and reduced exculpation and indemnification provisions for directors and officers, to be beneficial to shareholders.

Further, the Texas Charter and Texas Bylaws provide that special shareholder meetings may be called by shareholders (the right may be exercised by 50% (or the highest percentage then permitted under the TBOC) of the outstanding shares of the Company’s capital stock entitled to vote at such meeting). This right is not available to shareholders under the Delaware LLC Agreement at the time our founders no longer collectively beneficially own or control the voting of more than 40% of the aggregate voting shares, voting as a single class, in the Company. The Special Committee acknowledges that the 50% threshold, which represents the current statutory maximum under the TBOC, may be difficult for shareholders to satisfy in practice. The Special Committee determined that this threshold appropriately balances the right of shareholders to convene special meetings against the risk of disruption from frequent special meeting requests. Even if the TBOC were amended in the future to set a higher standard to exercise the right to call a special shareholder meeting, the Special Committee acknowledges that this right is not available to shareholders at all under the Delaware LLC Agreement at the time our founders no longer collectively beneficially own or control the voting of more than 40% of the aggregate voting shares, voting as a single class, in the Company.

Redomestication to Texas puts certain limitations on stockholder derivative lawsuits. Unlike Delaware, Texas limits derivative proceedings by requiring a formal written demand on the corporation (whereas, in Delaware, a stockholder can bring a derivative proceeding without first making a litigation demand on the corporation’s board if the stockholder can adequately allege demand futility). Absent an issue with the independence and disinterestedness of the directors making the decision, the good faith of the inquiry and review, or the reasonableness of the procedures implemented, the board’s decision as to the action is binding on Texas courts. In addition, the Texas Charter requires a three-percent share ownership threshold for the initiation of derivative proceedings, as permitted by the TBOC (see the section “Certain Differences Between the Delaware LLC Agreement and the Texas Charter and Bylaws” below). Lastly, a publicly traded Texas corporation may deny books and records inspection demands from shareholders in connection with an active or pending derivative proceeding involving the shareholders or their affiliates, and instead the shareholders are entitled to use a regular discovery process to gain access to materials to support their claims.

Non-U.S. holders may be required to satisfy certain tax reporting and additional requirements for nonrecognition treatment of the Conversion and Redomestication to apply with respect to such non-U.S. holders for U.S. federal income tax purposes if we are considered to be a United States real property holding corporation for U.S. federal income tax purposes.

Assuming that the Conversion and Redomestication is completed as currently contemplated, the Company intends that the Conversion and Redomestication qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Company intends to report the Conversion and Redomestication consistent with such qualification. Assuming the Conversion and Redomestication qualifies for such treatment as a “reorganization,” a U.S. holder of Class A shares and/or Class B shares generally will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of Class A shares and/or Class B shares into Texas Class A shares or Texas Class B shares, as applicable, pursuant to the Conversion and Redomestication. Please see “Certain U.S. Federal Income Tax Consequences of the Conversion and Redomestication” below.

However, the U.S. federal income tax consequences of the Conversion and Redomestication may differ for certain non-U.S. holders of our Class A shares and/or Class B shares. We believe that we are a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes. Assuming that we are a

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USRPHC, non-U.S. holders that hold, actually or constructively, more than five percent of our Class A shares (or have held more than five percent of our Class A shares at any time during the shorter of the five-year period ending on the date of the Conversion and Redomestication or the non-U.S. holder’s holding period for such Class A shares) may be required to satisfy certain tax reporting and additional requirements for nonrecognition treatment of the Conversion and Redomestication to apply with respect to such non-U.S. holders. Non-U.S. holders are urged to consult their tax advisors with respect to the U.S. federal income tax consequences to them of the Conversion and Redomestication.

Interests of Certain Persons

As described under the headings “What Changes After the Conversion and Redomestication? —Certain Differences in Member/Shareholder Rights under Delaware and Texas Law,” Texas law may be deemed to provide greater protection than Delaware to officers, directors, and LandBridge Holdings as a controlling shareholder of the Company for some potential liabilities or claims that may arise after the Conversion and Redomestication. The Special Committee has considered these potential interests, among other matters, in reaching the decision to approve and recommend the Board of Directors approve the Conversion and Redomestication and the Plan of Conversion and direct that the Plan of Conversion be submitted to the Company’s shareholders for approval.

Because no Named Executive Officer of the Company will receive any compensation that is based on or otherwise relates to the Conversion and Redomestication, no golden parachute compensation arrangements exist that would require disclosure pursuant to Item 402(t) of Regulation S-K.

What Changes After the Conversion and Redomestication?

The Conversion and Redomestication will effect a change in the state of incorporation of the Company and other changes, the most significant of which are described below. Following the Conversion and Redomestication, we will be governed by the TBOC instead of the Delaware LLC Act, and we will be governed by the Texas Charter and the Texas Bylaws instead of the Delaware Certificate and the Delaware LLC Agreement. Copies of the Texas Charter and Texas Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement.

Certain Differences Between the Delaware LLC Agreement and the Texas Charter and the Texas Bylaws

The following discussion is a summary of the material differences between the Texas Charter and Texas Bylaws and the Delaware LLC Agreement. This summary does not cover all the differences between the Delaware LLC Agreement and the Texas Charter and Texas Bylaws. This summary is subject to the complete text of the relevant provisions of the Texas Charter and Texas Bylaws and the Delaware LLC Agreement. We encourage you to read those documents carefully.

Comparison of the Delaware LLC Agreement and Texas Charter

Issue	Delaware LLC Agreement	Texas Charter
Acts Requiring Shareholder Approval	Certain matters requiring Member approval under the Delaware LLC Act or the Delaware LLC Agreement, including certain mergers, consolidations, conversions and sales of all or substantially all of the Company’s assets, and certain amendments to the Delaware LLC Agreement, require the affirmative vote of the holders of a Share Majority (a majority

Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the shareholders of each class, unless the charter specifies a lower voting threshold.

The Texas Charter provides that, unless otherwise stated in the Texas Charter, the

12

Issue	Delaware LLC Agreement	Texas Charter
	of the total votes that may be cast generally in the election of Directors by the holders of all Outstanding (as defined in the Delaware LLC Agreement) Voting Shares (as defined in the Delaware LLC Agreement), voting together as a single class), unless the Delaware LLC Agreement specifies a higher voting threshold. Prior to the Trigger Event (as defined in the Delaware LLC Agreement), amendments to the Delaware LLC Agreement by the Members (as defined in the Delaware LLC Agreement) require the affirmative vote of holders of not less than 50% in voting power of the Outstanding Voting Shares, and, on and after the Trigger Event, not less than 66-2/3% in voting power of the Outstanding Voting Shares, in each case voting together as a single class.	vote of shareholders representing a majority of the voting power of all of the then outstanding capital stock of the Texas Corporation entitled to vote on the matter shall be sufficient to approve any “fundamental business transaction” and “fundamental action” as defined in the TBOC.

Board of Directors Vacancies	The Delaware LLC Agreement provides that, on and after the Trigger Event, any newly created directorship that results from an increase in the number of Directors or any vacancy on the Board shall be filled solely by the affirmative vote of a majority of the total number of Directors then in office or by a sole remaining Director, in each case even if less than a quorum, and shall not be filled by the Members. Prior to the Trigger Event, any such newly created directorship or vacancy may be filled by the affirmative vote of a majority of the total number of Directors then in office or by a sole remaining Director, in each case even if less than a quorum, or by the affirmative vote of a Share Majority acting at a meeting of the Members or by written consent (to the extent then permitted), in each case subject to the terms of the Shareholder’s Agreement (as defined in the Delaware LLC Agreement). Any Director elected or appointed to fill a vacancy not resulting from an increase in the number of Directors shall hold office for the remaining term of his or her predecessor and until his or her successor is elected and qualified, subject, however, to such Director’s earlier death, resignation, disqualification or removal.

The TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and any directors appointed or elected by the board of directors or shareholders to fill a vacancy can only serve until the next annual meeting of the shareholders (or special meeting called to elect directors).

The Texas Charter provides that, subject to the rights of the holders of any series of preferred stock to elect directors, and except as otherwise provided in the TBOC, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board of Directors that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by (a) the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, or (b) the affirmative vote of the holders of outstanding capital stock representing a majority of the voting power of all of the then outstanding capital stock of the Texas Corporation entitled to vote thereon, voting together as a single class, at an annual or

13

Issue	Delaware LLC Agreement	Texas Charter

special meeting of shareholders called for that purpose.

The Texas Charter also provides that any director elected to fill a newly created directorship or vacancy shall hold office until the same date as the date on which the term of the other directors of his or her class shall end, or, in the case of a newly created directorship, the class designated by the Board of Directors, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Removal of Directors	Under the Delaware LLC Agreement, prior to the Trigger Event, subject to the terms of the Shareholder’s Agreement, any Director may be removed, with or without cause, upon the affirmative vote of a Share Majority. On and after the Trigger Event, subject to the terms of the Shareholder’s Agreement, any Director may be removed only for cause, upon the affirmative vote of the holders of at least 66-2/3% of the voting power of the Outstanding Voting Shares, voting together as a single class. In addition, where a party to the Shareholder’s Agreement provides notice to the Company to remove a Director designated by such party pursuant to the Shareholder’s Agreement, the Company must take all necessary action to cause such removal, to the extent permitted by applicable law.	The Texas Charter provides that, prior to the Trigger Event (as defined in the Texas Charter), subject to the rights of the holders of any series of preferred stock to elect and/or remove directors, any director may be removed, with or without cause, at a meeting called for that purpose, by the vote of the holders of a majority of the shares entitled to vote at an election of directors. On and after the Trigger Event, subject to the rights of the holders of any series of preferred stock and except as otherwise provided in the Texas Charter, any director may be removed only for cause, upon the affirmative vote of the holders of at least 66-2/3% of the voting power of the outstanding capital stock of the Texas Corporation, voting together as a single class and acting at a meeting of shareholders.

Limitation of Personal Liability of Directors and Officers

Under the Delaware LLC Act, a limited liability company agreement may eliminate or limit the liabilities of a member, manager or other person to the company or to another member, manager or other person for breach of contract or breach of duties (including fiduciary duties), provided that the limited liability company agreement may not eliminate or limit liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

The Delaware LLC Agreement eliminates the liability of the Indemnified Persons (as defined in the Delaware LLC Agreement)

Under the TBOC, a corporation may include in its certificate of formation a provision eliminating or limiting the personal liability of a director or officer to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively, provided that such provision shall not eliminate or limit the liability of a director or officer: (i) for any breach of the director’s or officer’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith that (a) constitute a breach of duty of the director or officer to the corporation or

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Issue	Delaware LLC Agreement	Texas Charter
(including the Directors and Officers) to the Company, any Director, any Member or any other person bound by the Delaware LLC Agreement for any acts or omissions in their capacity as an Indemnified Person or otherwise in connection with the Company, to the fullest extent permitted by the Delaware LLC Act as it presently exists or may hereafter be amended.

(b) involves intentional misconduct or a knowing violation of law; (iii) for any transaction from which the director or officer derived an improper personal benefit; or (iv) for any act or omission for which the liability of a director or officer is expressly provided by an applicable statute.

The Texas Charter eliminates the personal liability of the Texas Corporation’s directors and officers to the Texas Corporation or its shareholders for monetary damages for any breach of fiduciary duties as a director or officer, as applicable, to the fullest extent permitted by Texas law (now or in the future).

Restrictions on Business Combinations	The Delaware LLC Act does not contain a business combinations (anti-takeover) statute applicable to limited liability companies analogous to Section 203 of the DGCL. Accordingly, a Delaware limited liability company such as the Company is not subject to a statutory three-year prohibition on business combinations with interested equityholders. The Delaware LLC Agreement does not impose a business combinations restriction of this kind. Instead, the Sponsor consent rights and other governance provisions of the Delaware LLC Agreement and the Shareholder’s Agreement (described elsewhere in this comparison) address transactions involving members of LandBridge Holdings and its Affiliates (as defined in the Delaware LLC Agreement) (the “Sponsor Group”) and changes of control.

The Texas Charter expressly provides that the Texas Corporation shall not be governed by Title 2, Chapter 21, Subchapter M of the TBOC, the Texas equivalent to Section 203 of the DGCL, until the first date on which LandBridge Holdings ceases to be an “affiliated shareholder” for purposes of Subchapter M; provided that, after such date, no member of the Sponsor Group shall be considered an “affiliated shareholder” or an “affiliate” or “associate” thereof for purposes of such provisions.

See “- Comparison of Stockholder Rights under Delaware and Texas Law - Business Combinations Statute” below.

Special Shareholder Meetings	The Delaware LLC Agreement provides that special meetings of the Members may be called only by the Board pursuant to a resolution adopted by the affirmative vote of a majority of the whole Board; provided that, prior to the Trigger Event, special meetings of the Members may also be called by the Secretary of the Company at the request of the Record Holders (as defined in the Delaware LLC Agreement) of a majority of the Outstanding Voting Shares. On and after the Trigger Event, the	Under the TBOC, special meetings of the shareholders may be called by the president, the board of directors, any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation, or the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

15

Issue	Delaware LLC Agreement	Texas Charter
Members shall not have the power to call or request a special meeting of the Members.

The Texas Charter provides that special meetings of the shareholders may be called only by the Chief Executive Officer, the President, the Board of Directors acting pursuant to a resolution adopted by a majority of the Board, or the Secretary of the Texas Corporation at the request of the holders of at least 50% (or the highest percentage permitted under the TBOC) of the Texas Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting.

Shareholder Action by Written Consent	The Delaware LLC Agreement provides that, on and after the Trigger Event, any action required or permitted to be taken by the Members must be taken at a duly held annual or special meeting of Members and may not be taken by any written consent of the Members. Prior to the Trigger Event, the Members may act without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by the Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted.	Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting. The Texas Charter provides that, prior to the Trigger Event, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders may be taken by written consent of the shareholders having the minimum number of votes that would be necessary to authorize or take the action that is the subject of the consent at a meeting in which each shareholder is present and votes. After the Trigger Event, any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding shares of capital stock of the Texas Corporation entitled to vote on such action.

Exclusive Forum & Arbitration	The Delaware LLC Agreement includes an exclusive forum provision. The Delaware LLC Agreement designates the Court of Chancery of the State of Delaware (or, if the Court of Chancery lacks jurisdiction, the Superior Court of the State of Delaware, or, if that court lacks jurisdiction, the United States District Court for the District of Delaware) as the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any Director, Officer, employee, Member or agent of the	The Texas Charter provides, unless the Texas Corporation consents in writing to the selection of an alternative forum, that the exclusive venue and forum for (a) derivative claims, (b) claims for breach of fiduciary duty or wrongdoing, (c) claims under the TBOC, the Texas Charter or the Texas Bylaws, (d) actions to interpret, apply, enforce or determine the validity of the Texas Charter or the Texas Bylaws, (e) claims against the Texas Corporation governed by the internal affairs doctrine, (f) actions asserting “internal entity claims,” or (g) any other action or proceeding in which the court has

16

Issue	Delaware LLC Agreement	Texas Charter
Company to the Company or its Members, (c) any action asserting a claim against the Company or any Director, Officer, Member or other employee arising pursuant to any provision of the Delaware LLC Act or the Delaware LLC Agreement, or (d) any action asserting a claim against the Company or any Director, Officer, Member or other employee governed by the internal affairs doctrine. Furthermore, unless the Company consents in writing to the selection of an alternative forum, the United States District Court for the District of Delaware shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”). This forum provision does not apply to actions brought to enforce any duty or liability created by the Exchange Act of 1934, as amended (the “Exchange Act”).

jurisdiction (each, an “Internal Dispute”), shall be the Business Court in the Eleventh Business Court Division of the State of Texas (the “Business Court”). Furthermore, unless the Texas Corporation consents in writing to the selection of an alternative forum, the U.S. District Court for the Southern District of Texas, Houston Division shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.

The Texas Charter also provides that Internal Disputes may be brought only as an individual action or derivative proceeding and, to the fullest extent permitted by law, may not be brought as a class, mass or other form of collective action or be consolidated or joined, except that the Texas Corporation may itself elect to seek consolidation or joinder.

In addition, to the extent a court of competent jurisdiction determines in a final and unappealable judgment that an Internal Dispute is not subject to the exclusive venue, forum and jurisdiction of the Business Court (an “Other Dispute”), the Texas Charter provides that such Other Dispute shall, to the fullest extent permitted by law, be exclusively and finally settled by arbitration under the Expedited Procedure Provisions of the Rules of the International Chamber of Commerce, seated in Houston, Texas and governed by the Texas Arbitration Act, with the arbitral tribunal’s authority subject to the same limits as a Texas court, an expanded scope of judicial review, and provisions addressing the number and selection of arbitrators, allocation of fees, and confidentiality.

If a court of competent jurisdiction determines in a final and unappealable judgment that the arbitration provisions are unenforceable in whole or in part, the exclusive forum and venue for the affected Other Disputes shall be the U.S. District

17

Issue	Delaware LLC Agreement	Texas Charter
Court for the Southern District of Texas, Houston Division, or, if that court lacks jurisdiction, the state district court of Texas located in Harris County.

Jury Trial Waivers	The Delaware LLC Agreement does not include a waiver of the right to jury trials. However, it designates the Court of Chancery of the State of Delaware (and specified alternative Delaware courts) as the exclusive forum for specified internal claims, and, were a Member to file suit in the Court of Chancery, there would be no right to a jury trial, as the Court of Chancery, as a court of equity, does not conduct jury trials.	The Texas Charter provides that, unless the Texas Corporation consents in writing to a jury trial, each shareholder, director, and officer of the Texas Corporation irrevocably and unconditionally waives any right it may have to a trial by jury in any legal action, proceeding, cause of action, cross-claim or counterclaim concerning any “internal entity claim” as that term is defined in Section 2.115 of the TBOC.

Amendment of Constituent Documents	Under the Delaware LLC Act, a limited liability company agreement is amended as provided in the agreement itself. The Delaware LLC Agreement generally may be amended by the Board following adoption of a resolution and approval by the Members: prior to the Trigger Event, by the affirmative vote of holders of not less than 50% in voting power of the Outstanding Voting Shares, and, on and after the Trigger Event, by the affirmative vote of holders of not less than 66-2/3% in voting power of the Outstanding Voting Shares, in each case voting together as a single class (unless a greater percentage is required under the Delaware LLC Agreement, the Shareholder’s Agreement or applicable Delaware law). The Delaware LLC Agreement also permits the Board, without the approval of any Member, to amend the Delaware LLC Agreement to reflect specified matters, including changes in the Company’s name or offices, the admission, substitution or removal of Members, changes necessary or appropriate to qualify or continue the Company as a limited liability company, changes the Board determines do not adversely affect the Members in any material respect or that are necessary or appropriate to comply with law or the requirements of any National Securities Exchange (as defined in the Delaware LLC Agreement), and amendments effecting or necessitated by an issuance of Shares (as	Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority, is specified in the certificate of formation. If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide in their certificate of formation that all shares vote as a single class for such an amendment. In addition, the TBOC allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.

18

Issue	Delaware LLC Agreement	Texas Charter

defined in the Delaware LLC Agreement) or by a merger, consolidation or conversion. In addition, any amendment that would have a material adverse effect on the rights or preferences of any class or series of Shares in relation to other classes or series must be approved by the holders of a majority of the Outstanding Shares of the class or series affected. In addition, no provision of the Delaware LLC Agreement that establishes a percentage of Outstanding Voting Shares required to take any action may be amended in a manner that reduces such voting percentage unless the amendment is approved by holders whose Outstanding Voting Shares constitute not less than the voting requirement sought to be reduced, and no amendment may enlarge the obligations of any Member without its consent, change the provisions governing dissolution, or change the term of the Company, in each case except as expressly permitted by the Delaware LLC Agreement.

The Company may not make any amendment, modification or waiver of the Delaware LLC Agreement or any other governing documents of the Company that materially and adversely affects any member of the Sponsor Group without the prior consent of LandBridge Holdings for so long as the Shareholders (as defined in the Delaware LLC Agreement) collectively, directly or indirectly, own at least ten percent of the outstanding Voting Shares of the Company.

The Texas Charter provides that the Texas Charter may be amended prior to the Trigger Event by the affirmative vote of holders of not less than a majority of the voting power of all of the then outstanding capital stock of the Texas Corporation entitled to vote thereon, voting together as a single class, and, after the Trigger Event, by the affirmative vote of holders of at least 66-2/3% of the voting power of all of the then outstanding capital stock of the Texas Corporation, voting together as a single class.

Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

The Texas Charter and Texas Bylaws provide that the Board of Directors is expressly authorized to adopt, amend, alter or repeal the Texas Bylaws, and that the shareholders may also adopt, amend, alter or repeal the Texas Bylaws by the affirmative vote of holders of the same majority (prior to the Trigger Event) or 66-2/3% (on and after the Trigger Event) of the voting power of all of the then outstanding capital stock of the Texas Corporation, voting together as a single class. In each case, the amendment of the Texas Charter and Texas Bylaws remains subject to the consent rights of LandBridge Holdings described elsewhere in this comparison.

The Texas Corporation may not make any amendment, modification or waiver of the Certificate of Formation, the Bylaws or any other governing documents of the Texas Corporation or any of its subsidiaries that

19

Issue	Delaware LLC Agreement	Texas Charter
materially and adversely affects any member of the Sponsor Group without the prior consent of LandBridge Holdings for so long as the Shareholders collectively, directly or indirectly, own at least ten percent of the outstanding Voting Shares of the Texas Corporation.

Ownership Requirements for Derivative Proceedings	The Delaware LLC Act does not expressly authorize any minimum ownership threshold for Members who wish to bring derivative suits. The Delaware LLC Agreement does not include an ownership threshold for bringing derivative proceedings.	The Texas Charter provides that the Texas Corporation affirmatively elects to be governed by Section 21.419 of the TBOC, and that no shareholder (as defined in Section 21.551(2) of the TBOC) of the Texas Corporation may institute or maintain a derivative proceeding in the right of the Texas Corporation unless such shareholder, at the time the derivative proceeding is instituted, holds at least 3% of the outstanding shares of common stock of the Texas Corporation.

Ownership Requirements for Shareholder Proposals	The Delaware LLC Act does not expressly authorize any minimum ownership threshold for Members who wish to submit business for consideration at a meeting of Members, and the Delaware LLC Agreement does not impose an ownership threshold for a Member to bring business before a meeting. Any Member who is a Record Holder at the time of giving the notice required by the Delaware LLC Agreement and at the time of the meeting, and who is entitled to vote at the meeting, may bring business before a meeting so long as the Member complies with the advance notice and other procedural and informational requirements of the Delaware LLC Agreement.	The Texas Charter provides that the Texas Corporation affirmatively elects to be governed by Section 21.373 of the TBOC, which requires a shareholder or group of shareholders seeking to submit a proposal on a matter to the shareholders of the Texas Corporation for approval at a meeting of shareholders to hold an amount of shares entitled to vote at such meeting equal to the greater of at least $1,000,000 in market value or 3% of the Texas Corporation’s voting shares, hold such amount for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting, and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

Negative Control Rights	The Delaware LLC Agreement gives LandBridge Holdings certain negative control rights, including that, so long as the Shareholders collectively own at least 40% of the outstanding Voting Shares, the Company shall not take certain actions without the prior consent of LandBridge Holdings. These actions include terminating the Chief Executive Officer and/or appointing his or her successor; removing the Chairman of the Board and/	The Texas Charter carries forward the negative control rights held by the Shareholders under the Delaware LLC Agreement and the Shareholder’s Agreement to the Texas Corporation.

20

Issue	Delaware LLC Agreement	Texas Charter
or appointing his or her successor; increasing or decreasing the size of the Board or any committee thereof (or the governing body of any Subsidiary); entering into any transaction or agreement that would result in a change of control; incurring debt for borrowed money in excess of a specified leverage ratio; authorizing, creating or issuing equity securities of the Company (subject to specified exceptions); making any voluntary election to liquidate or dissolve or to commence bankruptcy or insolvency proceedings; selling, transferring or disposing of assets outside the ordinary course of business in a transaction or series of transactions with a fair market value in excess of a specified percentage of the Company’s Consolidated Net Tangible Assets (as defined in the Delaware LLC Agreement); and amending, modifying or waiving these consent rights. In addition, so long as the Shareholders collectively, directly or indirectly, own at least 10% of the outstanding Voting Shares, the Company will not make any amendment, modification or waiver of the Delaware LLC Agreement or other governing documents of the Company that materially and adversely affects any member of the Sponsor Group or its rights thereunder without the prior consent of LandBridge Holdings, which consent may be withheld in its sole discretion.

Board Classification	The Delaware LLC Agreement provides that, until the Trigger Event, the directors, other than those who may be elected by the holders of any series of preferred shares, shall consist of a single class, with each director serving a term expiring at the next annual meeting of shareholders and holding office until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. On and after the Trigger Event, the directors, other than those who may be elected by the holders of any series of preferred phares, shall be divided into three classes, as nearly equal in number as is reasonably possible, with	The Texas Charter carries forward the board classification structure of the Delaware LLC Agreement to the Texas Corporation.

21

Issue	Delaware LLC Agreement	Texas Charter
the initial term of office of the first class to expire at the first annual meeting of shareholders following the Trigger Event, the second class at the second such annual meeting, and the third class at the third such annual meeting, and, following such initial terms, each director shall serve for a term ending on the third annual meeting of shareholders following the annual meeting at which such director was elected. LandBridge Holdings shall assign members of the Board (other than those who may be elected by the holders of any series of preferred shares) to such classes at the time the classification becomes effective. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and no decrease in the number of directors shall shorten the term of any incumbent director.

Comparison of the Delaware LLC Agreement and Texas Bylaws

Provision	Delaware LLC Agreement	Texas Bylaws
Board of Directors Committees	The Delaware LLC Agreement provides that the Board may designate one or more committees, each committee to consist of one or more Directors, and that any such committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company to the extent provided in the resolution of the Board, subject to the terms of the Shareholder’s Agreement. The Delaware LLC Agreement does not impose any limitations on the authority that may be delegated to a committee.	Similar to the Delaware LLC Agreement, the Texas Bylaws provide that each committee of the Board of Directors, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Texas Corporation, but no such committee shall have the power or authority in reference to the following matters: (i) approving, adopting, or recommending to the shareholders any action or matter (other than the election or removal of directors) that the TBOC expressly requires to be submitted to shareholders for approval or expressly prohibits being delegated to a committee, or (ii) adopting, amending, or repealing any bylaw of the Texas Corporation. The Texas Bylaws, by reference to the TBOC, acknowledge that a board committee (including any board committee of the Texas Corporation) is prohibited from taking certain actions under the TBOC.

22

Provision	Delaware LLC Agreement	Texas Bylaws
Quorum and Required Vote

The Delaware LLC Agreement provides that, at any meeting of the Members, the holders of a majority of the Outstanding Voting Shares entitled to vote at the meeting, represented in person or by proxy, constitute a quorum; provided that where a separate vote by a class or series is required, a majority of the voting power of such class or series constitutes a quorum of such class or series.

The Delaware LLC Agreement further provides that (1) Directors are elected by a plurality of the votes of the Outstanding Voting Shares present in person or represented by proxy and entitled to vote on the election of Directors, and cumulative voting is prohibited; (2) all other matters submitted to the Members for approval are determined by a majority of the votes cast affirmatively or negatively by Members holding Outstanding Voting Shares, unless a greater percentage is required under the Delaware LLC Act, the rules of any National Securities Exchange on which the Shares are listed, or the Delaware LLC Agreement; and (3) in non-binding advisory matters with more than two possible vote choices, the affirmative vote of a plurality of the Outstanding Voting Shares present and entitled to vote is the recommendation of the Members. The Members present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Voting Shares.

The Texas Bylaws provide that a quorum is present if the holders of a majority of the voting power of the outstanding shares entitled to vote at the meeting are present in person or by proxy at the shareholder meeting. Where a particular matter is to be voted on separately by a class or series of stock, a comparable majority of that class or series constitutes a quorum for that matter. If a quorum is not present, the chair of the meeting may adjourn the meeting until a quorum is obtained, and shareholders present at a properly convened meeting may continue to conduct business even if enough shareholders leave to break the quorum.

The Texas Bylaws provide that directors are elected by a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote in the election of directors. All other matters brought before a meeting at which a quorum is present are decided by a majority of the votes cast for or against by the holders of the shares entitled to vote thereon, unless applicable law, the Texas Charter, the Texas Bylaws, or stock exchange rules require a different vote, in which case that different standard controls. For non-binding advisory matters with more than two choices, the option receiving a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote on the matter is treated as the shareholders’ recommendation.

Cancellation or Postponement of Special Shareholder Meeting	The Delaware LLC Act does not prescribe rules for the cancellation or postponement of member meetings. The Delaware LLC Agreement provides that any previously scheduled meeting of the Members may be adjourned, rescheduled or postponed, and any special meeting of the Members may be adjourned, rescheduled, postponed or canceled, by resolution of the Board upon	Under the TBOC, the Board may not cancel a special meeting of shareholders called by shareholders. The Texas Bylaws provide that the Board or the chairman of the meeting at any time for any reason or no reason may postpone, adjourn, reschedule, or cancel (to the extent permitted by the TBOC) a special shareholder meeting.

23

Provision	Delaware LLC Agreement	Texas Bylaws
public notice given prior to or on the date previously scheduled for such meeting. The Delaware LLC Agreement further provides that the Board or, in the case of a special meeting called at the request of the Record Holders of a majority of the Outstanding Voting Shares, the Secretary of the Company at the request of such holders, may adjourn, reschedule, postpone or cancel any special meeting of the Members previously scheduled by or on behalf of the Board. Because, prior to the Trigger Event, special meetings called at the request of the Record Holders of a majority of the Outstanding Voting Shares are scheduled by or on behalf of the Board, the Delaware LLC Agreement does not include a limitation, comparable to that under the TBOC, prohibiting the Board from canceling a special meeting requested by Members.

Action by Written Consent of Directors	The Delaware LLC Agreement provides that any action required or permitted to be taken at any meeting of the Board or any committee may be taken without a meeting if a consent is signed or transmitted electronically by members of the Board or such committee having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members entitled to vote thereon were present and voted.	The Texas Bylaws allow the Board, or any committee of the Board, to act by written consent instead of holding a meeting. Prior to the Trigger Event, an action may be taken by the written or electronic consent of a majority of the directors (or committee members). On and after the Trigger Event, that same action requires the consent of all such directors (or committee members).

Notice to Shareholders	The Delaware LLC Act does not currently contain provisions allowing for a single notice to be delivered to multiple shareholders at the same address, and so the right of the Company to so deliver notice to multiple shareholders at the same address is limited by the Delaware LLC Act. The Delaware LLC Act does not have provisions specifically allowing the company not to deliver notice where such notice would be unlawful, and so the Delaware LLC Agreement does not contain such provisions.	The TBOC does not currently contain provisions allowing for a single notice to be delivered to multiple shareholders at the same address, and so the right of the Texas Corporation to so deliver notice to multiple shareholders at the same address is limited by the TBOC. The TBOC does not have provisions specifically allowing the corporation not to deliver notice where such notice would be unlawful, and so the Texas Bylaws do not contain such provisions.

Adjournment of Shareholder Meetings	The Delaware LLC Agreement provides that, at any meeting at which a quorum is present, the meeting may be adjourned or recessed from time to time for any reason	The Texas Bylaws provide that a shareholder meeting may be adjourned by the Board or the chair of the meeting, regardless of whether enough shareholders

24

Provision	Delaware LLC Agreement	Texas Bylaws
	by the chair of the meeting to another place or time, without regard to the presence of a quorum. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting, and a new record date need not be fixed, if the time and place, if any, and the means of remote communication, if any, are announced at the meeting, displayed on the electronic network used for the meeting, or set forth in the notice of meeting, unless the adjournment is for more than 30 days. The Delaware LLC Agreement provides that if the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned meeting, a notice of the time and place, if any, and the means of remote communication, if any, of the adjourned meeting shall be given in accordance with the meeting-notice provisions of the Delaware LLC Agreement. At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting.	are present to hold a vote. No separate notice of the continued meeting is required, provided that the new date, time, and place are announced at the original meeting. If, however, the meeting is adjourned for more than 30 days, or a new record date is set to determine which shareholders are entitled to vote, the Texas Corporation must give notice to shareholders. When the meeting reconvenes, it may address any business that could have been conducted at the original meeting. The Texas Bylaws provide that the Board may also postpone, reschedule, or cancel a previously scheduled meeting in advance by making a public announcement before the meeting was scheduled to begin.

Advance Notice Requirements for Shareholder Proposals and Director Nominations	The Delaware LLC Agreement provides that business may be submitted and director nominations may be made at a shareholder meeting only by shareholders who comply with certain notice and procedural requirements. These requirements include that (i) notice of proposals must be received by the Company not earlier than the close of business on the 120th day and not later than the close of business on the later of (a) the 90th day prior to the meeting or (b) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company; and (ii) notice of nominations must be received by the Company, (a) in the case of an annual meeting, not later than close of business on the 90th day nor earlier than close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders (except in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, in which case notice must	The Texas Bylaws provide that business may be submitted and director nominations may be made at a shareholder meeting only by shareholders who comply with certain notice and procedural requirements. The Texas Bylaws provide the same advance notice timing requirements as the Delaware LLC Agreement for shareholder proposals and director nominations. The Texas Bylaws’ advance notice requirements also include certain additional shareholder eligibility and disclosure requirements for shareholder proposals (including compliance with requirements under TBOC Section 21.373) and certain additional procedural and disclosure requirements for shareholder director nominations.

25

Provision	Delaware LLC Agreement	Texas Bylaws
be received not earlier than the close of business on the 120th day before the meeting and not later than the later of the close of business on the 90th day before the meeting or the close of business on the 10th day following the day on which public announcement of the date of the meeting was first made by the Company), and (b) in the case of a special meeting, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company. The Delaware LLC Agreement also provides that nothing in the advance notice requirements for shareholder proposals shall be deemed to affect any rights of shareholders pursuant to Rule 14a-8 of the Exchange Act.

Advancement of Expenses	The Delaware LLC Agreement provides that, to the fullest extent permitted by applicable law, expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding. The Delaware LLC Agreement does not condition advancement on delivery of an undertaking to repay.	Under the TBOC, before a corporation can advance expenses incurred by an indemnitee in connection with any legal proceedings, the indemnitee is required to provide, in addition to a written undertaking to repay any expenses advanced if such indemnitee is ultimately not entitled to indemnification, a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification, which requirement is included in the Texas Bylaws.

Director Designation Rights	The Shareholder’s Agreement provides that the Company and the Shareholders will take all necessary action to cause to be elected, and to continue in office, a number of directors designated by LandBridge Holdings on a sliding scale tied to the Shareholders’ beneficial ownership of the voting power of the Company. LandBridge Holdings may designate a number of directors equal to a majority of the Board plus one director for so long as the Shareholders beneficially own at least 40% of such voting power; three directors for so long as they beneficially own less than 40% but at least 30%; two directors for so long as they beneficially own less than 30% but at least 20%; and one director for so long as they beneficially own less than	The Texas Bylaws carry forward the director designation rights of LandBridge Holdings under the Delaware LLC Agreement and the Shareholder’s Agreement to the Texas Corporation. These director designation rights are additive to, and do not limit, LandBridge Holdings’s rights to nominate or remove directors under the Texas Charter or the TBOC.

26

Provision	Delaware LLC Agreement	Texas Bylaws
20% but at least 10%. For so long as LandBridge Holdings is entitled to designate one or more directors, LandBridge Holdings has the right to remove any director it previously designated (with or without cause) upon written notice to the Company, and the Company must take all necessary action to cause such removal. The Company must include LandBridge Holdings’s designees in the slate of director nominees recommended by the Board and take all necessary action to cause their election, and any vacancy created by the death, disability, retirement, resignation or removal of an LandBridge Holdings-designated director shall be filled by a new LandBridge Holdings designee. If the number of directors LandBridge Holdings is entitled to designate decreases, LandBridge Holdings shall cause a sufficient number of its designated directors to resign or not stand for re-election. The Shareholder’s Agreement further provide that, subject to applicable independence standards and for so long as LandBridge Holdings is entitled to designate one or more directors, the Company shall take all necessary action to cause a proportionate number of LandBridge Holdings designees to be appointed to each committee of the Board, and that LandBridge Holdings shall have the right to appoint a number of Board observers equal to the number of directors it is then entitled to designate.

Certain Differences in Member/Shareholder Rights under Delaware and Texas Law

The statutory laws of Texas, as governed by the TBOC, differ in certain respects from those of Delaware applicable to a limited liability company, as governed by the Delaware LLC Act. There are differences between what your rights are as a Member of the Company under Delaware law and what your rights will be as a shareholder of the Texas Corporation under Texas law. The following are brief summaries of certain legal considerations relating to the current rights of members of a Delaware limited liability company and the shareholders of a Texas corporation and the governance of a company in Delaware and in Texas.

The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and the Delaware LLC Act, the Delaware LLC Agreement, the Texas Charter and Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Delaware LLC Agreement, the Texas Charter and Texas Bylaws.

27

Issue	Delaware	Texas
Fiduciary Duties	In Delaware, the fiduciary duties owed by managers of a limited liability company are largely a matter of contract. The Delaware LLC Act expressly permits a limited liability company agreement to expand, restrict or eliminate duties (including fiduciary duties) that a manager, member or other person otherwise would owe, provided that the agreement may not eliminate the implied contractual covenant of good faith and fair dealing. The Delaware LLC Agreement provides that, except with respect to conflicts of interest (see “Interested Party Transaction Approvals” below) and business opportunities (see “Corporate Opportunities” below), the duties owed to the Company and the Members by the Directors and Officers are those duties applicable to directors and officers, respectively, of a Delaware corporation under the DGCL.	Under Texas law, directors and officers owe fiduciary duties of loyalty, due care, and obedience (i.e., duty to follow the law and the governing agreements of the corporation) to the corporation. Texas case law has not defined the concept of a “controlling shareholder” in a publicly traded corporation, but Texas case law holds that controlling shareholders do not generally owe formal fiduciary duties to their fellow shareholders. While a few cases have recognized that a relationship between particular shareholders may constitute a “confidential relationship,” which could give rise to informal fiduciary duties, Texas law generally allows shareholders to act in their own interests.

Business Judgment Rule	Under the Delaware LLC Act, the manner in which the business judgment rule applies to a limited liability company is largely determined by the limited liability company agreement, which may modify or displace default fiduciary standards. The Delaware LLC Agreement provides that, except as to conflicts of interest and business opportunities, the Directors and Officers owe the duties applicable to directors and officers of a Delaware corporation, but it overlays a subjective “Good Faith” standard and burden-shifting presumptions for conflict matters, and it eliminates the corporate opportunity doctrine as to the members of the Sponsor Group, the Directors and Officers and their respective Affiliates (each an “Unrestricted Party”), in each case to the fullest extent permitted by the Delaware LLC Act. The Delaware LLC Agreement contains an exculpation provision which, to the fullest extent permitted by the Delaware LLC Act, eliminates the liability of the Indemnified Persons (including the Directors and Officers) for any acts or omissions with respect to the Company. Because the Delaware LLC Agreement modifies default	Under Texas law, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent or unwise if made in good faith and within their discretion in furtherance of the corporation’s interests. In particular, a corporation with a series or class of stock listed on a national securities exchange or one which has opted in is protected by a codified business judgment rule which establishes a presumption that directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing law. This presumption governs director and officer liability in all matters of the corporation’s business (including transactions with interested persons), and neither the corporation nor any shareholder has a claim against a director or officer unless they (a) rebut the presumption and (b) prove an act or omission that both (1) is a breach of a duty and (2) constitutes intentional misconduct, fraud, an ultra

28

Issue	Delaware	Texas
	duties and establishes contractual standards and presumptions for conflict and business-opportunity matters, the judicially developed standards of review applicable to Delaware corporations (such as enhanced scrutiny for defensive measures and change-of-control transactions, and the entire fairness standard for conflicted-controller transactions) do not apply in the same manner. Instead, challenges to Board action in these areas are evaluated against the contractual standards and presumptions set forth in the Delaware LLC Agreement, with the challenging party bearing the burden of overcoming the applicable presumption.	vires act or a knowing violation of law. By requiring intentional misconduct, Texas law prevents a claim of breach of duty arising out of negligence or gross negligence. In addition, the Texas Charter has an exculpation provision which forecloses personal liability for duty of care breaches.

Interested Party Transaction Approvals	The Delaware LLC Agreement provides that, whenever a potential conflict of interest exists or arises between a member of the Sponsor Group, one or more Directors, Officers or equity owners or their Affiliates, on the one hand, and the Company, any Group Member or any non-Sponsor Group Member, on the other hand, any resolution or course of action by the Board is permitted and deemed approved by all Members, and does not constitute a breach of the Delaware LLC Agreement or of any duty (including any fiduciary duty), if it is (i) approved by Special Approval (a majority of a Conflicts Committee of Independent Directors); (ii) approved by a majority of the disinterested Outstanding Voting Shares; (iii) on terms determined by the Board to be no less favorable to the Company than those available from unrelated third parties; or (iv) determined by the Board to be fair and reasonable to the Company. If Special Approval is sought or the Board approves the resolution, the Delaware LLC Agreement establishes a presumption of Good Faith (“Good Faith” is defined as a subjective belief that the action or omission is in, or not opposed to, the best interests of the Company) and shifts to the challenging party the burden of overcoming that presumption.	The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract

29

Issue	Delaware	Texas

or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC differs from the contractual conflicts framework of the Delaware LLC Agreement in that it provides a statutory safe harbor for interested-party transactions that does not turn on whether the interested party is a controlling shareholder. It also clarifies that the statutory business judgment rule applies to such transactions.

Corporate Opportunities

The Delaware LLC Agreement permits “Unrestricted Parties” (the Sponsor Group, officers and directors of the Sponsor Group, and officers and directors of the Company and their respective Affiliates) to engage in competing businesses, eliminates the corporate-opportunity doctrine for such parties, and renounces any Company interest in business opportunities available to them (subject to a carve-out for opportunities pursued using confidential information of the Company).

In addition, the Delaware LLC Agreement provides that the Members, in their capacity as such, and the Unrestricted Parties may engage in business activities in direct competition with the Company and are under no obligation to present business opportunities to the Company (subject to a limited exception for opportunities developed using the Company’s confidential information).

Under Texas law, the corporate opportunity doctrine is an aspect of a director’s duty of loyalty. A director may not take personal advantage of a business opportunity that rightfully belongs to the corporation. This duty of loyalty, together with the related duty of candor, requires full disclosure by directors to the corporation and its shareholders of matters affecting the corporation’s interests, including the existence of a business opportunity.

Under the TBOC, a Texas corporation may renounce in its charter its interest in specified business opportunities that are presented to the corporation or to any of its directors. Where a corporation has properly renounced an opportunity, a director covered by the renunciation may pursue that opportunity without breaching the duty of loyalty.

The Texas Charter carries forward the corporate-opportunity renunciation and outside-activities protections for Unrestricted Parties, subject to the same confidential-information carve-out.

Increasing or Decreasing Authorized Capital Shares, Including Number of Unissued Shares of a Series of Preferred Shares	Under the Delaware LLC Act, there is no concept of statutorily “authorized” capital shares; the issuance of equity interests is governed by the limited liability company agreement. The Delaware LLC Agreement authorizes the Company to issue an unlimited number of Shares in one or more classes or series as fixed by the Board, and it permits the Board, without the approval	Under the TBOC, once stock has been issued, the board of directors cannot unilaterally increase or decrease the authorized capital stock without shareholder approval unless the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased up to an amount

30

Issue	Delaware	Texas
of any Member, to issue Shares and to amend the Delaware LLC Agreement as necessary or desirable to effect such issuances. The Board may also increase or decrease the authorized amount of Shares of any class or series (but not below the number then Outstanding).

proportionate to the subdivision without stockholder approval, provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation).

With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Number of Directors	Under the Delaware LLC Act, the number of managers of a limited liability company is governed by the limited liability company agreement. The Delaware LLC Agreement provides that the number of Directors constituting the whole Board is determined from time to time by resolution adopted by a majority of the Board then in office, but shall consist of not less than nine Directors.

Under the TBOC, the number of directors is set by, or in the manner provided by, the certificate of formation or bylaws.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Procedures for Filling Vacant Directorships	The Delaware LLC Act does not prescribe procedures for filling vacancies among the managers of a limited liability company; such procedures are governed by the limited liability company agreement. The Delaware LLC Agreement provides that, prior to the Trigger Event, any newly created directorship resulting from an increase in the number of Directors or any

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors

31

Issue	Delaware	Texas
vacancy on the Board may be filled by the affirmative vote of a majority of the total number of Directors then in office or by a sole remaining Director, in each case even if less than a quorum, or by the affirmative vote of a Share Majority acting at a meeting of the Members or by written consent (to the extent then permitted), in each case subject to the terms of the Shareholder’s Agreement. On and after the Trigger Event, any such newly created directorship or vacancy shall be filled solely by the affirmative vote of a majority of the total number of Directors then in office or by a sole remaining Director, in each case even if less than a quorum, and shall not be filled by the Members. Any Director elected or appointed to fill a vacancy not resulting from an increase in the number of Directors holds office for the remaining term of his or her predecessor, subject to the terms of the Shareholder’s Agreement.

is the unexpired term of the director’s predecessor in office and until the director’s successor is elected and qualified.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors	The Delaware LLC Act does not prescribe standards for the removal of managers of a limited liability company; such matters are governed by the limited liability company agreement.	Under the TBOC, except as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Committees	The Delaware LLC Act permits a limited liability company agreement to provide for the establishment of committees and to delegate authority to them; the scope of committee authority is governed by the agreement rather than by statute. The Delaware LLC Agreement authorizes the Board to designate one or more committees, each consisting of one or more Directors (including a Conflicts Committee of Independent Directors), to have and exercise all the powers and authority of the Board to the extent provided in the	Under the TBOC, the board of directors may designate committees composed of one or more directors if authorized by the certificate of formation or the bylaws of the corporation. Once appointed, a committee has the full authority of the board of directors, though such authority may be limited by the resolution that created the committee, the certificate of formation, the bylaws, or the TBOC. A committee cannot (1) amend the certificate of formation, except to establish a series of shares, change the number of shares in a

32

Issue	Delaware	Texas
	resolution of the Board, and to designate alternate members who may replace any absent or disqualified member. Unlike the TBOC, the Delaware LLC Agreement does not impose the categories of statutory limitations on the matters that may be delegated to a committee.	series, or eliminate a series of shares; (2) propose a reduction of stated capital; (3) approve a plan of merger, share exchange, or conversion; (4) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business; (5) recommend to the shareholders a voluntary winding up and termination or revocation of such action; (6) amend, adopt, or repeal bylaws; (7) fill board vacancies; (8) fill committee vacancies or designate alternate committee members; (9) fill vacancies due to an increase in the number of directors; (10) elect or remove officers or committee members; (11) set committee member compensation; or (12) alter or repeal a board resolution that states that the board resolution cannot be amended or repealed by a committee.

Action by Written Consent of Directors	The Delaware LLC Act permits managers to act by written consent as provided in the limited liability company agreement.	Under the TBOC, unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.

Adjournment of Shareholder Meetings	The Delaware LLC Act does not prescribe rules for the adjournment of member meetings; such matters are governed by the limited liability company agreement.	Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting. The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting. Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

Voting by Proxy	The Delaware LLC Act permits members to vote by proxy as provided in the limited liability company agreement. The Delaware LLC Agreement provides that, on any matter that is to be voted on by Members, the Members may vote in person	Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

33

Issue	Delaware	Texas
or by proxy, and that with respect to the use of proxies the Company is governed by the applicable proxy provisions of Section 212 of the DGCL as though the Company were a Delaware corporation and the Members were stockholders of a Delaware corporation.

Quorum and Required Vote	The Delaware LLC Act does not prescribe quorum or voting requirements for members; those are governed by the limited liability company agreement.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting.

The certificate of formation of a corporation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast.

Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the

34

Issue	Delaware	Texas
affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Stockholder Vote for Fundamental Business Transactions

Under the Delaware LLC Act, a limited liability company may merge or consolidate with, or convert into, one or more other business entities as authorized by, and in accordance with, its limited liability company agreement.

The Delaware LLC Agreement provides that a merger, consolidation or conversion requires the prior approval of the Board and, except in the limited circumstances described below, the affirmative vote or consent of the holders of a Share Majority

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business.

35

Issue	Delaware	Texas

(unless the transaction contains a provision that, if contained in an amendment, would require a greater percentage).

The Board is also permitted, without Member approval, to effect a mere change in the Company’s legal form (including converting the Company into, or merging it into, a corporation) if the governing instruments of the resulting entity provide the Members and the Board with substantially similar rights and obligations, and to effect certain other mergers on terms comparable to those available to a Delaware corporation under specified provisions of the DGCL.

The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.

Except as provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series shall only be entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation.

The TBOC allows a corporation to provide in its certificate of formation, and the Texas Charter provides, that all shares vote as a single class for the purpose of approving any matter, even in transactions that would otherwise require approval by separate class vote.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions	The Delaware LLC Act does not require member approval for a sale, lease or exchange of a limited liability company’s assets; that is governed by the limited liability company agreement. The Delaware LLC Agreement provides that the Board may not cause the Company to sell, exchange or otherwise dispose of all or substantially all of its assets, in one transaction or a series of related transactions, without the affirmative vote or consent of the holders of a Share Majority. The Delaware LLC Agreement provides that the foregoing approval requirement does not limit the ability of the Board to authorize the Company to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of	Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares). No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be

36

Issue	Delaware	Texas
the assets of the Company without the approval of any Member. In addition, the Sponsor consent rights described below require the prior consent of LandBridge Holdings for sales, transfers or dispositions of assets outside the ordinary course of business in a transaction or series of transactions with a fair market value in excess of 2% of the Company’s Consolidated Net Tangible Assets (determined as of the end of the most recently completed fiscal period for which a consolidated balance sheet is available), for so long as the Shareholders collectively own at least 40% of the Outstanding Voting Shares.

a transaction requiring shareholder approval under the TBOC.

Except as provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a sale, lease, exchange or other disposition of all, or substantially all, of the property and assets, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series shall only be entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation, although a corporation may provide that all shares vote as a single class even in such transactions.

The Texas Charter provides that a sale, lease, exchange, or other disposition of all or substantially all of the Texas Corporation’s assets must be approved by shareholders. The Texas Charter sets the required vote at a majority of the voting power of all outstanding capital stock entitled to vote, voting together as a single class, rather than the higher two-thirds vote that the TBOC requires by default. In addition, and as permitted by the TBOC, the Texas Charter provides that all classes and series of stock generally vote together as a single class on such a transaction, so that separate approval by an individual class or series is not required unless a class or series is independently entitled to a separate class vote. Where a separate class vote does apply, that class or series must approve the transaction by a majority of its own voting power.

37

Issue	Delaware	Texas
Business Combinations Statute

The Delaware LLC Act does not contain a business combinations (anti-takeover) statute applicable to limited liability companies analogous to Section 203 of the DGCL. Accordingly, a Delaware limited liability company such as the Company is not subject to a statutory three-year prohibition on business combinations with interested equityholders. Because the Delaware LLC Act does not include an interested-equityholder business combinations statute, there is no statutory definition of “interested stockholder” applicable to the Company, and the ownership thresholds and related concepts under Section 203 of the DGCL do not apply.

Because the Delaware LLC Act does not subject a limited liability company to a statutory business combinations prohibition, the statutory exceptions available to a Delaware corporation under Section 203 of the DGCL (such as board approval prior to the interested-stockholder date, acquisition of at least 85% of the voting stock, or approval by two-thirds of disinterested stockholders) are not applicable to the Company. There is no comparable statutory election because the Company, as a Delaware limited liability company, is not subject to such a statute.

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the

38

Issue	Delaware	Texas

shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation. “Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange. The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent. A corporation may expressly elect in its certificate of formation to not be governed by this statute.

Dividends and Distributions	The Delaware LLC Act does not prescribe a surplus or net-profits test for distributions; distributions are governed by the limited liability company agreement, subject to the statutory prohibition described below. The Delaware LLC Agreement provides that the holders of Class A Shares are entitled to receive ratably such Dividends (as defined in the Delaware LLC Agreement), if any, as may be declared by the Board out of funds legally available therefor, and that Dividends on the Class B shares are permitted only on the limited,	Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment

39

Issue	Delaware	Texas
	proportionate basis specified in the Delaware LLC Agreement. Under the Delaware LLC Act, a limited liability company may not make a distribution to a member if, after giving effect to the distribution, all liabilities of the company (other than liabilities to members on account of their interests and certain non-recourse liabilities) would exceed the fair value of the company’s assets. Consistent with this, the Delaware LLC Agreement provides that the Company shall not make a Dividend or other distribution if it would violate the Delaware LLC Act or other applicable law.	in liquidation of all or a portion of its assets. Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders a Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Share Redemption and Repurchase	The Delaware LLC Act does not contain a separate capital-impairment test for the redemption or repurchase of equity interests; a redemption or repurchase is treated as a distribution and is governed by the limited liability company agreement and the statutory distribution limitation described above. The Delaware LLC Agreement provides that the Class B shares are redeemable for Class A shares on the terms and subject to the conditions set forth in the OpCo LLC Agreement (as defined in the Delaware LLC Agreement), and that the Company will reserve and keep available a sufficient number of Class A Shares to effect such redemptions. As with other distributions, a redemption or repurchase by the Company is subject to the Delaware LLC Act’s limitation on distributions and the corresponding limitation in the Delaware LLC Agreement, which prohibits any Dividend or other distribution that would violate the Delaware LLC Act or other applicable law.	As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Ratification	The Delaware LLC Act does not contain a codified ratification process for defective acts of a limited liability company analogous to the corporate ratification statute; the validity and ratification of Company acts are instead governed by the Delaware LLC Agreement and general	The TBOC sets forth a ratification process for defective corporate acts. The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the

40

Issue	Delaware	Texas
	principles of Delaware law. The Delaware LLC Act does not provide a procedure for validating defective company acts comparable to the corporate validation statute. A person seeking to establish or challenge the validity or effectiveness of a Company act would instead rely on the Delaware LLC Agreement and generally applicable equitable remedies before the Court of Chancery of the State of Delaware.	transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or the Texas Business Court.

Inspection of Books and Records	Under the Delaware LLC Act, a member’s right to information may be expanded or restricted by the limited liability company agreement. The Delaware LLC Agreement provides that each Member has the right, for a purpose reasonably related to its interest as a Member (as determined by the Board in its discretion), upon reasonable written demand stating the purpose and at the Member’s own expense, to obtain specified documents, which right is deemed satisfied by the Company’s public filing of such documents via EDGAR. The documents a Member is entitled to obtain under the Delaware LLC Agreement are limited to (i) the Company’s most recent annual report and any subsequent quarterly or periodic reports required to be filed with the SEC under Section 13(a) of the Exchange Act; (ii) other publicly available documents the Company has filed with or furnished to the SEC; and (iii) a copy of the Delaware LLC Agreement and the Certificate of Formation and all amendments thereto, together with any executed powers of attorney. The Delaware LLC Agreement provides that these information rights replace, in their entirety, any information rights provided for in Section 18-305 of the Delaware LLC Act, and each Member agrees, to the fullest extent permitted by law, that it does not have any rights to receive information under Section 18-305 or otherwise except for the information expressly identified in the Delaware LLC Agreement. The Company may also keep specified confidential or sensitive information confidential from the Members for such	Under the TBOC, a shareholder may inspect a Texas corporation’s books and records for a proper purpose during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand. Books and records do not include emails, text messages, social media information and similar electronic communications unless such communications effectuate a corporate action. If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC. A Texas corporation may defend against an inspection action by establishing that the shareholder: (1) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders for the purpose of selling, a list of shareholders for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (2) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (3) was not acting in good faith or for a proper purpose in making the request. A shareholder request for corporate records is

41

Issue	Delaware	Texas
	period as the Board deems reasonable. Because the Delaware LLC Agreement limits Member information rights to the specified documents (satisfied by public EDGAR filings), a Member generally would not have a statutory books-and-records inspection right of the kind available to a stockholder of a Delaware corporation, and any dispute regarding these contractual information rights would be resolved under the Delaware LLC Agreement and the Delaware LLC Act.	not made for a proper purpose if the corporation reasonably determines that the request relates to an active or pending derivative suit or litigation that is or is expected to be instituted by such shareholder or that involves or is expected to involve the corporation as an adversarial party.

Insurance	Under the Delaware LLC Act, a limited liability company may purchase and maintain insurance on behalf of any member, manager or other person against any claim or liability, whether or not the company would have the power to indemnify the person against that liability. The Delaware LLC Agreement provides that the Company may purchase and maintain insurance on behalf of any person entitled to indemnification against any liability asserted against and incurred by such person in any capacity to which such person is entitled to indemnification, or arising out of such person’s status as such, whether or not the Company would have the power or obligation to indemnify such person against such liability under the Delaware LLC Agreement. The Delaware LLC Act and the Delaware LLC Agreement do not prohibit the Company from establishing and maintaining other arrangements to protect indemnified persons, and the Delaware LLC Agreement authorizes the Company to enter into indemnity agreements and to extend indemnification and advancement rights to officers, employees and agents of the Company and the Company Group.	Under the TBOC, a Texas corporation is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the enterprise otherwise would have had the power to indemnify the person against that liability under the TBOC. Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

Dissent and Appraisal Rights	Under the Delaware LLC Act, unless otherwise provided in a limited liability company agreement or an agreement of merger or consolidation or a plan of merger or a plan of division, shareholders have no appraisal rights with respect to a limited liability company interest or another interest in a limited liability company.	Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange,

42

Issue	Delaware	Texas
	The Delaware LLC Agreement expressly provides that members are not entitled to dissenters’ rights of appraisal in any merger, consolidation, conversion, or sale of substantially all assets.	conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (a) listed on a national securities exchange, or (b) held of record by at least 2,000 owners, (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash in lieu of fractional shares or interests the owner would otherwise be entitled to receive, and (iii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or (ii) held of record by at least 2,000 owners, (b) cash instead of fractional ownership interests the owner would otherwise be

43

Issue	Delaware	Texas
entitled to receive, or (c) any combination of the ownership interests and cash above.

Independence of Corporate Statute	Delaware does not have an analogous statute.	The TBOC prohibits the plain meaning of the statutes under the TBOC from being supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction.

Judicial Certification of Committees and Panels	Delaware does not have an analogous statute.	The TBOC permits corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially determine the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

Certain Matters That Will Not Change After Conversion and Redomestication

Apart from being governed by the Texas Charter, the Texas Bylaws and the TBOC, upon completion of the Conversion and Redomestication, the Company will continue to exist, without interruption, in the form of a Texas corporation. By virtue of the Conversion and Redomestication, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Texas Corporation and will be the property of the Texas Corporation. In addition, the Texas Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Texas Corporation.

No Change in Business, Jobs or Physical Location

The Conversion and Redomestication will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities, net worth of the Company (other than as a result of the costs related to the Conversion and Redomestication), or state of organization of any subsidiary of the Company.

Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Conversion and Redomestication. To the extent that the Conversion and Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Conversion and Redomestication. The Company has identified no material consent or waiver requirements to date, including under the indenture and credit agreement governing the Company’s outstanding indebtedness, as most of its operations are conducted by subsidiaries and has not identified any such required consent will impede its ability to complete the Conversion and Redomestication. The Board of Directors of the Texas Corporation is expected to continue to evaluate conflicted transactions in the future to determine whether it is necessary or advisable to impanel a special committee to approve such transactions. The Conversion and Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.

44

No Impact on NYSE Listing or SEC Reporting Obligations

We will continue to be a publicly held company following completion of the Conversion and Redomestication, and our Texas Class A shares will continue to be traded on NYSE and NYSE Texas under the symbol “LB.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Texas Class A shares as a result of the Conversion and Redomestication. Except as described herein, we and our shareholders will be in the same respective positions under the federal securities laws after the Conversion and Redomestication as we and our shareholders were prior to the Conversion and Redomestication.

No Action in Respect of Share Ownership

The Company does not issue certificated common shares. At the Effective Time, each outstanding Class A share and Class B share will automatically be converted into one Texas Class A share or Texas Class B share, respectively, and any book-entry entitlements you then hold will represent the same number of shares of the Texas Corporation as they represented of the Company immediately prior to the Effective Time.

No Material Accounting Implications

Effecting the Conversion and Redomestication is not expected to have any material accounting implications.

Legal Proceedings

The Company does not have any legal proceedings pending in Delaware.

Regulatory Matters

In connection with the Conversion and Redomestication, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and does not anticipate making any other filings (other than with the Securities and Exchange Commission) to effect the Conversion and Redomestication.

Anti-Takeover Implications of the Conversion and Redomestication

The Conversion and Redomestication is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or obtain representation on the Board of Directors. Moreover, as of the Record Date, LandBridge Holdings is able to exercise significant voting rights with respect to the Company’s outstanding shares, and accordingly has the ability to discourage or delay any attempt to acquire control of the Company. Nevertheless, certain effects of the Conversion and Redomestication may be considered to have anti-takeover implications by virtue of the Company being governed by Texas law.

A hostile takeover attempt may have a positive or negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business, employee base, customer base and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by the Board of Directors or a special committee or conflicts committee thereof may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and all of its shareholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of

45

the acquiring corporation and the most effective deployment of corporate assets. The Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board of Directors the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize shareholder value.

Delaware law and the Delaware LLC Agreement contain provisions that may have the effect of deterring hostile takeover attempts. Texas law includes some additional features that may deter hostile takeover attempts. Texas law currently prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders. Another potential area of difference involves cash-out transactions and “Revlon duties.” Texas law allows directors to take into account “the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Similarly, under Delaware law, the decision whether to sell the company or “just say no” is a business judgment for the board of directors in which they can take into account the corporation’s long-term interests. But once the board of directors determines to pursue a change of control transaction, Delaware law requires the directors to act reasonably to obtain the best price available while Texas law provides that directors may continue to benefit from the business judgment rule standard.

The Board of Directors may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement, if warranted from time to time in the judgment of the Board of Directors.

Certain U.S. Federal Income Tax Consequences of the Conversion and Redomestication

The following is a general discussion of certain U.S. federal income tax consequences of the Conversion and Redomestication to U.S. holders (as defined below) of Class A shares and/or Class B shares who receive Texas Class A shares and/or Texas Class B shares upon the conversion of their Class A shares or Class B shares, respectively, pursuant to the Conversion and Redomestication. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, judicial interpretations thereof and published rulings and other positions of the U.S. Internal Revenue Service (“IRS”), each as in effect as of the date of this Information Statement, and all of which are subject to change or differing interpretations (possibly with retroactive effect). Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. The U.S. federal income tax laws are complex and subject to varying interpretation. The Company has not sought, and does not intend to seek, any ruling from the IRS with respect to the statements made and the positions or conclusions described in the following summary, and there can be no assurance the IRS or a court will not take a contrary position.

The following discussion is limited to U.S. holders that hold their Class A shares or Class B shares, as applicable, as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is not a complete description of all of the U.S. federal income tax consequences of the Conversion and Redomestication, nor does it address (i) any tax consequences arising under the laws of any U.S. state or local or non-U.S. jurisdiction or under any U.S. federal laws other than those pertaining to U.S. federal income taxation or (ii) the tax consequences of owning and disposing of Texas Class A shares or Texas Class B shares received in the Conversion and Redomestication. Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular U.S. holders of Class A shares and/or Class B shares in light of their individual circumstances (including the impact of the Medicare surtax on certain net investment income) or to U.S. holders of Class A shares and/or Class B shares that are subject to special treatment under the U.S. federal income tax laws, such as:

•	banks, insurance companies or other financial institutions;

•	entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

46

•	tax-exempt or governmental organizations;

•	dealers in securities or traders in securities that elect to use a mark-to-market method of accounting;

•

persons that hold Class A shares or Class B shares as part of a straddle, appreciated financial position, synthetic security, hedge, constructive sale, conversion transaction or other integrated investment or risk reduction transaction;

•	persons that purchased or sell their Class A shares or Class B shares as part of a wash sale;

•	certain former citizens or long-term residents of the United States or persons whose functional currency is not the U.S. dollar;

•	persons that are not U.S. holders;

•

persons who acquired or hold their Class A shares or Class B shares through the exercise of employee stock options, as a restricted stock award or otherwise as compensation or through a tax-qualified retirement plan;

•

persons who actually or constructively hold (or actually or constructively held at any time during the five-year period ending on the date of the Conversion and Redomestication) five percent or more (by vote or value) of any class of our common stock; or

•	persons subject to special tax accounting rules (including rules requiring recognition of gross income based on a taxpayer’s applicable financial statement).

THE TAX CONSEQUENCES OF THE CONVERSION AND REDOMESTICATION TO A HOLDER OF CLASS A SHARES OR CLASS B SHARES MAY BE COMPLEX AND WILL DEPEND ON SUCH HOLDER’S SPECIFIC SITUATION AND FACTORS NOT WITHIN THE COMPANY’S CONTROL. HOLDERS OF CLASS A SHARES AND/OR CLASS B SHARES ARE STRONGLY ENCOURAGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE CONVERSION AND REDOMESTICATION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE OR LOCAL, NON-U.S. OR OTHER TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Class A shares and/or Class B shares that, for U.S. federal income tax purposes, is:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) which has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Class A shares or Class B shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partnership or partner level. Accordingly, if you are a partner in a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) that holds Class A shares or Class B shares, you should consult your tax advisor regarding the tax consequences to you of the Conversion and Redomestication.

Assuming that the Conversion and Redomestication is completed as currently contemplated, the Company intends that the Conversion and Redomestication qualify as a “reorganization” within the meaning of

47

Section 368(a)(1)(F) of the Code, and the Company intends to report the Conversion and Redomestication consistent with such qualification. However, the Company has not sought, and does not intend to seek, any ruling from the IRS regarding the qualification of the Conversion and Redomestication as a reorganization, and there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the treatment of the Conversion and Redomestication as a reorganization.

Assuming the Conversion and Redomestication qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

•

a U.S. holder of Class A shares and/or Class B shares generally will not recognize gain or loss upon the conversion of Class A shares and/or Class B shares into Texas Class A shares or Texas Class B shares, as applicable, pursuant to the Conversion and Redomestication;

•

the aggregate tax basis of the shares of Texas Class A shares or Texas Class B shares, as applicable, received by a U.S. holder of Class A shares or Class B shares pursuant to the Conversion and Redomestication generally will equal the aggregate adjusted tax basis of such U.S. holder’s Class A shares or Class B shares, as applicable, converted into such Texas Class A shares or Texas Class B shares, as applicable; and,

•

the holding period of the Texas Class A shares and/or Texas Class B shares received by a U.S. holder upon the conversion of Class A shares and/or Class B shares pursuant to the Conversion and Redomestication generally will include the holding period of the Class A shares or Class B shares, as applicable, converted into such Texas Class A shares or Texas Class B shares, as applicable.

If a U.S. holder of Class A shares and/or Class B shares holds different blocks of Class A shares and/or Class B shares (generally, shares acquired at different times or at different prices), such U.S. holder’s basis and holding period in its Texas Class A shares or Texas Class B shares, as applicable, may be determined separately with reference to each block of Class A shares or Class B shares, as applicable. Any such U.S. holder should consult with its tax advisor with respect to the determination of the tax bases and holding periods of the particular Class A shares or Class B shares, as applicable, converted into such Texas Class A shares or Texas Class B shares, as applicable.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS OF THE CONVERSION AND REDOMESTICATION. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF CLASS A SHARES AND/OR CLASS B SHARES ARE STRONGLY ENCOURAGED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE CONVERSION AND REDOMESTICATION TO THEM, INCLUDING TAX REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE OR LOCAL, NON-U.S. OR OTHER TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.

Shareholder Appraisal Rights

NEITHER HOLDERS OF OUR CLASS A SHARES NOR HOLDERS OF OUR CLASS B SHARES ARE ENTITLED TO APPRAISAL RIGHTS WITH RESPECT TO THE CONVERSION AND REDOMESTICATION DESCRIBED IN THIS INFORMATION STATEMENT.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our common shares outstanding by:

•	each person known to us to be beneficial owners of more than 5% of any class of our outstanding common shares;

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•	each director and Named Executive Officer; and

•	all of our directors and executive officers as a group.

The amounts of common shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. In addition, a person is deemed to be the beneficial owner of securities that the person has the right to acquire within sixty days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The beneficial ownership percentages set forth in the table below are based on 29,654,484 Class A shares and 47,430,928 Class B shares outstanding as of the Record Date. All information with respect to beneficial ownership has been furnished, or filed with the SEC, by the respective shareholders, directors and executive officers, as the case may be, as of the Record Date. Unless otherwise noted, the mailing address of each listed beneficial owner under “5% Shareholders” and “Directors and Executive Officers” is c/o LandBridge Company LLC, 5555 San Felipe Street, Suite 1200, Houston, Texas 77056.

Name of Beneficial Owner	Class A Shares	Class B Shares(1)	Combined Voting Power(2)
Directors and Named Executive Officers:
Jason Long	105,178	—	*
Scott L. McNeely	38,116	—	*
Harrison Bolling	32,925	—	*
Jason Williams	30,078	—	*
David N. Capobianco(3)	—	47,168,908	61.2%
Matthew K. Morrow	—	—	—
Kara Goodloe Harling	—	—	—
Michael S. Sulton	—	—	—
Frank Bayouth	—	—	—
Charles Watson(4)	73,804	—	*
Ty Daul(4)	18,395	—	*
Ben Moore	—	—	—
Valerie P. Chase(4)	12,497	—	*
Andrea Nicolás(4)	9,554	—	*
Directors and Executive Officers as a Group (14 Persons)	320,547	47,168,908	61.6%
5% Shareholders:
LandBridge Holdings LLC(3)	—	47,168,908	61.2%
Horizon Kinetics Asset Management LLC(5)	5,821,263	—	7.6%
First Manhattan Co. LLC(6)	6,668,804	—	8.7%
FMR LLC(7)	1,775,450	—	2.3%

*	Represents beneficial ownership of less than 1% of our outstanding Class A or Class B shares.
(1)

Subject to the terms of the OpCo LLC Agreement, OpCo Unitholders (other than us) have the right to redeem all or a portion of their OpCo Units for Class A shares (or cash, at OpCo’s election) at a redemption ratio of one Class A share for each OpCo Unit redeemed. In connection with any such redemption of OpCo Units, a corresponding number of Class B shares will be cancelled. Beneficial ownership of OpCo Units is not reflected as beneficial ownership of our Class A shares for which such OpCo Units may be redeemed.

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(2)

Represents percentage of voting power of our Class A shares and Class B shares voting together as a single class. OpCo Unitholders will hold one Class B share for each OpCo Unit that they own. Each Class B share has no economic rights, but entitles the holder thereof to one vote for each OpCo Unit held by such holder. Accordingly, OpCo Unitholders collectively have a number of votes in us equal to the number of OpCo Units that they hold.

(3)

LandBridge Holdings is controlled by a board of managers consisting of four members. Five Point Energy Fund II AIV-VII LP (“Fund II”) and Five Point Energy Fund III AIV-VIII LP (“Fund III”), who collectively own 77.0% of the capital interests of LandBridge Holdings, have the right to appoint a majority of the members of the board of managers of LandBridge Holdings. Five Point Energy GP II LP is the sole general partner of Fund II. Five Point Energy GP II LLC is the sole general partner of Five Point Energy GP II LP. Five Point Energy GP III LP is the sole general partner of Fund III. Five Point Energy GP III LLC is the sole general partner of Five Point Energy GP III LP. Each of Five Point Energy GP II LLC and Five Point Energy GP III LLC is controlled by David N. Capobianco as each respective entity’s sole member. Mr. Capobianco may exercise voting and dispositive power over the Class B shares held by LandBridge Holdings and may be deemed to be the beneficial owner thereof. Mr. Capobianco disclaims beneficial ownership of Class B shares in excess of his pecuniary interest therein.

(4)	Indicates an independent director.
(5)

Based on a Schedule 13G/A filed with the SEC by Horizon Kinetics Asset Management LLC and Horizon Kinetics Holding Corp on July 29, 2026. Horizon Kinetics Holdings Corp is the parent company of Horizon Kinetics Asset Management LLC. Their address is 470 Park Avenue South, 8th FL S, New York, NY 10016.

(6)

Based on a Schedule 13G/A filed with the SEC by First Manhattan Co. LLC, FMC Group Holdings LP, and First Manhattan Management LLC on November 7, 2025. First Manhattan Co. LLC is an investment adviser for FMC Group Holdings LP and First Manhattan Management LLC. Their address is 399 Park Avenue, 28th FL, New York, NY 10022.

(7)	Based on a Schedule 13G filed with the SEC by FMR. LLC and Abigail P. Johnson on August 6, 2026. Their address is 245 Summer Street, Boston, Massachusetts 02210.

Delivery of Documents to Security Holders Sharing an Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process is commonly referred to as “householding.” If you wish to opt out of householding, and would like separate copies of this Information Statement mailed to each shareholder sharing your address, or if you are receiving multiple copies and would like to receive a single copy, you can notify us by sending a written request to LandBridge Company LLC, c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095 and we will promptly deliver additional materials as requested. Beneficial owners (street name shareholders) sharing an address who are receiving multiple copies of this Information Statement and other shareholder communications and who wish to receive a single copy of such materials in the future will need to contact their bank, broker or other nominee to request that only a single copy of such materials be mailed to all shareholders at the shared address in the future.

This Information Statement is provided to the shareholders of the Company only for information purposes in connection with the Consenting Shareholder’s approval of the Conversion and Redomestication, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

Cautionary Statement Regarding Forward-Looking Statements

This Information Statement contains forward-looking statements. All statements other than statements of historical fact contained in this Information Statement, including statements regarding the anticipated benefits of the Conversion and Redomestication—such as enhanced index eligibility, a broader investor base, improved

50

trading liquidity, cost savings, the alignment of the Company’s legal and operational homes, and a reduced potential for opportunistic and frivolous litigation—are forward-looking statements. These statements are based on the Company’s current expectations and assumptions and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied, including the factors described above under “Risks of the Conversion and Redomestication” and in the Company’s filings with the SEC. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Incorporation by Reference of Certain Documents

The SEC allows us to “incorporate by reference” into this Information Statement information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents that the Company has previously filed with the SEC (other than any portions of such documents that are furnished rather than filed):

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025; and

•

the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC since the end of such fiscal year (other than information furnished under Item 2.02 or Item 7.01 of Form 8-K).

Any statement contained in a document incorporated by reference into this Information Statement will be deemed to be modified or superseded to the extent that a statement contained in this Information Statement modifies or supersedes that statement. We will provide, without charge, to each person to whom this Information Statement is delivered, upon written or oral request, a copy of any or all of the documents incorporated by reference (other than exhibits to those documents, unless the exhibits are specifically incorporated by reference). Requests should be directed to the address set forth under “Where You Can Find More Information About Us” below.

Where You Can Find More Information About Us

We file annual and quarterly reports and other reports and information with the SEC through the Electronic Data Gathering, Analysis and Retrieval system (known as “EDGAR”), which are publicly available free of charge on the SEC’s website, located at http://www.sec.gov, and at https://ir.landbridgeco.com under “SEC Filings” in the “Financials” section of our website. We will mail, without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

LandBridge Company LLC

5555 San Felipe Street, Suite 1200

Houston, Texas 77056

Attn: Investor Relations

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is also available at https://ir.landbridgeco.com under “SEC Filings” in the “Financials” section of our website.

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Appendix A

RESOLUTIONS OF

THE BOARD OF DIRECTORS OF

LANDBRIDGE COMPANY LLC

Adopted at a meeting held on August 4, 2026

The Board of Directors (the “Board” and each a “Director”) of LandBridge Company LLC, a Delaware limited liability company (the “Company”), hereby approves and adopts the following recitals and resolutions and the actions herein authorized as the acts of the Board. Terms used but not defined herein shall have the meaning given to them in that certain First Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 1, 2024 (the “LLCA”).

CONVERSION TO TEXAS CORPORATION

WHEREAS, the Company is a Delaware limited liability company;

WHEREAS, the Company has been considering a conversion and redomestication of the Company from a Delaware limited liability company to a Texas corporation in order to, among other things, become eligible for inclusion in certain indexes such as the S&P SmallCap 600, S&P Completion, Russell 2000, Russell 1000 and CRSP indexes (the “Potential Conversion”);

WHEREAS, pursuant to that certain Written Consent of the Board of Directors of LandBridge Company LLC, dated as of June 12, 2026, as amended on July 31, 2026 (the “Special Committee Written Consent”), the Board established a conflicts committee of the Board (the “Conversion Special Committee”) consisting of Independent Directors to review the material facts of, evaluate and advise upon the terms and conditions of the Potential Conversion pursuant to the proposed Plan of Conversion in substantially the form attached hereto as Annex A (the “Plan of Conversion”) and related arrangements on behalf of the Company and the holders of Shares other than the Sponsor Group;

WHEREAS, the Conversion Special Committee has evaluated the Potential Conversion, provided Special Approval in accordance with Sections 6.4 and 7.1 of the LLCA with respect to the Potential Conversion, the Plan of Conversion, and related arrangements and recommended that the Board approve the Potential Conversion and the Plan of Conversion;

WHEREAS, the Board has considered and discussed with management the merits and risks of approving the Potential Conversion pursuant to the proposed Plan of Conversion;

WHEREAS, the Plan of Conversion provides, among other things, that the Company will convert and redomesticate from a limited liability company organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas (the Company from and after the Effective Time (as defined below), the “Converted Corporation”), pursuant to and in accordance with Section 18-216 of the Delaware Limited Liability Company Act, as amended (the “DLLCA”), Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”) and the terms and conditions of the Plan of Conversion (the “Conversion”);

WHEREAS, pursuant to the Plan of Conversion, the Company shall file (i) a certificate of conversion with the Secretary of State of the State of Delaware, substantially in the form attached hereto as Annex B (the “Delaware Certificate of Conversion”), (ii) a certificate of conversion with the Secretary of State of the State of Texas, substantially in the form attached hereto as Annex C (the “Texas Certificate of Conversion”) and (iii) a

certificate of formation with the Secretary of State of the State of Texas (the “Certificate of Formation”), along with any other filings or recordings required by the DLLCA or the TBOC in connection with the Conversion;

WHEREAS, the Conversion shall become effective at the time set forth in each of the Delaware Certificate of Conversion, Texas Certificate of Conversion and Certificate of Formation; provided that such effective time shall not occur prior to the last to occur of (i) the filing of the Delaware Certificate of Conversion with the Secretary of State of the State of Delaware, (ii) the filing of the Texas Certificate of Conversion with the Secretary of State of the State of Texas and (iii) the filing of the Certificate of Formation with the Secretary of State of the State of Texas (the “Effective Time”);

WHEREAS, the Plan of Conversion provides that at the Effective Time, by virtue of the Conversion and without any further action on the part of any shareholder, the Company or any other person, each Class A share representing a limited liability company interest in the Company (“Class A Shares”) and each Class B share representing a limited liability company interest in the Company (“Class B Shares”) issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one (1) share of Class A common stock, par value $0.001 per share, and one (1) share of Class B common stock, par value $0.001 per share, respectively, of the Converted Corporation;

WHEREAS, the Plan of Conversion provides that at the Effective Time, each outstanding restricted share unit, equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A Shares, whether vested or unvested, which is outstanding immediately prior to the Effective Time, will continue in existence and constitute a restricted stock unit, or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of Class A common stock of the Converted Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and will, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions as in effect immediately prior to the Effective Time with such adjustments to the number of shares, exercise price (if applicable), vesting schedule, and other terms and conditions as shall be equitably determined by the Board of Directors of the Converted Corporation in good faith so as to preserve the intrinsic value, economic benefits, and rights of the holder as of immediately prior to the Effective Time;

WHEREAS, the Plan of Conversion provides that at the Effective Time, all Directors and officers of the Company immediately prior to the Effective Time shall continue as Directors and officers of the Converted Corporation, respectively;

WHEREAS, the Plan of Conversion provides that at the Effective Time, the Converted Corporation shall enter into Bylaws in substantially the form attached to the Plan of Conversion (the “Bylaws”), which shall govern the operations of the Converted Corporation;

WHEREAS, the Board has reviewed the principal terms and conditions of the proposed transactions set forth in the Plan of Conversion and the agreements and other documents relating thereto and desires to (i) approve the Conversion and the Plan of Conversion, (ii) approve the Delaware Certificate of Conversion, the Texas Certificate of Conversion, the Certificate of Formation and the Bylaws, as well as the execution and delivery of any agreement, document or instrument necessary or appropriate to evidence or implement the Conversion with any contractual counterparty, lender, governmental authority or other person (collectively, the “Transactions”) and (iii) direct that the Plan of Conversion be submitted to LandBridge Holdings LLC, a Delaware limited liability company (“LandBridge Holdings”), being the holder of a majority of the total votes that may be cast generally in the election of directors (other than a Designated Director) by holders of all outstanding voting Shares of the Company, voting together as a single class; and

WHEREAS, following the approval of the Plan of Conversion and the Transactions by LandBridge Holdings, the Company shall file the Delaware Certificate of Conversion with the Secretary of State of the State of Delaware and the Texas Certificate of Conversion and Certificate of Formation with the Secretary of State of the State of Texas, pursuant to and in accordance with Section 18-216 of the DLLCA and Sections 10.154 and 10.155 of the TBOC.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby (i) approves the Conversion and the Plan of Conversion, (ii) approves the Delaware Certificate of Conversion, the Texas Certificate of Conversion, the Certificate of Formation and the Bylaws and (iii) directs that the Conversion and the Plan of Conversion be submitted to LandBridge Holdings for approval; and

FURTHER RESOLVED, that the form, terms, provisions, and conditions of the Plan of Conversion, be, and the same hereby are, in all respects approved, and the Transactions and all other actions or matters contemplated therein or necessary or appropriate to give effect to the foregoing be, and the same hereby are, in all respects approved; and

FURTHER RESOLVED, that, notwithstanding approval of the Conversion (including the Plan of Conversion, the Certificate of Formation, Texas Certificate of Conversion, Delaware Certificate of Conversion, and the Bylaws) by the holders of the Shares of the Company and the adoption of these resolutions, the Board may, at any time prior to the Effective Time, delay the Conversion or terminate or abandon the Plan of Conversion without further action by the holders of the Shares of the Company if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company; and

FURTHER RESOLVED, that, subject to and contingent upon the approval of the Plan of Conversion and the Transactions by LandBridge Holdings, the form, terms and provisions of (i) the Delaware Certificate of Conversion (ii) the Texas Certificate of Conversion, (iii) the Certificate of Formation, substantially in the form attached to the Plan of Conversion, and (iv) the Bylaws, substantially in the form attached to the Plan of Conversion, be and hereby are, adopted and approved in all respects; and

FURTHER RESOLVED, that the close of business on August 14, 2026, be, and it hereby is, fixed as the record date for determining the Record Holders of the Company entitled to consent to the Conversion and the Plan of Conversion without a meeting; and

FURTHER RESOLVED, that the officers of the Company (together, the “Authorized Officers”) be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to take any and all actions deemed necessary and appropriate to prepare an information statement and a notice of Member action by written consent and any and all related documents which such Authorized Officers shall determine necessary or desirable in connection with the Conversion (collectively, the “Information Statement Materials”); and

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of the Company and in its name to take any action to prepare or cause to be prepared and to file or cause to be filed with the Securities and Exchange Commission (the “SEC”) and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, documents, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the Information Statement Materials, together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements, and one or more Current Reports on Form 8-K or Form 8-K12B to report any of the matters contemplated by the foregoing resolutions by the Company and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions; and

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the Record Holders of the Company all documents as shall be necessary or advisable in connection with the Conversion, including, without limitation, the Information Statement Materials; and

MISCELLANEOUS

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to execute the Plan of Conversion, Delaware Certificate of Conversion, Texas Certificate of Conversion and the Certificate of Formation and any and all other documents relating thereto in the name of and on behalf of the Company, and to file such documents and do all such things as they, in their sole discretion, deem necessary or advisable to effectuate the Plan of Conversion, and to do and perform all such acts and things and to enter into, execute and deliver all such certificates, agreements, acknowledgements, instruments, contracts, statements and other documents, including any and all amendments thereto, that, in the judgment of the officer taking such action, are advisable, necessary or appropriate to effectuate and carry out the purposes and intent of the foregoing resolutions (such determination to be conclusively evidenced by the taking of such action); and

FURTHER RESOLVED, that all prior acts and deeds by an officer, Director or agent of the Company taken to carry out the intent and accomplish the purposes of the foregoing resolutions are hereby approved, adopted, ratified and confirmed in all respects as the respective acts and deeds of the Company.

ANNEX A

Plan of Conversion

Annex A

ANNEX B

Delaware Certificate of Conversion

Annex B

ANNEX C

Texas Certificate of Conversion

Annex C

Appendix B

PLAN OF CONVERSION

OF

LANDBRIDGE COMPANY LLC, A DELAWARE LIMITED LIABILITY COMPANY,

INTO

LANDBRIDGE CORPORATION, A TEXAS CORPORATION

This PLAN OF CONVERSION (this “Plan”), dated as of [●], 2026, is hereby adopted by LandBridge Company LLC, a Delaware limited liability company (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as LandBridge Corporation, a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the board of directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware Limited Liability Company Act (the “DLLCA”), and has submitted this Plan and the Conversion for approval by the shareholders of the Converting Entity, and the shareholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DLLCA and the First Amended and Restated Limited Liability Company Agreement of the Converting Entity, dated as of July 1, 2024 (the “LLC Agreement”).

NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:

1.	Plan of Conversion.

a.	The name of the Converting Entity is “LandBridge Company LLC”, a Delaware limited liability company.

b.	The name of the Converted Entity is “LandBridge Corporation”, a Texas corporation.

c.	The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “LandBridge Corporation”.

d.	The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.

e.

As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, (i) each Class A Share of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one share of Class A Common Stock, par value $0.001 per share, of the Converted Entity and (ii) each Class B Share of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one share of Class B Common Stock, par value $0.001 per share, of the Converted Entity. At and after the Effective Time each of the issued and outstanding Class A Shares and Class B Shares of the Converting Entity shall automatically become a share of Class A Common Stock and Class B Common Stock, respectively, of the Converted Entity, as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

f.

As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employee benefit plan, program, policy, or arrangement, including without limitation any qualified or nonqualified retirement plan, health and welfare benefit plan, deferred compensation arrangement, severance plan, bonus or incentive compensation plan, equity-based compensation plan or agreement, or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes (collectively, the “Company Benefit Plans”), shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions, shall remain in full force and effect in accordance with its respective terms, and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time except as otherwise required by applicable law or as may be amended in accordance with its terms following the Effective Time.

g.

To the extent that any such Company Benefit Plan provides for the issuance, or is otherwise based on the value, of Class A Shares of the Converting Entity, whether in the form of restricted share units or other equity-based awards, or other rights to acquire, or any instrument convertible into or exchangeable for, the Class A Shares of the Converting Entity, whether vested or unvested, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or otherwise be based on the value, of shares of the Class A Common Stock of the Converted Entity (each, a “Converted Equity Award”), with the same exercise, purchase or conversion price per share, and will, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions as in effect immediately prior to the Effective Time, with such adjustments to the number of shares, exercise price (if applicable), vesting schedule, and other terms and conditions as shall be equitably determined by the Board of Directors of the Converted Entity in good faith so as to preserve the intrinsic value, economic benefits, and rights of the holder as of immediately prior to the Effective Time. Each Converted Equity Award shall otherwise be subject to the same terms and conditions (including vesting, forfeiture, and payment provisions) as applied to the corresponding award immediately prior to the Effective Time, and service credited under any Company Benefit Plan prior to the Effective Time shall be fully recognized for all purposes under the corresponding plan or arrangement of the Converted Entity. The Converted Entity shall take all actions necessary or appropriate to effectuate the foregoing, including the adoption or assumption of equity incentive plans, the reservation of a sufficient number of authorized shares for issuance pursuant to Converted Equity Awards, and the filing of any registration statements or other filings required under applicable securities laws.

h.

As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

i.	Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

2.

Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under Section 18-216 of the DLLCA, including the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate”). The Conversion shall become effective at the time specified in the Texas Certificate and the Delaware Certificate as the effective time of the Conversion (the “Effective Time”).

3.

Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DLLCA, including without limitation the effects set forth in Section 1(c) of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4.

Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B.

5.

Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

6.

Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory or dependency of the United States, including, but not limited to, Delaware, or in any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency or foreign country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency or foreign country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 6 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

7.

Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. Notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

8.

Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Signature Page Follows]

IN WITNESS WHEREOF, LandBridge Company LLC, a Delaware limited liability company, has caused this Plan of Conversion to be executed by its duly authorized representative as of the date first stated above.

LandBridge Company LLC a Delaware limited liability company

By:
Name: Scott McNeely
Title: Executive Vice President, Chief Financial Officer

[Signature Page to Plan of Conversion]

EXHIBIT A

Certificate of Formation

[See attached.]

EXHIBIT A

EXHIBIT B

Bylaws

[See attached.]

EXHIBIT B

Appendix C

CERTIFICATE OF FORMATION

OF

LANDBRIDGE CORPORATION

LandBridge Corporation (the “Corporation”), a for-profit corporation organized and existing under and by virtue of the provisions of the Texas Business Organizations Code, as amended from time to time (the “TBOC”), does hereby certify:

1. LandBridge Company LLC, a Delaware limited liability company (the “Delaware Company”), with its principal place of business at 5555 San Felipe Street, Suite 1200, Houston, TX 77056, was originally formed on September 27, 2023.

2. The Delaware Company was converted into a corporation incorporated under the laws of the State of Texas under the name “LandBridge Corporation” on [●], 2026, pursuant to a plan of conversion under which the Delaware Company converted to the Corporation.

ARTICLE I.

The name of the Corporation is LandBridge Corporation. The Corporation is a for-profit corporation.

ARTICLE II.

The Corporation was formed under a plan of conversion. The Corporation was formed previously in the State of Delaware on September 27, 2023, as LandBridge Company LLC, a limited liability company.

ARTICLE III.

The address of the initial registered office of the Corporation in the State of Texas is 1501 South MoPac Expressway, Suite 220, Austin, Texas 78746-7541, and the name of the registered agent at that address is Capitol Services, Inc. The initial mailing address of the Corporation is 5555 San Felipe Street, Suite 1200, Houston, TX 77056.

ARTICLE IV.

The purpose of the Corporation is to engage in any lawful business for which business corporations may be organized under the TBOC as it now exists or may hereafter be amended and supplemented. The duration of the Corporation is perpetual.

ARTICLE V.

The total number of shares of all classes of capital stock which the Corporation will have authority to issue is 900,000,000 shares, consisting of (i) 800,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), of which 300,000,000 shares shall be a series designated as Class A Common Stock (“Class A Common Stock”) and 500,000,000 shares shall be a series designated as Class B Common Stock (“Class B Common Stock”) and (ii) 100,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

Subject to the rights of any holders of Preferred Stock then outstanding, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased, but not below the number of shares thereof then outstanding, by the affirmative vote of the holders of outstanding capital stock of the Corporation representing a majority of the voting power of all of the then outstanding capital stock of the Corporation entitled to vote thereon, and, to the extent permitted by Section 21.364(d) of the TBOC, no vote of the holders of Common Stock or Preferred Stock voting separately as a class shall be required therefor.

The designations and the powers, preferences, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as set forth below. Notwithstanding anything to the contrary in this Article V, any issuance, redemption, repurchase, acquisition, subdivision, combination or similar transaction involving capital stock of the Corporation must be accompanied by a corresponding transaction with respect to the OpCo Units (as defined below) to the extent required by the OpCo LLC Agreement (as defined below).

A. Common Stock.

1. Equal Status; General. Except as otherwise provided herein, including in Sections A.3., A.5. and A.6. of this Article V, or as required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights, privileges, preferences and powers, rank equally, share ratably and be identical in all respects and as to all matters. The voting, dividend, liquidation and other rights, powers and preferences of the holders of Common Stock are subject to, and qualified by, the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation (the “Board”) and outstanding from time to time.

2. Quorum; Voting. Except as otherwise provided by applicable law, this Certificate of Formation (this “Certificate of Formation” which term, as used herein, shall mean the certificate of formation of the Corporation, as amended and/or restated from time to time) or the Bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”), the holders of outstanding capital stock of the Corporation representing a majority of the shares of outstanding capital stock of the Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum for the transaction of business at such meeting, except that, when specified business is to be voted on by a class or series of capital stock voting as a separate class, the holders of outstanding capital stock of the Corporation representing a majority of the outstanding shares of such class or series entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum of such class or series for the transaction of such business. Except as otherwise provided herein or as expressly required by a nonwaivable provision of the TBOC, at all meetings of shareholders and on all matters submitted to a vote of shareholders of the Corporation generally, (i) each holder of Class A Common Stock, as such, shall have one (1) vote per share of Class A Common Stock held of record by such holder, and (ii) each holder of Class B Common Stock, as such, shall have one (1) vote per share of Class B Common Stock held of record by such holder; provided, that, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Formation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Formation (including any Certificate of Designation (as defined below)) or pursuant to the TBOC. Subject to the other provisions of this Certificate of Formation, each holder of Class B Common Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Class A Common Stock, and shall be entitled to notice of any shareholders’ meeting in accordance with the Bylaws and applicable law, and shall be entitled to vote, together with the holders of Class A Common Stock, with respect to any question upon which holders of Class A Common Stock have the right to vote. There shall be no cumulative voting. As authorized by Section 21.365 of the TBOC, unless otherwise stated in this Certificate of Formation, any action of the Corporation which, under the provisions of the TBOC or any other applicable law, is required to be authorized or approved by the affirmative vote of the holders of a specified portion of the shares entitled to vote which is in excess of the majority of all of the then outstanding shares of capital stock of the Corporation entitled to vote on such action shall, notwithstanding any such provision, be deemed effectively and properly authorized or approved if authorized or approved by the vote of the holders of capital stock of the Corporation representing a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. Without limit the generality of the foregoing, the approval of (i) any “fundamental action” as defined in Section 21.364 of the TBOC or (ii) any “fundamental business transaction” as defined in Section 1.002 of the TBOC requires the affirmative vote of the holders of capital stock of the Corporation representing a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. Except as otherwise expressly provided in this Certificate of Formation, and notwithstanding any provision of the TBOC, but as permitted by TBOC Section 21.365(b)(2), all classes or series of capital stock shall only be entitled to vote as together a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter for which the affirmative vote of the holders of a specified portion of the shares of a class or series is required by the TBOC, including in connection with any “fundamental action” as defined in Section 21.364 of the TBOC or a “fundamental business transaction” as defined in Section 1.002 of the TBOC. If, pursuant to the immediately preceding sentence, all classes or series of capital stock of the Corporation are only entitled to vote as a single class, and separate voting by class or series is not required, for the purpose of approving a matter, shares of a class or series of shares that do not otherwise have the right to vote under this Certificate of Formation shall be treated as having no votes in the vote as a single class on that matter, in accordance with TBOC Section 21.364(e-1); provided, that, if a class or series of shares is nevertheless entitled to vote as a class or series on any “fundamental action” as defined in Section 21.364 of the TBOC, then unless otherwise stated in this Certificate of Formation, the affirmative vote of the holders of outstanding capital stock representing a majority of the voting power of all of the then outstanding capital stock of the Corporation of such class or series shall be necessary to approve such “fundamental action”.

3. Dividends. Subject to the preferential or other rights of any holders of any then-outstanding shares of Preferred Stock, the holders of Class A Common Stock shall be entitled to receive ratably in proportion to the number of shares of Class A Common Stock held by them such dividends (payable in cash, shares or otherwise), if any, as may be declared thereon by the Board in its discretion at any time and from time to time out of any assets of the Corporation legally available therefor in compliance with the TBOC. Dividends shall not be declared or paid on the Class B Common Stock unless (a) the dividend consists of shares of Class B Common Stock or of rights, options, warrants or other securities convertible or exercisable into, or exchangeable or redeemable for, shares of Class B Common Stock paid proportionally with respect to each outstanding share of Class B Common Stock and (b) a dividend consisting of shares of Class A Common Stock or of rights, options, warrants or other securities convertible or exercisable into, or exchangeable or redeemable for, shares of Class A Common Stock on equivalent terms is simultaneously paid to the holders of Class A Common Stock. If dividends are declared on the Class A Common Stock or the Class B Common Stock that are payable in shares of Common Stock, or securities convertible into, or exercisable or exchangeable or redeemable for, shares of Common Stock, the dividends payable to the holders of Class A Common Stock shall be paid only in shares of Class A Common Stock (or securities convertible into, or exercisable or exchangeable or redeemable for, shares of Class A Common Stock), the dividends payable to the holders of Class B Common Stock shall be paid only in shares of Class B Common Stock (or securities convertible into, or exercisable or exchangeable or redeemable for, shares of Class B Common Stock), and such dividends shall be paid in the same number of shares (or fraction thereof) on a per share basis of the Class A Common Stock and Class B Common Stock, respectively (or securities convertible into, or exercisable or exchangeable or redeemable for, the same number of shares (or fraction thereof) on a share basis of the Class A Common Stock and Class B Common Stock, respectively).

4. Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class of Common Stock are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership among the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification, and a corresponding number of OpCo Units are split, divided or combined in accordance with the OpCo LLC Agreement.

5. Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of any Preferred Stock then outstanding, upon the dissolution, distribution of assets, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to its shareholders in proportion to the number of shares held by each such shareholder. The holders of shares of Class B Common Stock shall not be entitled to receive any assets of the Corporation in the event of any dissolution, distribution of assets, liquidation or winding up of the Corporation, whether voluntary or involuntary.

6. Redemption of and Transfer Restrictions Applicable to Class B Common Stock

(a) No Redemption of Class A Common Stock. The holders of Class A Common Stock shall not have any right to redeem shares of Class A Common Stock into shares of any other class of capital stock of the Corporation.

(b) Optional Redemption of Class B Common Stock. At the option of the holder thereof, each share of Class B Common Stock shall be redeemable, at any time or from time to time, into one fully paid and nonassessable share of Class A Common Stock on the terms and subject to the conditions set forth in the OpCo LLC Agreement. Each holder of Class B Common Stock who elects to redeem the same into shares of Class A Common Stock pursuant to the OpCo LLC Agreement shall surrender the certificate or certificates therefor (or, in the case of uncertificated shares, shall comply with such procedures as the Corporation or its transfer agent may reasonably require), duly endorsed, at the office of the Corporation or any transfer agent for the Class A Common Stock or Class B Common Stock, and shall give written notice to the Corporation at such office that such holder elects to redeem the same and shall state therein the number of shares of Class B Common Stock (and the corresponding number of OpCo Units) being redeemed. Thereupon the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates (or, in the case of uncertificated shares, register such shares in book-entry form) for the number of shares of Class A Common Stock to which such holder is entitled upon such Redemption (as defined in the OpCo LLC Agreement). Such Redemption shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock to be redeemed (or compliance with such uncertificated share procedures), and the person entitled to receive the shares of Class A Common Stock issuable upon such Redemption shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date. If a Redemption under this Article V.A.6(b) is made in connection with an underwritten offering of the Corporation’s securities pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the Redemption may, at the option of the holder tendering shares of Class B Common Stock for Redemption, be conditioned upon the closing with the underwriters of the sale of the Corporation’s securities pursuant to such offering, in which event the holders making such elections who are entitled to receive Class A Common Stock upon redemption of their Class B Common Stock shall not be deemed to have redeemed such shares of Class B Common Stock until immediately prior to the closing of such sale of the Corporation’s securities in the offering.

(c) Status of Redeemed Class B Common Stock. In the event any shares of Class B Common Stock shall be redeemed pursuant to this Article V.A.6, the shares of Class B Common Stock so redeemed shall be cancelled and shall not be reissuable by the Corporation.

(d) Transfer of Class B Common Stock. Notwithstanding anything herein to the contrary, no shares of Class B Common Stock may be transferred unless a corresponding number of OpCo Units are transferred therewith in accordance with the OpCo LLC Agreement.

7. Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the Redemption of the shares of Class B Common Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the Redemption of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the Redemption of all then-outstanding shares of Class B Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.

8. Definitions.

(a) “OpCo” shall mean DBR Land Holdings LLC, a Delaware limited liability company or its applicable successors or assigns.

(b) “OpCo LLC Agreement” shall mean the Amended and Restated Limited Liability Agreement of OpCo, as it may be amended, restated, supplemented and otherwise modified from time to time.

(c) “OpCo Units” shall mean units representing limited liability company interests in OpCo.

B. Preferred Stock.

Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by applicable law.

In accordance with Section 21.155 of the TBOC, authority is hereby expressly granted to the Board from time to time to issue the Preferred Stock in one or more series, to establish the number of shares to be included in each such series and to determine and fix the voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights of each such series and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in such resolution or resolutions adopted by the Board providing for the establishment and issuance of such series of Preferred Stock, all to the fullest extent now or hereafter permitted by the TBOC. The Board is also expressly authorized to increase or decrease (but not below the number of shares of such series issued as of the time of such decrease) the number of shares of any series of Preferred Stock established by the Board pursuant to Section 21.155 of the TBOC. Without limiting the generality of the foregoing, the resolution or resolutions providing for the designation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by applicable law and this Certificate of Formation (including any certificate of designation filed with respect to any series of Preferred Stock (a “Certificate of Designation”)). Except as otherwise required by applicable law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Formation (including any Certificate of Designation).

C. Consent Rights.

1. Definitions.

(a) “Affiliates” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934 (the “Exchange Act”).

(b) “Change of Control” shall mean the first to occur of the following events: (a) the sale of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any Person (or group of Persons acting in concert), other than to (x) one or more Founding Shareholders or (y) any employee benefit plan

(or trust forming a part thereof) maintained by the Corporation or any of its Affiliates or other Person of which a majority of its voting power or other equity securities is owned, directly or indirectly, by the Corporation or any of its Affiliates (any Person described in the foregoing clauses (x) or (y), an “Affiliated Person”); (b) a sale of shares of the outstanding capital stock of the Corporation by either (x) the Corporation or (y) one or more Founding Shareholders to a Person (or group of Persons acting in concert), or a merger, consolidation or similar transaction involving the Corporation, in any case, that results in (x) more than fifty percent (50%) of the Voting Shares of the Corporation (or any resulting company after a merger, or the ultimate parent company thereof, as applicable) being held by a Person (or group of Persons acting in concert) that is not an Affiliated Person and (y) the Founding Shareholders ceasing to own at least forty percent (40%) of the Voting Shares of the Corporation (or any resulting Company after a merger, or the ultimate parent company thereof, as applicable); or (c) any event that results in the Founding Shareholders ceasing to hold the ability to elect a majority of the members of the Board.

(c) “Consolidated Adjusted EBITDA” shall mean the Corporation’s and its consolidated Subsidiaries’ net income (loss) before interest; taxes; depreciation, amortization, depletion and accretion; share-based compensation; and other extraordinary and/or non-recurring expenses deducted in calculating Adjusted EBITDA as publicly disclosed by the Corporation for the most recently completed fiscal period.

(d) “Consolidated Net Tangible Assets” shall mean the total assets of the Corporation and its consolidated Subsidiaries as of the end of the most recent fiscal period for which a consolidated balance sheet is available, minus all current liabilities (excluding the current portion of any long-term debt) as reflected on such balance sheet, minus total goodwill and other intangible assets reflected on such balance sheet, all calculated on a consolidated basis in accordance with U.S. GAAP.

(e) “Designated Director” shall mean any director who may be elected by the holders of any class or series of shares of capital stock of the Corporation specified in the designations, preferences, rights, powers, qualifications, limitations and restrictions for such class or series to the extent provided therein.

(f) “Founding Shareholders” shall mean (i) LandBridge Holdings LLC (“LBH”) and (ii) any transferee of Common Stock from LBH provided such transferee (I) is an Affiliate of LBH or (II) is party to an agreement with the Corporation, LBH or an Affiliate thereof with respect to the voting of such Common Stock.

(g) “Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

(h) “Sponsor Group” shall mean (i) LBH and its Affiliates, including Five Point Infrastructure LLC and its Affiliates and (ii) any other person that is party to an agreement with the Corporation, LBH or an Affiliate thereof with respect to the voting of the Common Stock.

(i) “Subsidiary” shall mean, with respect to any Person, as of any date of determination, any other Person as to which such Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such Person. For the avoidance of doubt, OpCo and its Subsidiaries shall be deemed to be Subsidiaries of the Corporation.

(j) “Voting Shares” shall mean the Class A Common Stock, the Class B Common Stock and any other class or series of capital stock issued after the date of this Certificate of Formation that entitles the holder of such shares of capital stock to vote in the election of directors (other than a Designated Director), voting together as a single class.

2. So long as the Founding Shareholders collectively, directly or indirectly, own at least forty percent (40%) of the outstanding Voting Shares, the Corporation shall not take, and shall take all necessary action to cause each of its Subsidiaries not to take, directly or indirectly (whether by amendment, merger, consolidation, reorganization or otherwise), any of the following actions (or enter into an agreement to take any such action) without the prior consent of the majority of the Founding Shareholders, which consent may be withheld in its sole discretion, in addition to any required approval of the Board (or, as applicable, the approval of the requisite governing body of any Subsidiary of the Corporation or any requisite statutory vote):

(a) terminating the Chief Executive Officer of the Corporation and/or hiring or appointing his or her successor;

(b) removing the Chairman of the Board and/or appointing his or her successor;

(c) increasing or decreasing the size of the Board or any committee of the Board or taking any such action with respect to the governing body of any of the Corporation’s Subsidiaries;

(d) agreeing to or entering into any transaction that, if consummated, would constitute a Change of Control or entering into any definitive agreement or series of related agreements that govern any transaction or series of related transactions that, if consummated, would result in a Change of Control;

(e) incurring debt for borrowed money (or liens securing such debt) in an amount that would result in outstanding debt for borrowed money that exceeds the Corporation’s Consolidated Adjusted EBITDA for the four quarter period immediately prior to the proposed date of incurrence of such debt by 4.00 to 1.00;

(f) authorizing, creating (by way of reclassification, merger, consolidation or otherwise) or issuing any equity securities of the Corporation (other than (x) pursuant to any equity compensation plan approved by the Board or a committee thereof or (y) intra-company issuances among the Corporation and/or its Subsidiaries);

(g) making any voluntary election to liquidate or dissolve or commence bankruptcy or insolvency proceedings or the adoption of a plan with respect to any of the foregoing or any determination not to oppose such action or proceeding commenced by a third party;

(h) selling, transferring or disposing of assets outside the ordinary course of business in a transaction or series of transactions with a fair market value in excess of two percent (2%) of the Corporation’s Consolidated Net Tangible Assets determined as of the end of the most recently completed fiscal period for which a consolidated balance sheet of the Corporation and its consolidated Subsidiaries is available; and

(i) any amendment, modification or waiver of this Article V.C.

3. So long as the Founding Shareholders collectively, directly or indirectly, own at least ten percent (10%) of the outstanding Voting Shares, the Corporation shall not, and shall take all necessary action to cause each of its Subsidiaries not to, directly or indirectly (whether by amendment, merger, consolidation, reorganization or otherwise) make (or enter into an agreement to make) any amendment, modification or waiver of this Certificate of Formation, the Bylaws or any other governing documents of the Corporation or any of its Subsidiaries that materially and adversely affects any member of the Sponsor Group or its rights under this Certificate of Formation, the Bylaws or any other governing documents of the Corporation or any of its Subsidiaries without the prior consent of LBH, which consent may be withheld in its sole discretion.

Nothing in this Article V.C, or the exercise of the rights contemplated hereby (including any grant or withholding of consent, as the case may be), shall be deemed to create or otherwise result in any duty (including any fiduciary duty), obligation or liability on the part of any member of the Sponsor Group, express or implied, in equity or otherwise. In addition, with respect to any director who is also a director, officer, employee or principal of any member of the Sponsor Group, no act or omission of such director, officer, employee or principal of any member of the Sponsor Group in his or her capacity as such shall (i) be deemed to be an act or omission of such individual in his or her capacity as a director or (ii) be deemed to create or otherwise result in any duty, obligation or liability on the part of such person in his or her capacity as a director, express or implied, in equity or otherwise.

ARTICLE VI.

For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:

A. General Powers. The business and affairs of the Corporation will be managed by or under the direction of the Board.

B. Number of Directors; Initial Directors; Election of Directors. The number of directors of the Corporation, subject to the rights of the holders of any series of Preferred Stock to elect directors, shall be fixed solely in the manner set forth in the Bylaws, but shall not be less than seven (7). Each director will be entitled to one vote on each matter presented to the Board.

The names and addresses of the directors constituting the initial Board are as follows:

Name	Address
1. David N. Capobianco	5555 San Felipe Street, Suite 1200, Houston, TX 77056

2. Matthew K. Morrow	5555 San Felipe Street, Suite 1200, Houston, TX 77056

3. Michael S. Sulton	5555 San Felipe Street, Suite 1200, Houston, TX 77056

4. Frank Bayouth	5555 San Felipe Street, Suite 1200, Houston, TX 77056

5. Kara Goodloe Harling	5555 San Felipe Street, Suite 1200, Houston, TX 77056

6. Ben Moore	5555 San Felipe Street, Suite 1200, Houston, TX 77056

7. Jason Long	5555 San Felipe Street, Suite 1200, Houston, TX 77056

8. Charles Watson	5555 San Felipe Street, Suite 1200, Houston, TX 77056

9. Ty Daul	5555 San Felipe Street, Suite 1200, Houston, TX 77056

10. Valerie P. Chase	5555 San Felipe Street, Suite 1200, Houston, TX 77056

11. Andrea Nicolás	5555 San Felipe Street, Suite 1200, Houston, TX 77056

C. Term, Removal and Resignation.

1. Until the first date on which the Founding Shareholders no longer collectively beneficially own or control the voting of more than forty percent (40%) of the Voting Shares (the “Trigger Event”), the directors, other than those who may be elected by the holders of any series of Preferred Stock, shall consist of a single class, with the initial term of office to expire at the next annual meeting of shareholders following the date hereof, and each director shall hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. Prior to the Trigger Event, at each annual meeting of shareholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the next succeeding annual meeting of shareholders after his or her election, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.

2. On and after the Trigger Event, other than those who may be elected by the holders of any series of Preferred Stock, the directors shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, with the initial term of office of the first class to expire at the first annual meeting of shareholders following the Trigger Event, the initial term of office of the second class to expire at the second annual meeting of shareholders following the Trigger Event, and the initial term of office of the third class to expire at the third annual meeting of shareholders following the Trigger Event, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. Following such initial term, each director shall serve for a term ending on the third annual meeting following the annual meeting of shareholders at which such director was elected. LBH shall assign members of the Board, other than those who may be elected by the holders of any series of Preferred Stock, to such classes at the time such classification becomes effective. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class or from the death, resignation or removal from office of a director or other cause shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

3. Prior to the Trigger Event, subject to the rights of the holders of any series of Preferred Stock, if any, to elect and/or remove directors, any director may be removed from time to time and at any time, either with or without cause, at a meeting called for that purpose, by a vote of the holders of a majority of the shares entitled to vote at an election of the director or directors.

4. On and after the Trigger Event, subject to the rights of the holders of any series of Preferred Stock, if any, to elect and/or remove directors and except as otherwise provided in this Certificate of Formation, any director may be removed only for cause, upon the affirmative vote of the holders of at least two-thirds (66-2/3%) of the voting power of the outstanding capital stock of the Corporation, voting together as a single class and acting at a meeting of shareholders in accordance with this Certificate of Formation. Except as otherwise provided by applicable law, “cause” for the removal of a director shall be deemed to exist only if the director whose removal is proposed: (1) has been convicted of a felony by a court of competent jurisdiction and that conviction is no longer subject to direct appeal; (2) has been found to have been grossly negligent in the performance of his or her duties to the Corporation in any matter of substantial importance to the Corporation by (a) the affirmative vote of at least eighty percent (80%) of the disinterested directors then in office at any meeting of the Board called for that purpose or (b) a court of competent jurisdiction; or (3) has been adjudicated by a court of competent jurisdiction to be mentally incompetent. Notwithstanding the foregoing, in the event that LBH provides notice to the Corporation to remove a director designated by LBH, the Corporation shall take all necessary action to cause such removal, to the extent permitted by applicable law.

5. Any director may resign at any time by giving notice of such director’s resignation in writing to the Corporation. Any such resignation shall take effect at the time specified therein. Unless otherwise specified therein, the Corporation’s acceptance of such resignation shall not be necessary to make such resignation effective. The vacancy in the Board caused by any such resignation shall be filled by the Board as provided in Section VI.D.

D. Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock to elect directors, and except as otherwise provided in the TBOC, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by (i) the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, or (ii) the affirmative vote of the holders of the outstanding capital stock representing a majority of the voting power of all of the then outstanding capital stock of the Corporation entitled to vote thereon, voting together as a single class, at an annual or special meeting of shareholders called for that purpose. Any director elected to fill a newly created directorship or vacancy in accordance with this Section VI.D shall hold office until the same date as the date on which the term of the other directors of his or her class shall end, or in the case of a newly created directorship the class designated by the Board, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification, or removal.

E. Preferred Stock Directors. Whenever the holders of any series of Preferred Stock issued by the Corporation shall have the right as provided for herein (including any Certificate of Designation), voting separately as a series or separately as a class with one or more such other series, to elect directors, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Certificate of Formation (including any Certificate of Designation). Notwithstanding anything to the contrary in this Section VI.E, during the period when the holders of any series of Preferred Stock issued by the Corporation shall have the right to elect additional directors, the number of directors to be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section VI.B, and the total number of directors constituting the entire Board shall be automatically increased by such number of directors to be elected by the holders of any such series of Preferred Stock and each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, disqualification, or removal. Except as otherwise provided in the Certificate of Designation(s) in respect of any series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of this Certificate of Formation (including any Certificate of Designation), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

ARTICLE VII.

A. Limitation of Personal Liability. To the fullest extent permitted by the TBOC, directors and officers of the Corporation will not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in such person’s capacity as a director or officer, except for liability for (i) any breach of such person’s duty of loyalty to the Corporation or its shareholders, (ii) acts or omissions not in good faith that constitute a breach of duty to the Corporation or involve intentional misconduct or a knowing violation of applicable law, (iii) any transaction from which such person derived any improper benefit, regardless of whether the benefit resulted from an action taken within the scope of such person’s duties or (iv) an act or omission for which the liability of such person is expressly provided for by an applicable statute. If the TBOC is amended hereafter to authorize the further limitation of the personal liability of directors or officers, then the limitation on personal liability provided in this Article VII will, without the necessity of further action by the Corporation or the Board, be modified to provide such limitation to the fullest extent permitted by the TBOC as so amended.

B. Indemnification. To the fullest extent permitted by the TBOC, as the same now exists or may hereafter be amended, substituted, or replaced, the Corporation is authorized to indemnify, and provide advancement of expenses to, its directors, officers, employees and agents (and any other persons to which the TBOC permits the Corporation to provide indemnification) through provisions in the Bylaws, agreements with such directors, officers, employees, agents or other persons, the vote of shareholders or disinterested directors or otherwise.

C. Amendments to Article VII. Any amendment, repeal or modification of the foregoing provisions of this Article VII or adoption of any other provision of this Certificate of Formation inconsistent with this Article VII will, unless otherwise required by the TBOC, not adversely affect any right or protection of a director, officer, employee, agent, or other person existing at the time of, or increase the liability of any director, officer, employee, agent or other person of the Corporation with respect to, any acts or omissions of such director, officer, employee, agent or other person occurring prior to, such amendment, repeal or modification.

ARTICLE VIII.

A. Ownership Requirement for Derivative Proceedings. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. During any time that the Corporation has any series of Common Stock listed on a national securities exchange (as defined in Section 1.002(55-a) of the TBOC) or has 500 or more shareholders, no shareholder (as defined in Section 21.551(2) of the TBOC) of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless such shareholder, at the time the derivative proceeding is instituted, holds at least three percent (3%) of the outstanding shares of Common Stock. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Section VIII.A.

B. Ownership Requirement for Shareholder Proposals. The Corporation affirmatively elects to be governed by Section 21.373 of the TBOC, including the requirement that to submit a proposal on a matter to the shareholders for approval at a meeting of shareholders, a shareholder or group of shareholders must (in addition to the other requirements of this Certificate of Formation and the Bylaws) (i) hold an amount of voting shares (as defined in Section 21.373 of the TBOC) of the Corporation, determined as of the date of submission of the proposal, equal to the greater of at least: $1,000,000 in market value or three percent (3%) of the Corporation’s voting shares (as defined above); (ii) hold the shares described by clause (i) for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting and (iii) solicit the holders of shares representing at least sixty-seven percent (67%) of the voting power of shares entitled to vote on the proposal (provided that the foregoing clauses (i) through (iii) do not apply to director nominations and procedural resolutions that are ancillary to the conduct of the meeting to the extent provided for by the TBOC), during any time that (i) the Corporation’s principal office is located in the State of Texas or (ii) the Corporation is admitted to listing on a stock exchange that (A) has its principal office in the State of Texas and (B) has received approval by the securities commissioner of the State of Texas under Subchapter C, Chapter 4005, Government Code of the State of Texas. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Section VIII.B.

ARTICLE IX.

A. Shareholder Meetings. Meetings of shareholders may be held within or without the State of Texas, as the Bylaws may provide. To the extent permitted by the TBOC, the books of the Corporation may be kept outside the State of Texas at such place or places as may be designated from time to time by the Board or in the Bylaws.

B. Consent of Shareholders in Lieu of Meeting. Prior to the Trigger Event, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by holders of such outstanding shares of capital stock of the Corporation having at least the minimum number of votes that would be necessary to authorize or take the action that is the subject of the consent at a meeting in which each shareholder is present and votes. After the Trigger Event, any action required or permitted to be taken by the shareholders at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding shares of capital Stock of the Corporation entitled to vote on such action; provided that any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation. Any such action taken by written consent pursuant to this Section IX.B shall be delivered to the Corporation at its principal office.

C. Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of the shareholders of the Corporation may be called, for any purpose or purposes, at any time only by the Chief Executive Officer, or if there is no Chief Executive Officer, the President of the Corporation, in each case to the extent he or she is in good standing with the Board and as required by the TBOC, the Board pursuant to a resolution adopted by a majority of the Board or the Secretary of the Corporation at the request of the holders of at least fifty percent (50%) (or the highest percentage permitted under the TBOC) of all then outstanding shares of capital stock of the Corporation entitled to vote at such special meeting made in accordance with the provisions and requirements of the Bylaws.

D. Affiliated Business Combinations. The Corporation shall not be governed by Title 2, Chapter 21, Subchapter M of the TBOC (Sections 21.601 through 21.610) (“Subchapter M”), and the restrictions contained in Subchapter M shall not apply to the Corporation, until the first date on which LBH ceases to be an “affiliated shareholder” for purposes of Subchapter M. The Corporation shall thereafter be governed by Subchapter M if and for so long as Subchapter M by its terms shall apply to the Corporation, provided that, after such date, no member of the Sponsor Group shall be considered an “affiliated shareholder” or an “affiliate” or “associate” thereof for purposes of such provisions.

ARTICLE X.

A. Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Texas Business Court in the Eleventh Business Court Division of the State of Texas (the “Business Court”) shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any of the filing, adjudication and trial of: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer or any other employee of the Corporation to the Corporation or the Corporation’s shareholders, including any claim alleging a conspiracy to breach a fiduciary duty, knowing participation in a breach of a fiduciary duty, or aiding and abetting a breach of fiduciary duty; (iii) any action asserting a claim against the Corporation or any current or former director, officer, or other employee of the Corporation pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws (in each case, as may be amended from time to time); (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws; (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine; (vi) any other action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, and (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court (each, an “Internal Dispute”). Any person or entity holding or purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to (A) the provisions of this Article X and (B) the personal jurisdiction and venue in the Business Court, the Federal Court (as defined below) and the Harris County Court (as defined below). Unless the Corporation consents in writing to the selection of an alternative forum, the Federal Court shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act (in each case, as may be amended from time to time).

B. JURY TRIAL WAIVER. UNLESS THE CORPORATION CONSENTS IN WRITING TO A JURY TRIAL, THE CORPORATION AND EACH SHAREHOLDER, DIRECTOR, AND OFFICER OF THE CORPORATION IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, CAUSE OF ACTION, CROSS-CLAIM, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE CORPORATION OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE CORPORATION CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.

C. Collective Proceedings. Internal Disputes subject to resolution under this Article X must be brought only as an individual action or derivative proceeding, and, to the fullest extent permitted by law, may not be brought as a class action, mass action, or other form of collective action, and may not be consolidated or joined, in whole or in part, consistent with the Texas Rules of Civil Procedure; provided that the Corporation at its sole option may elect to seek consolidation or joinder of matters as consistent with the Texas Rules of Civil Procedure.

D. Arbitration.

1. To the extent a court of competent jurisdiction determines in a final and unappealable judgment that an Internal Dispute is not subject to the sole and exclusive venue and forum or jurisdiction of the Business Court, then to the fullest extent permitted by law, this Article X.D shall apply to any such Internal Disputes that are not subject to the sole and exclusive venue and forum, or jurisdiction, of such courts (an “Other Dispute”).

2. Other Disputes shall be exclusively and finally settled by arbitration under the Expedited Procedure Provisions of the Rules (the “Arbitration Rules”) of the International Chamber of Commerce (“ICC”), pursuant to Article 30 thereof, or as those rules may be periodically updated, irrespective of the amount in dispute.

3. Arbitration pursuant to this Article X.D shall be governed by the Texas Arbitration Act. The governing law of any Other Dispute shall be the federal law of the United States or the law of the State of Texas, as applicable to the issues raised in the Other Dispute. The governing law expressly includes all requirements imposed by applicable law, including without limitation the pleading and discovery limitations of the Private Securities Litigation Reform Act.

4. Other Disputes must be brought only as an individual action or a derivative proceeding (with derivative proceedings being separately subject to the requirements and limitations stated in Article VIII), and, to the fullest extent permitted by law, may not be brought as a class action, mass action, or other form of collective action, and may not be consolidated or joined, in whole or in part, consistent with the Arbitration Rules; provided that the Corporation at its sole option may elect to seek consolidation or joinder of matters as consistent with the Arbitration Rules.

5. The tribunal shall consist of one arbitrator (if the claim is $5,000,000 or less) or three arbitrators (if the claim exceeds $5,000,000). If the arbitration is conducted by three arbitrators, within 30 days after delivery of the request for arbitration, one arbitrator shall be appointed by each of (i) the shareholder(s) and (ii) the Corporation. In the event a party fails to appoint an arbitrator within this time period, the ICC shall appoint such arbitrator. The two arbitrators appointed in accordance with the above provisions shall appoint the third arbitrator within 30 days of their appointment. If the first two appointed arbitrators fail to appoint a third arbitrator within this time period, the third arbitrator shall be appointed by the ICC. The third arbitrator shall serve as a chair of the tribunal.

6. The place of arbitration shall be Houston, Texas.

7. Except as provided below, the Corporation shall pay the fees of the ICC (including the initial administrative filing fee) and the arbitrator(s).

(a) If more than three claims arising from the same or similar conduct, transaction, or occurrence are submitted to arbitration pursuant to this Article X.D within any three-year period, all but the first-filed claim shall be stayed pending final resolution of such first-filed claim. In such circumstance, the Corporation and each shareholder asserting such a claim shall bear equal shares of the ICC fees and arbitrator(s) fees. Provided, however, that if any shareholder party or parties are ultimately successful on all of their claims, the Corporation shall reimburse the successful shareholder party or parties for the ICC fees and arbitrator(s) fees paid by such shareholder party or parties in accordance with this Article X.D.7(a). Following resolution of the first-filed claim, the Corporation and each shareholder asserting a claim that was stayed shall negotiate in good faith to resolve their disputes with the benefit of the resolution of the first-filed claim. For purposes of this section, resolution of the first-filed claim shall mean either the date that a final, unappealable judgment is entered confirming or vacating any final award, or the effective date of any agreement to resolve such claim informally. If, despite such good faith negotiations, the Corporation and any such shareholder shall be unable to resolve their disputes, the arbitration initiated by such shareholder may proceed at the request of either party not less than 90 days after resolution of the first-filed claim.

(b) If more than three claims are submitted by the same shareholder(s) within any three-year period pursuant to this Article X.D.7, then the Corporation shall pay the ICC fees and arbitrator(s) fees associated with the first three claims only. Provided, however, that if any shareholder party or parties are ultimately successful on all of their claims, the Corporation shall reimburse the successful shareholder party or parties for the ICC fees and arbitrator(s) fees paid by such shareholder party or parties in accordance with this Article X.D.7(b).

(c) If any claim submitted to arbitration pursuant to this Article X.D.7 is determined by the tribunal to be frivolous, without reasonable cause, or for an improper purpose such as bad faith or vexatious litigation, the Corporation shall be entitled to recover its reasonable attorney’s fees and costs incurred in defending against such claim, including any ICC fees and arbitrator(s) fees.

8. The language of the arbitration shall be English.

9. This Article constitutes an express agreement to arbitration by each shareholder, the Corporation, its directors, its officers and its controlling persons, and each underwriter of securities issued by the Corporation (if any). This Article X.D shall be treated as a written agreement to arbitrate all Other Disputes.

10. Each person to whom this Article X.D applies hereby waives, to the fullest extent permitted by law, any right under the laws of any jurisdiction to apply to any court of law or other judicial authority to determine any preliminary point of law.

11. The tribunal’s authority is subject to the same limits as the authority of a judge in a Texas court of law. The tribunal does not have authority to issue an award which (i) exceeds the tribunal’s authority under the Texas Arbitration Act; (ii) contains a reversible error of state or federal law, including as to the admissibility of evidence, or a clearly erroneous finding of fact; or (iii) applies a cause of action or provides a remedy not expressly provided for under applicable Texas or federal law. The tribunal’s application of the pleading and discovery limitations imposed by the Private Securities Litigation Reform Act is mandatory for applicable claims and shall not constitute a refusal to hear evidence pertinent and/or material to the controversy under Texas or federal law.

12. In any arbitral hearing, the tribunal shall apply the Texas Rules of Evidence, the hearing shall be stenographically recorded, and the tribunal shall issue a reasoned decision, which will state the findings of fact and conclusions of law the tribunal relied upon to support the decision rendered.

13. Pursuant to the Texas Arbitration Act, the scope of judicial review of the tribunal’s award pursuant to this Article X.D includes the ordinary grounds for vacatur, modification, and correction imposed by the Texas Civil Practice & Remedies Code §§ 171.088 and 171.091, and is expanded beyond what is otherwise available under the Texas Civil Practice & Remedies Code to include review of whether the award: (i) contains a reversible error of state or federal law, including as to the admissibility of evidence, or a clearly erroneous finding of fact; or (ii) applies a cause of action or provides a remedy not expressly provided for under applicable Texas or federal law. The tribunal’s award and the findings of fact and conclusions of law shall be reviewed by the Business Court, or other reviewing court as provided below in Article X.D.14, or any applicable court of appeals in the manner and to the same extent as an appeal from an order or judgment entered by a Texas court in a civil action.

14. Any action seeking to confirm, vacate, modify, correct, or otherwise challenge the tribunal’s award shall be brought in the Business Court. To the extent a court of competent jurisdiction determines in a final and unappealable judgment that such action is not subject to the sole and exclusive venue and forum or jurisdiction of the Business Court, the sole and exclusive forum and venue for such action shall be the Federal Court, or if a court of competent jurisdiction determines in a final and unappealable judgment that the Federal Court lacks jurisdiction over any such Other Dispute, the sole and exclusive forum and venue for such Other Dispute shall be the Harris County Court. In any such action, the parties shall file all court filings under seal, to the fullest extent allowed by applicable law.

15. Solely to the extent a court of competent jurisdiction determines in a final and unappealable judgment that this Article X.D is unenforceable either in whole or in part, the sole and exclusive forum and venue for such Other Disputes which are determined not to be subject to mandatory arbitration by reason of unenforceability shall be the United States District Court for the Southern District of Texas, Houston Division (the “Federal Court”), or if a court of competent jurisdiction determines in a final and unappealable judgment that the Federal Court lacks jurisdiction over any such Other Dispute, the sole and exclusive forum and venue for such Other Dispute shall be the state district court of Texas situated in Harris County (the “Harris County Court”).

ARTICLE XI.

The shareholders do not have statutory preemptive rights.

ARTICLE XII.

A. Amendment of the Certificate of Formation. Subject to Section C.2. of Article V, the Corporation reserves the right to amend, alter, change, adopt or repeal any provision contained in this Certificate of Formation, in the manner now or hereafter prescribed by this Certificate of Formation and the TBOC, and all rights conferred upon shareholders herein are granted subject to this reservation; provided that, notwithstanding any other provision of this Certificate of Formation or any provision of applicable law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by applicable law or by this Certificate of Formation, prior to the Trigger Event, the affirmative vote of the holders of outstanding capital stock of the Corporation representing at least a majority of the voting power of all of the then outstanding capital stock of the Corporation entitled to vote thereon, voting together as a single class, and after the Trigger Event, the affirmative vote of the holders of outstanding capital stock of the Corporation representing at least two-thirds (66-2/3%) of the voting power of all of the then outstanding capital stock of the Corporation, voting together as a single class, shall be required to amend or repeal any provision of this Certificate of Formation.

B. Amendment of Bylaws. Except as otherwise provided in this Certificate of Formation, in furtherance and not in limitation of the powers conferred upon it by the TBOC, the Board, subject to Section C.2. of Article V, is expressly authorized to adopt, amend, alter or repeal any or all of the Bylaws. The shareholders may not adopt, amend, alter or repeal the Bylaws unless such action is approved, in addition to any other vote required by this Certificate of Formation, (i) prior to the Trigger Event, by the affirmative vote of the holders of outstanding capital stock of the Corporation representing at least a majority of the voting power of all of the then outstanding capital stock of the Corporation entitled to vote thereon, voting together as a single class and (ii) from and after the Trigger Event, by the affirmative vote of the holders of outstanding capital stock of the Corporation representing at least two-thirds (66-2/3%) of the voting power of all of the then outstanding capital stock of the Corporation, voting together as a single class.

C. Severability. If any provision or provisions of this Certificate of Formation, including, without limitation, Article X, is held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by applicable law, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Formation (including, without limitation, each portion of any paragraph of this Certificate of Formation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances will not in any way be affected or impaired thereby and (ii) the provisions of this Certificate of Formation (including, without limitation, each portion of any paragraph of this Certificate of Formation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) will be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by applicable law.

ARTICLE XIII.

The right to a jury trial concerning any “internal entity claim” as that term is defined in Section 2.115 of the TBOC, to the fullest extent permitted by the TBOC and applicable law, shall be waived. Without limiting the foregoing, to the fullest extent permitted by the TBOC and applicable law, any person purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.

ARTICLE XIV.

A. In anticipation that the Corporation and the Sponsor Group may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with the Sponsor Group (including service of officers and/or directors of the Sponsor Group as officers and/or directors of the Corporation), the provisions of this Article XIV are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve the Sponsor Group and its and their officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and shareholders in connection therewith.

B. No contract, agreement, arrangement or transaction between the Corporation or any of its Subsidiaries, on the one hand, and a member of the Sponsor Group, any officer or director of a member of the Sponsor Group, any officer or director of the Corporation, or any of their respective Affiliates (each an “Unrestricted Party”), on the other hand, shall be void or voidable solely for the reason that any Unrestricted Party is a party thereto, and each Unrestricted Party: (i) shall be deemed to have fully satisfied and fulfilled any duties to the Corporation and its shareholders with respect thereto; (ii) shall not be liable to the Corporation or its shareholders for any breach of fiduciary duty by reason of the entering into, performance or consummation of, or approval of, any such contract, agreement, arrangement or transaction; (iii) shall be deemed to have acted in good faith and in a manner it reasonably believed to be in and not opposed to the best interests of the Corporation; and (iv) shall be deemed not to have breached any duties of loyalty to the Corporation or its shareholders and not to have received an improper personal gain therefrom, in each case to the fullest extent permitted by applicable law, if in each case the material facts as to the contract, agreement, arrangement or transaction are disclosed or are known to the Board or the committee thereof that authorizes the contract, agreement, arrangement or transaction, and the Board or such committee in good faith authorizes the contract, agreement, arrangement or transaction by the affirmative vote of a majority of the disinterested directors, even if such majority comprises less than a quorum of the Board or such committee. Directors and/or officers of the Corporation who are also directors and/or officers of such member of the Sponsor Group may be counted in determining the presence of a quorum at a meeting of the Board or of a committee that authorizes the contract, agreement, arrangement or transaction.

C. Each Unrestricted Party shall have the right to, and shall have no duty not to (i) engage in the same or similar business activities or lines of business as the Corporation, (ii) do business with any client or customer of the Corporation and (iii) employ or otherwise engage any officer or employee of the Corporation, and the Corporation hereby renounces any interest or expectancy in any such activities and shall not be deemed to have an interest or expectancy in any such activities merely because the Corporation engages in the same or similar activities or otherwise. To the fullest extent permitted by applicable law, no Unrestricted Party (except as provided in Section XIV.D) shall be liable to the Corporation or its shareholders for breach of any fiduciary duty by reason of any such activities of such Unrestricted Party or of such person’s participation therein. Subject to the provisions of Section XIV.D, in the event that an Unrestricted Party acquires knowledge of a potential transaction or matter which may be a corporate opportunity for such Unrestricted Party, on the one hand, and the Corporation, on the other hand, such Unrestricted Party shall have no duty to communicate or present such corporate opportunity to the Corporation, and the Corporation, to the fullest extent permitted by applicable law, hereby renounces any interest or expectancy in such corporate opportunity and waives any claim that such corporate opportunity should have been presented to the Corporation. Subject to the provisions of Section XIV.D, no Unrestricted Party shall be liable to the Corporation or its shareholders for breach of any fiduciary duty by reason of the fact that such Unrestricted Party pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another Person or does not present such corporate opportunity to the Corporation.

D. To the fullest extent permitted by applicable law, in the event that any Unrestricted Party acquires knowledge of a potential transaction or matter which may be a corporate opportunity for the Corporation, on the one hand, and an Unrestricted Party, on the other hand, such Unrestricted Party (i) shall be deemed to have fully satisfied and fulfilled such person’s fiduciary duty to the Corporation and its shareholders with respect to such corporate opportunity, (ii) shall not be liable to the Corporation or its shareholders for any breach of fiduciary duty by reason of the fact that an Unrestricted Party pursues or acquires such corporate opportunity for itself or directs such corporate opportunity to another Person or does not present such corporate opportunity to the Corporation, (iii) shall be deemed to have acted in good faith and in a manner such person reasonably believes to be in and not opposed to the best interests of the Corporation for the purposes of Article VII hereof and the other provisions of this Certificate of Formation, and (iv) shall be deemed not to have breached such person’s duty of loyalty to the Corporation or its shareholders or to have received an improper personal gain therefrom for the purposes of Article VII hereof and the other provisions of this Certificate of Formation, unless the Corporation establishes by a preponderance of the evidence that such Unrestricted Party engaged in such transaction or matter by using confidential information of the Corporation. The term “confidential information” does not include any information that (a) at the time of disclosure, is available to the public, other than as a result of a disclosure by an Unrestricted Party in breach of a duty or obligation of confidentiality, (b) is already in the possession of an Unrestricted Party or becomes available thereto on a non-confidential basis from a source other than the Corporation (provided that such source is not, to such person’s knowledge, bound by a contractual, legal or fiduciary obligation of confidentiality to the Corporation with respect to such information) or (c) has been or was independently developed by an Unrestricted Party.

The provisions of this Section XIV.D are not intended to be an exhaustive statement of corporate opportunities which may be available to the Corporation, pursuit of which shall be in accordance with this Certificate of Formation and applicable law.

E. For purposes of this Article XIV, (i) “Corporation” means the Corporation and all corporations, partnerships, joint ventures, limited liability companies, trusts, associations and other entities in which the Corporation owns (directly or indirectly) fifty percent (50%) or more of the outstanding voting stock, voting power, partnership interests, limited liability company interests or similar ownership interests and (ii) references to affiliates of the Sponsor Group shall be deemed to exclude the Corporation.

F. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock, or options or rights to acquire any such shares of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Article XIV.

G. Neither the alteration, amendment, termination or repeal of this Article XIV nor the adoption of any provision inconsistent with this Article XIV shall eliminate or reduce the effect of this Article XIV in respect of any matter, transaction or agreement, or the performance thereof originating or occurring, or any cause of action, suit or claim that, but for this Article XIV, would accrue or arise, prior to such alteration, amendment, termination, repeal or adoption.

* * *

Appendix D

BYLAWS

OF

LANDBRIDGE CORPORATION

(AS OF [●], 2026)

ARTICLE I

OFFICES

Section 1.1 Registered Office. The address of the registered office of LandBridge Corporation (the “Corporation”) in the State of Texas, and the name of its registered agent at such address, shall be as set forth in the Corporation’s Certificate of Formation, as the same may be amended and/or restated from time to time (the “Certificate of Formation”).

Section 1.2 Additional Offices. The Corporation may, in addition to its registered office in the State of Texas, have such other offices and places of business, both within and outside the State of Texas, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 2.1 Place of Meetings. Meetings of shareholders shall be held at any place within or outside the State of Texas, designated by the Board. The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely or partially by means of remote communication pursuant to Section 9.5(b) of these Bylaws. In the absence of any such designation or determination, shareholders meetings shall be held at the Corporation’s principal executive office.

Section 2.2 Annual Meetings. The Board shall designate the date and time of the annual meeting of shareholders. At the annual meeting of shareholders, directors shall be elected and other business properly brought before the meeting in accordance with Section 2.8 of these Bylaws may be transacted. The Board or the chairman of the meeting may postpone, adjourn, reschedule or cancel any previously scheduled annual meeting of shareholders (for any reason or no reason).

Section 2.3 Special Meetings.

(a) Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of shareholders may be called only by such persons and only in such manner as set forth in the Certificate of Formation. Other than procedural matters, no business may be transacted at any special meeting of shareholders other than the business specified in the Corporation’s notice of such meeting in accordance with Section 2.4 of these Bylaws. The Board or the chairman of the meeting may postpone, adjourn, reschedule or cancel (to the extent permitted under the Texas Business Organizations Code (the “TBOC”)) any previously scheduled special meeting of shareholders (for any reason or no reason).

(b) A special meeting requested by one or more shareholders holding the requisite percentage specified in the Certificate of Formation (the “Requisite Percentage”) pursuant to the Certificate of Formation (a “Shareholder Requested Meeting”) shall be called by solely by the Secretary and only if the shareholders requesting such meeting provide the information set forth in Section 2.3(c) of these Bylaws below and otherwise comply with the TBOC, the

Certificate of Formation, this Section 2.3 and other provisions of these Bylaws, as determined by the Board. The record date as well as the date, time and place of a Shareholder Requested Meeting shall be determined by the Board. For purposes of these Bylaws, any determination to be made by the Board may be made by the Board, a committee of the Board or any officer of the Corporation designated by the Board or a committee of the Board, and any such determination shall be final and binding on the Corporation, its shareholders and any other person so long as made in good faith (without any further requirements).

(c) In order for a Shareholder Requested Meeting to be called by the Secretary pursuant to Section 2.3(b) of these Bylaws, one or more written requests for a special meeting (individually or collectively, a “Special Meeting Request”) signed and dated by the shareholder(s) that Own(s) (as defined below) the Requisite Percentage (or its or their respective duly authorized agent) must be delivered to the Secretary at the principal executive office of the Corporation and must be accompanied by:

(i) in the case of any Shareholder Requested Meeting at which director nominations are proposed to be presented, the information and documentation required by Section 3.4 of these Bylaws, including any updates or supplements thereto required pursuant to Section 3.4 of these Bylaws, if applicable;

(ii) in the case of any Shareholder Requested Meeting at which any business other than director nominations is proposed to be presented, the information and documentation required by Section 2.8(a)(ii) of these Bylaws (as though such provision were applicable to special meetings), as well as any updates or supplements thereto required pursuant to Section 2.8(a)(ii) of these Bylaws, if applicable; and

(iii) as to each shareholder of the Corporation signing such request, or if such shareholder is a nominee or custodian, the beneficial owner(s) on whose behalf such request is signed, an affidavit by each such person (A) stating the class or series and number of shares of capital stock of the Corporation that he, she, or it Owns as of the date such request was signed; (B) agreeing to (1) update and supplement such affidavit as of the record date for the Shareholder Requested Meeting (and such update and supplement shall be delivered to the Secretary at the principal executive office of the Corporation not later than five (5) Business Days (as defined below) after the record date for such Shareholder Requested Meeting) and as of the date that is ten (10) Business Days prior to the date of the Shareholder Requested Meeting (and such update and supplement shall be delivered to the Secretary at the principal executive office of the Corporation not later than seven (7) Business Days prior to the date of such Shareholder Requested Meeting) and (2) notify the Corporation promptly (and in any event within forty-eight (48) hours) in writing to the Secretary at the principal executive office of the Corporation of any disposition by such person of any shares of capital stock of the Corporation after the record date for such Shareholder Requested Meeting, but prior to the date of the Shareholder Requested Meeting; and (C) acknowledging that in the event of any decrease in the number of shares of capital stock of the Corporation entitled to vote on the matter or matters to be brought before the proposed special meeting Owned by such person at any time before the Shareholder Requested Meeting, (1) such person’s Special Meeting Request shall be deemed to have been revoked with respect to such shares of capital stock of the Corporation comprising such reduction and shall not be counted towards the calculation of the Requisite Percentage, and (2) any reduction that results in the requesting shareholders not Owning the Requisite Percentage shall be deemed to be an absolute revocation of such Special Meeting Request. For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

(d) One or more written requests for a special meeting delivered to the Secretary shall constitute a valid Special Meeting Request only if each such written request satisfies the requirements of this Section 2.3 and has been dated and delivered to the Secretary within sixty (60) days of the earliest dated of such requests. If the record holder is not the signatory to the Special Meeting Request, such Special Meeting Request shall not be valid unless documentary evidence is supplied to the Secretary at the time of delivery of such Special Meeting Request (or within five (5) Business Days thereafter) of such signatory’s authority to execute the Special Meeting Request on behalf of the record holder. Any requesting shareholder may revoke his, her, or its Special Meeting Request at any time by written revocation delivered to the Secretary at the principal executive office of the

Corporation; provided that if following such revocation, the unrevoked valid Special Meeting Requests represent in the aggregate less than the Requisite Percentage, there shall be no requirement to hold a Shareholder Requested Meeting. The determination of the validity of a Special Meeting Request shall be made by the Board. A Special Meeting Request shall not be valid if such Special Meeting Request relates to an item of business that is not a matter on which shareholders are authorized to act under, or that involves a violation of, applicable law. Except as otherwise provided by applicable law or except to the extent previously determined by the Board in connection with a Special Meeting Request, the chair of the Shareholder Requested Meeting shall be appointed by the Chairman of the Board and shall have the power and duty (i) to determine whether any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.3 and applicable law and (ii) if any proposed business was not made or proposed in compliance with this Section 2.3 and applicable law, to declare that such proposed business shall not be transacted.

(e) If none of the shareholders who submitted the Special Meeting Request, or their qualified representatives, appears at the Shareholder Requested Meeting and presents the matters to be presented for consideration that were specified in the Special Meeting Request, the Corporation need not present such matters for a vote at such meeting (notwithstanding that ballots or proxies in respect of such matter may have been received by the Corporation). For purposes of these Bylaws, to be considered a qualified representative of a shareholder, (i) a person must be a duly authorized officer, manager, or partner of such shareholder or must be authorized by a writing executed by such shareholder stating that such person is authorized to act for such shareholder as proxy at such Shareholder Requested Meeting; and (ii) prior to the presentation of such matters at the meeting of shareholders, such person must produce a valid government-issued photo identification, as well as either (A) proof that he, she, or it is a duly authorized officer, manager, or partner of such shareholder or (B) such writing (or a reliable reproduction or electronic transmission of the writing).

(f) For purposes of these Bylaws, a shareholder or beneficial owner shall be deemed to “Own” only those outstanding shares of the Corporation’s capital stock as to which such person possesses both: (i) the full voting and investment rights pertaining to such shares and (ii) the full economic interest in (including the opportunity for profit from and the risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (A) purchased by such person or any of its Affiliates (as defined below) in any transaction that has not been settled or closed; (B) sold short by such person or any of its Affiliates; (C) borrowed by such person or any of its Affiliates for any purpose or purchased by such person or any of its Affiliates pursuant to an agreement to resell or subject to any other obligation to resell to another person; or (D) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such person or any of its Affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding capital stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised would have the purpose or effect of (1) reducing in any manner, to any extent, or at any time in the future, such person’s or any of its Affiliates’ full right to vote or direct the voting of any such shares, or (2) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of such shares by such person or any of its Affiliates. For purposes of these Bylaws, a shareholder or beneficial owner shall Own shares held in the name of a nominee or other intermediary so long as the person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. For purposes of these Bylaws, a person shall be deemed to continue to Own shares during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person. For purposes of these Bylaws, a person shall also be deemed to continue to Own shares during any period in which the person has loaned such shares provided that the person has the power to recall such loaned shares on no more than five (5) Business Days’ notice, the person recalls the loaned shares no later than five (5) Business Days after being notified that the Shareholder Requested Meeting will be held (in the case of this Section 2.3) or after being notified that any of its nominees will be included in the Corporation’s proxy materials (in the case of Section 3.4 of these Bylaws), and the person holds the recalled shares through the date of the Shareholder Requested Meeting (in the case of this Section 2.3) or through the date of the annual meeting (in the case of Section 3.4 of these Bylaws). The determination of the extent to which a shareholder or beneficial owner “Owns” any shares of capital stock of the Corporation for these purposes shall be made by the Board. The terms “Owned,” “Owning” and “Ownership” and other variations of the word “Own” shall have correlative meanings in these Bylaws. For purposes of these Bylaws, the term “Affiliates” shall have the meaning given in Rule 12b-2 under the Exchange Act (as defined below).

Section 2.4 Notices. Written notice of each shareholders meeting, whether an annual or special meeting, shall be provided by the Corporation stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 of these Bylaws to each shareholder entitled to vote at such shareholders meeting as of the record date for determining the shareholders entitled to notice of the meeting, by the Corporation not less than ten (10) nor more than sixty (60) days before the date of the meeting unless otherwise required by Section 21.353 of the TBOC. If said notice is for a special meeting of shareholders, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of shareholders as to which notice has been given may be postponed, adjourned, rescheduled or cancelled (to the extent permitted by the TBOC), by the Board for any reason or no reason upon public announcement (as defined in Section 2.8(c) of these Bylaws) given before the time previously scheduled for such meeting. The meeting may be postponed, adjourned or rescheduled to such date, time, and place, if any, as is specified in the notice of postponement or rescheduling of such meeting. Notwithstanding the foregoing, notice of a shareholder meeting regarding a fundamental business transaction (as defined in the TBOC) must (a) be given to each shareholder of the Corporation not later than twenty-one (21) days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.

Section 2.5 Quorum. Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, the presence, in person or by proxy, at a shareholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series entitled to vote at such meeting shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the shareholders of the Corporation, the chair of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.7 of these Bylaws until a quorum shall attend in person or be represented by proxy. The shareholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.6 Voting of Shares.

(a) Voting Lists. The Corporation shall prepare, no later than the eleventh (11th) day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting or any adjournment or postponement thereof, arranged in alphabetical order, and showing the address of each shareholder, the type of shares held by each shareholder, the number of shares held by each shareholder and the number of votes to which each shareholder is entitled. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Subject to the last sentence of this Section 2.6(a), such list shall be open to the examination of any shareholder, for any purpose germane to the meeting for a period of at least ten (10) days before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Such list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number and class or series of shares held by each of them. Failure to comply with the foregoing requirements of this Section 2.6(a) shall not affect the validity of any action taken at a meeting of the shareholders of the Corporation. Except as otherwise provided by law, the share transfer records shall be the only evidence as to who are the shareholders entitled to examine the list of shareholders required by this Section 2.6(a) or to vote in person or by proxy at any meeting of shareholders.

(b) Manner of Voting. At any shareholders meeting, every shareholder entitled to vote may vote in person or by proxy. Unless otherwise required by the Certificate of Formation, the election of directors shall be by written ballot. If authorized by the Board, the voting by shareholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3 of these Bylaws), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the shareholder or proxy holder. The Board, in its discretion, or the chair of the meeting of shareholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c) Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), filed in accordance with the procedure established for the meeting, provided that no such proxy shall be valid eleven (11) months after the date of its execution, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368 and 21.369 of the TBOC. A proxy may be in the form of an electronic transmission that sets forth or is submitted with information from which it can be determined that the transmission was authorized by the shareholder as provided in the TBOC. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which white card color shall be reserved for the exclusive use by the Board.

(d) Required Vote. Subject to the rights of the holders of any series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of any series of Preferred Stock, at all meetings of shareholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote in the election of directors. All matters (other than the election of directors and non-binding advisory votes described below) presented to the shareholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast for or against by the holders of the shares entitled to vote thereon, unless the matter is one upon which, by a provision of applicable law, the Certificate of Formation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter. In non-binding advisory matters with more than two possible vote choices, the affirmative vote of a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the recommendation of the shareholders.

(e) Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of shareholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of shareholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector. If no inspectors of election or alternates are appointed by the Board, the chair of the meeting may appoint one or more inspectors to act at the meeting. If applicable, each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. If applicable, the inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Any report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting, and shall specify such other information as may be required by law. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.7 Adjournments. Any meeting of shareholders, annual or special, may be adjourned by the Board or the chair of the meeting, or, in the case of a meeting called at the request of the shareholders representing a majority of the shares present and entitled to vote at such meeting, by the Secretary of the Corporation at the request of the shareholders, from time to time for any reason or no reason, whether or not there is a quorum, to reconvene at the same or some other place. Unless these Bylaws otherwise require, notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the shareholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2 of these Bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.8 Advance Notice for Business.

(a) Annual Meetings of Shareholders. No business may be transacted at an annual meeting of shareholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or any authorized committee thereof, (iii) otherwise properly brought before the annual meeting by any shareholder of the Corporation (x) who is a shareholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.8(a), on the record date for the determination of shareholders entitled to vote at such annual meeting and on the date of the annual meeting, (y) as applicable, is eligible to submit a proposal (as determined pursuant to Article VIII.B. of the Certificate of Formation (any shareholder satisfying the criteria described in (x) and (y) an “Eligible Shareholder”)) and (z) who complies with the notice procedures set forth in this Section 2.8(a). Notwithstanding anything in this Section 2.8(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.4 of these Bylaws will be considered for election at such meeting.

(i) In addition to any other applicable requirements, for business (other than director nominations) to be properly brought before an annual meeting by an Eligible Shareholder, other than (A) LandBridge Holdings LLC (including its successors, “LBH”) and (B) any transferee of shares of the Corporation from LBH provided such transferee (a) is an Affiliate of LBH or (b) is party to an agreement with the Corporation, LBH or an Affiliate thereof with respect to the voting of such shares of the Corporation (the “Founding Shareholders”), such Eligible Shareholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for shareholder action. Subject to Section 2.8(a)(iii) of these Bylaws, notice for an Eligible Shareholder, other than any of the Founding

Shareholders, to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive office of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day nor later than the close of business on the ninetieth (90th) day before the anniversary date of the public announcement for the immediately preceding annual meeting of shareholders; provided that in the event that the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date (or if there has been no prior annual meeting), notice by the shareholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day before the meeting and not later than the later of (x) the close of business on the ninetieth (90th) day before the meeting and (y) the close of business on the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment, recess, rescheduling or postponement of an annual meeting shall not commence a new time period (or extend any notice time period) for the giving of a, Eligible Shareholder’s notice as described in this Section 2.8(a).

(ii) To be in proper written form, notice for an Eligible Shareholder, other than any of the Founding Shareholders, to the Secretary with respect to any business (other than director nominations) to bring before any annual meeting of shareholders must set forth as to each such matter such Eligible Shareholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such Eligible Shareholder and the name and address of the beneficial owner, if any, or any of their respective Affiliates, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such Eligible Shareholder and by the beneficial owner, if any, or any of their respective Affiliates, on whose behalf the proposal is made, (D) a description of all agreements, arrangements or understandings (whether written or oral) between or among such Eligible Shareholder and the beneficial owner, if any, or any of their respective Affiliates, on whose behalf the proposal is made and any of their affiliates or associates, and any other person or persons (including their names and addresses) in connection with the proposal of such business by such shareholder, (E) any material interest, direct or indirect, of such Eligible Shareholder and the beneficial owner, if any, or any of their respective Affiliates, on whose behalf the proposal is made in such business, other than an interest arising from the ownership of Corporation securities where such Eligible Shareholder or such beneficial owner receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series, and (F) a representation that such Eligible Shareholder (or a qualified representative of such Eligible Shareholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. As to the Eligible Shareholder giving the notice and each beneficial owner, if any, or any of their respective Affiliates, on whose behalf the proposal is made (including any Affiliate or Associate (as defined below)), such Eligible Shareholder’s notice must set forth: (1) the name and address of the Eligible Shareholder proposing such business as they appear on the Corporation’s books as of the date of the notice and the name and address of such beneficial owner, if any; (2) the class or series and number of shares of the Corporation that are, directly or indirectly, owned beneficially or of record (within the meaning of Rule 13d-3 under the Exchange Act) by such Eligible Shareholder and such beneficial owner, if any (except that any such person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such person has a right to acquire beneficial ownership at any time in the future); (3) a description of any agreement, arrangement, understanding, or relationship with respect to the proposal between or among such Eligible Shareholder or such beneficial owner or any of their respective Affiliates or Associates and any other person or persons (including their names); (4) a description of any proxy, contract, agreement, arrangement, understanding, or relationship pursuant to which such Eligible Shareholder and such beneficial owner, if any, or any of their respective Affiliates, has a right to vote any shares of any security of the Corporation; (5) a description of any agreement, arrangement, understanding, or relationship (including any hedging transactions and any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, and borrowed or loaned shares (a “Derivative Instrument”)) directly or indirectly owned beneficially by such Eligible Shareholder and such beneficial owner, if any, or any of their respective Affiliates, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk, or benefit from share price changes for, or increase or decrease the voting power of, such Eligible Shareholder or such beneficial owner, with respect to securities of the Corporation; (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Eligible Shareholder or beneficial owner, if any, or any of their respective Affiliates, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (7) any performance-related fees (other than an asset-based fee) that such Eligible Shareholder or beneficial owner, if any, or any of their respective Affiliates, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including any such interests held by members of such Eligible Shareholder’s or beneficial owner’s immediate family sharing the same household; (8) any rights to distributions or dividends on the shares of the Corporation owned beneficially by such Eligible Shareholder or beneficial owner, if any, or any of their respective Affiliates, that are separated or separable from the underlying shares of the Corporation; (9) a representation as to whether such Eligible Shareholder or such beneficial owner, if any, or any of their respective Affiliates, intends or is part of a group that intends to (I) deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal, or as applicable pursuant to Article VIII.B. of the Certificate of Formation, to deliver a proxy statement and form of proxy to holders of at least sixty-seven percent (67%) of the Corporation’s outstanding capital stock, and/or (II) otherwise solicit proxies or votes from shareholders in support of such proposal; and (10) any other information relating to such Eligible Shareholder and such beneficial owner, if any, or any of their respective Affiliates, required to be disclosed in a proxy statement required to be made in connection with a contested solicitation of proxies for the proposal pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of these Bylaws, the term “Associates” shall have the meaning given in Rule 12b-2 under the Exchange Act. An Eligible Shareholder, other than any of the Founding Shareholders, providing notice of any business proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.8 shall be true and correct in all material respects as of the record date for the meeting and as of the date that is ten (10) Business Days prior to the meeting or any adjournment, recess, rescheduling, or postponement thereof. Such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation (I) not later than five (5) Business Days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and (II) not later than seven (7) Business Days prior to the date for the meeting or any adjournment, recess, rescheduling, or postponement thereof (in the case of the update and supplement required to be made as of ten (10) Business Days prior to the meeting or any adjournment, recess, rescheduling, or postponement thereof).

(iii) Subject to compliance with Article VIII.B. of the Certificate of Formation, the foregoing notice requirements of this Section 2.8(a) shall be deemed satisfied by an Eligible Shareholder as to any proposal (other than nominations) if the Eligible Shareholder has notified the Corporation of such shareholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such Eligible Shareholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in the Certificate of Formation and this Section 2.8(a). If the Board or the chair of the annual meeting determines that any shareholder proposal was not made in accordance with the provisions of the Certificate of Formation or this Section 2.8(a) or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 2.8(a), such proposal shall not be presented for action at the annual meeting. Further, the Board may, in its discretion, exclude from any proxy materials sent to shareholders any matters that may properly be excluded under the Exchange Act, Securities and Exchange Commission (“SEC”) rules, or other applicable laws. Notwithstanding the foregoing provisions of this Section 2.8(a), if the Eligible Shareholder (or a qualified representative of the shareholder) does not appear at the annual meeting of shareholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv) In addition to the provisions of this Section 2.8(a), an Eligible Shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

(b) Special Meetings of Shareholders. Other than procedural matters, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting in accordance with Section 2.4 of these Bylaws and Article VIII.B of the Certificate of Formation. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.4 of these Bylaws and Article VIII.B of the Certificate of Formation.

(c) Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

(d) Founding Shareholder Proposals. Notwithstanding anything to the contrary contained in this Section 2.8, the notice and other procedures set forth in this Section 2.8 shall not apply to any Founding Shareholder proposing business. For any such business to be properly brought before an annual or special meeting of shareholders by any Founding Shareholder, such Founding Shareholders shall submit a reasonably detailed notice thereof to the Secretary at the principal executive offices of the Corporation not later than the later of (i) the close of business on the thirtieth (30th) day prior to the date the Corporation first files its preliminary or definitive proxy statement related to such meeting with the SEC pursuant to the Exchange Act or (ii) the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting, and such Founding Shareholder and the Corporation shall cooperate reasonably and in good faith with respect to the inclusion of such matters to be considered at such meeting.

Section 2.9 Conduct of Meetings. The chair of each annual and special meeting of shareholders shall be the Chair of the Board or, in the absence (or inability or refusal to act) of the Chair of the Board, the Chief Executive Officer of the Corporation if he or she is a director, or in the absence (or inability or refusal to act) of the Chief Executive Officer, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be determined and announced at the meeting by the chair of the meeting, and after the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chair of any meeting of shareholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chair of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) regulating the opening and closing of the polls for balloting and matters that are to be voted on by ballot; (c) rules and procedures for maintaining order at the meeting and the safety of those present (including rules and procedures regarding the manner of voting, conduct of discussion or removal of disruptive persons from the meeting); (d) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; (f) limitations on the time allotted to questions or comments by participants or to the number of questions or comments by an individual participant; and (g) restrictions on the use of cellphones, audio or video recording devices or other electronic devices at the meeting. Unless and to the extent determined by the Board or the chair of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. The chair of the meeting may, if the facts warrant, determine and declare to the meeting that a matter, nomination or other business was not properly brought before the meeting. If the chair of the meeting should so determine, the chair of the meeting shall so declare to the meeting, and any such matter, nomination or other business declared not to be properly brought before the meeting shall not be transacted or considered. The secretary of each annual and special meeting of shareholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chair of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE III

DIRECTORS

Section 3.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, subject to any limitation imposed by applicable law, the Certificate of Formation, or these Bylaws.

Section 3.2 Number of Directors. Subject to the Certificate of Formation, the rights of the holders of any series of Preferred Stock to elect directors, the total number of directors constituting the Board shall be determined from time to time by resolution of the Board, but shall not be less than seven (7). No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Section 3.3 Chair and Vice Chair of the Board. The Chair of the Board will preside at all meetings of the Board and of the shareholders at which the Chair will be present. The Chair of the Board will have and may exercise such powers as are, from time to time, assigned to the Chair by the Board and as may be provided by law. The Chair of the Board shall make reports to the Board and shall see that all orders and resolutions of the Board and of any committee thereof are carried into effect. The Chair of the Board may also serve as Chief Executive Officer, if so appointed by the Board. The Vice Chair of the Board, if any, will have and may exercise such powers as are, from time to time, assigned to such person by the Board and as may be provided by law.

Section 3.4 Advance Notice for Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the Certificate of Formation or the terms of one or more series of Preferred Stock. Nominations of persons for election to the Board at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or any authorized committee thereof or (ii) by any shareholder of the Corporation (x) who is a shareholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.4, on the record date for the determination of shareholders entitled to vote at such meeting and at the time of such meeting and (y) who complies with the notice procedures and other requirements set forth in this Section 3.4 and with applicable law.

(b) In addition to any other applicable requirements and subject to the terms of the Certificate of Formation, for a nomination to be made by a shareholder, other than any of the Founding Shareholders, such shareholder must have given timely notice thereof in proper written form to the Secretary. To be timely, the notice of a shareholder, other than any of the Founding Shareholders, to the Secretary must be received by the Secretary at the principal executive office of the Corporation (i) in the case of an annual meeting, not earlier than the close of business on the one hundred twentieth (120th) day nor later than the close of business on the ninetieth (90th) day before the anniversary date of the public announcement for the immediately preceding annual meeting of shareholders; provided that in the event that the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date (or if there has been no prior annual meeting), notice by the shareholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day before the meeting and not later than the later of (x) the close of business on the ninetieth (90th) day before the meeting and (y) the close of business on the tenth (10th) day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment, recess, rescheduling or postponement of an annual meeting or special meeting commence a new time period (or extend any notice time period) for the giving of a shareholder’s notice as described in this Section 3.4.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the ninetieth (90th) day prior to the anniversary date of the immediately preceding annual meeting of shareholders, a shareholder’s notice required by this Section 3.4 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the date on which such public announcement was first made by the Corporation.

(d) To be in proper written form, the notice of a shareholder, other than any of the Founding Shareholders, to the Secretary must (i) set forth as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person, (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (E) a complete and accurate description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings (whether written or oral) during the past three (3) years, and any other material relationships between or among such shareholder and beneficial owner, if any, and their respective Affiliates and Associates, on the one hand, and each proposed nominee, and his or her respective Affiliates and Associates, on the other hand, including all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K of the Securities Act of 1933 if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any Affiliate or Associate thereof, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (ii) be accompanied by (A) a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected and (B) a completed signed questionnaire and written representation and agreement, as required by Section 3.4(g) of these Bylaws. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and that the Corporation believes could be material to a reasonable shareholder’s understanding of the independence (both from management and from the shareholder and beneficial owner, if any) and qualifications of such proposed nominee. As to the shareholder, other than any of the Founding Shareholders, giving the notice and each beneficial owner, if any, on whose behalf the nomination is made (including any Affiliate or Associate), such shareholder’s notice must set forth: (1) the information required by Section 2.8(a)(ii)(1) through (2) and (4)

through (8) of these Bylaws, (2) a description of all arrangements or understandings relating to the nomination to be made by such shareholder among such shareholder, the beneficial owner, if any, on whose behalf the nomination is made, and any of their respective Affiliates or Associates, each proposed nominee and any other person or persons (including their names), (3) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and a representation that such beneficial owner, if any, is the beneficial owner of stock of the Corporation and (4) any other information relating to such shareholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. A shareholder, other than any of the Founding Shareholders, providing notice of any nomination proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.4(d) shall be true and correct in all material respects as of the record date for the meeting and as of the date that is ten (10) Business Days prior to the meeting or any adjournment, recess, rescheduling, or postponement thereof. Such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation (I) not later than five (5) Business Days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and (II) not later than seven (7) Business Days prior to the date for the meeting or any adjournment, recess, rescheduling, or postponement thereof (in the case of the update and supplement required to be made as of ten (10) Business Days prior to the meeting or any adjournment, recess, rescheduling, or postponement thereof).

(e) If the Board or the chair of the meeting of shareholders determines that any nomination was not made in accordance with the provisions of this Section 3.4, or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 3.4, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.4, if the shareholder (or a qualified representative of the shareholder) does not appear at the meeting of shareholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f) In addition to the provisions of this Section 3.4, a shareholder shall also comply with all of the applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder related to the submission of director nominations and related solicitation of proxies. Nothing in this Section 3.4 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Formation.

(g) These Bylaws shall not be deemed to require inclusion in the Corporation’s proxy statement any nominations or proposals of shareholders which the Corporation is not otherwise required to include in its proxy statement.

(h) To be eligible to be a nominee for election or reelection as a director of the Corporation pursuant to this Section 3.4, a proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under these Bylaws and applicable law) to the Secretary at the principal executive office of the Corporation (i) a written questionnaire (in the form provided by the Secretary upon written request by a shareholder of record) with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made and (ii) a written representation and agreement (in the form provided by the Secretary upon written request by a shareholder of record) that such person (A) is not and will not become a party to (1) any agreement, arrangement, or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote in such capacity on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law; (B) is not and will not become a party to any agreement, arrangement, or understanding (whether written or oral) with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person’s nomination, candidacy, service, or action as a director of the Corporation that has not been disclosed to the Corporation; and (C) would be in compliance, if elected as a director of the Corporation, and will comply with all applicable law, applicable stock exchange rules, the Corporation’s Code of Business Conduct and Ethics, and any other policies and guidelines of the Corporation applicable to members of the Board and any applicable Board committee(s).

(i) Notwithstanding anything herein to the contrary, if (i) any shareholder providing notice pursuant to this Section 3.4 or each beneficial owner, if any, on whose behalf the nomination is made (including any Affiliate or Associate) provides notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to any proposed nominee and (ii) (A) such person subsequently either (1) notifies the Corporation that such person no longer intends to solicit proxies in support of the election or reelection of such proposed nominee in accordance with Rule 14a-19(b) under the Exchange Act or (2) fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such person has met the requirements of Rule 14a-19(a)(3) under the Exchange Act in accordance with the following sentence) and (B) no other shareholder that has provided notice pursuant to this Section 3.4 or any beneficial owner, if any, on whose behalf the nomination was made (including any Affiliate or Associate) (x) has provided notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to such proposed nominee to the Corporation’s knowledge based on information provided pursuant to Rule 14a-19 under the Exchange Act or these Bylaws, still intends to solicit proxies in support of the election or reelection of such proposed nominee in accordance with Rule 14a-19(b) under the Exchange Act and (y) has complied with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act and the requirements set forth in the following sentence, then the nomination of such proposed nominee shall be disregarded and no vote on the election of such proposed nominee shall occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation). Upon request by the Corporation, if any shareholder providing notice pursuant to this Section 3.4 or each beneficial owner, if any, on whose behalf the nomination is made (including any Affiliate or Associate) provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such person shall deliver to the Secretary, no later than five (5) Business Days prior to the applicable meeting date, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

(j) Notwithstanding anything to the contrary contained in this Section 3.4, the notice and other procedures set forth in this Section 3.4 shall not apply to any Founding Shareholder proposing nominees. For any nomination to be properly brought before an annual or special meeting by any Founding Shareholder, such Founding Shareholder shall submit a reasonably detailed notice thereof to the Secretary at the principal executive offices of the Corporation not later than the later of (i) the close of business on the thirtieth (30th) day prior to the date the Corporation first files its preliminary or definitive proxy statement related to such meeting with the SEC pursuant to the Exchange Act or (ii) the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting, and such Founding Shareholder and the Corporation shall cooperate reasonably and in good faith with respect to the inclusion of such matters to be considered at such meeting.

Section 3.5 Designation of Directors by LBH

(a) The Corporation and the Founding Shareholders shall take all actions (to the extent such actions are permitted by applicable law and, in the case of any action by the Corporation that requires a vote or other action on the part of the Board, to the extent such action is consistent with the duties (including fiduciary duties, if any) that the Corporation’s directors have in such capacity) necessary to cause to be elected to the Board, and to cause to continue in office, the number of directors consistent with clauses (i) through (iv) of this Section 3.5(a), including (i) voting or providing a written consent or proxy with respect to Class A Shares or Class B Shares or other Company Securities owned of record or Beneficially Owned, (ii) causing the adoption of shareholders’ resolutions and amendments to the organizational documents of the Corporation, (iii) causing members of the Board (to the extent such members were designated by the Person obligated to undertake the action) to act

(subject to any applicable duties (including fiduciary duties, if any)) in a certain manner or causing them to be removed in the event they do not act in such a manner, (iv) executing agreements and instruments and (v) making or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result (“Necessary Actions”):

(i) a number of directors equal to a majority of the Board, plus one director, all of which shall be designated by LBH, for so long as the Founding Shareholders have Beneficial Ownership of at least forty percent (40%) of the voting power of the Corporation;

(ii) a number of directors equal to three directors, all of which shall be designated by LBH, for so long as the Founding Shareholders have Beneficial Ownership of less than forty percent (40%) but at least thirty percent (30%) of the voting power of the Corporation;

(iii) a number of directors equal to two directors, all of which shall be designated by LBH, for so long as the Founding Shareholders have Beneficial Ownership of less than thirty percent (30%) but at least twenty percent (20%) of the voting power of the Corporation; and

(iv) one director designated by LBH, for so long as the Founding Shareholders have Beneficial Ownership of less than twenty percent (20%) but at least ten percent (10%) of the voting power of the Corporation.

(b) For so long as LBH is entitled to designate one or more directors pursuant to this Section 3.5, LBH will have the right to remove any director previously designated by it to the Board (with or without cause), from time to time and at any time, from the Board, exercisable upon written notice to the Corporation, and, upon such notification, the Corporation will take all Necessary Action to cause such removal within seven days of receipt of such notice.

(c) The Corporation agrees to include in the slate of director nominees recommended by the Board those persons designated by LBH in accordance with this Section 3.5 and to take all Necessary Actions to cause the election of each such designee to the Board, including nominating such designees to be elected as directors, in each case subject to applicable law.

(d) In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal of any director who is designated by LBH in accordance with this Section 3.5, the Corporation shall take all Necessary Action to cause the vacancy created thereby to be filled as promptly as practicable by a new designee of LBH. In the event that the size of the Board is expanded, the Corporation shall take all Necessary Action to cause the Board to continue to have the number of LBH’s designees that correspond to the requirements of this Section 3.5.

(e) In the event that at any time the number of directors entitled to be designated by LBH pursuant to this Section 3.5 decreases, LBH shall take all Necessary Action to cause a sufficient number of directors designated by LBH to resign from the Board and/or not stand for re-election not later than the end of each such designated director’s then existing term such that the number of designated directors after such resignation(s) equals the number of directors LBH is then entitled to designate pursuant to this Section 3.5. If any vacancy is created by such resignation prior to the end of a resigning director’s then existing term, such position may remain vacant until the next annual meeting of shareholders of the Corporation or be filled by a majority vote of the Board. Such designated director need not resign from the Board at or prior to the end of such director’s term if the Corporation’s nominating committee advises such director that it intends to recommend the nomination of such director for election at the next annual meeting coinciding with the end of such director’s term, or otherwise (and for the avoidance of doubt, such director shall no longer be considered a designee of LBH).

(f) For the avoidance of doubt, the rights granted to LBH by the Corporation to designate directors are additive to, and not intended to limit in any way, the rights of LBH to nominate or elect to remove directors under the Certificate of Formation or the TBOC.

(g) The Corporation is subject to certain corporate governance and independence standards, including with respect to the composition of the Board and certain committees thereof, under applicable U.S. federal securities law and certain U.S. stock exchange listing requirements applicable to the Corporation (“Applicable Independence Standards”). At such times as the Corporation is required by applicable law, or U.S. stock exchange listing standards applicable to the Corporation, to have a certain number of independent directors serving on the Board and/or any committee thereof (subject in each case to any applicable phase-in periods), LBH shall designate such number of designees that qualify as independent directors necessary to satisfy the Applicable Independence Standards prior to the Trigger Event (as defined herein), after which independent directors will be nominated by action of the majority of the Board or applicable Board committee or shareholders acting in compliance with Section 3.4.

(h) For so long as LBH is entitled to designate one or more directors to the Board pursuant to Section 3.5, subject to the Applicable Independence Standards, the Corporation shall take all Necessary Action to cause to be appointed to any committee of the Board a number of directors designated by LBH that is up to the number of directors that is proportionate (rounding up to the next whole director) to the representation that LBH is entitled to designate to the Board. LBH shall not be required to have its directors represented on any committee and any failure to exercise such right in Section 3.5 in a prior period shall not constitute any waiver of such right in a subsequent period.

(i) For purposes of this Section 3.5, a person shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of such securities if such person is deemed to be a “beneficial owner” thereof within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act.

Section 3.6 Compensation. Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, for attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members or chairs of committees of the Board may be allowed reimbursement of expenses and additional compensation for service on or chairing the committee.

ARTICLE IV

BOARD MEETINGS

Section 4.1 Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Texas) as shall from time to time be determined by the Board.

Section 4.2 Special Meetings. Special meetings of the Board (a) may be called by the Chair of the Board or the Chief Executive Officer of the Corporation and (b) shall be called by the Chair of the Board or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Texas) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3 of these Bylaws, to each director (i) at least twenty-four (24) hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two (2) days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five (5) days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Formation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4 of these Bylaws.

Section 4.3 Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Formation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present at such meeting may adjourn the meeting from time to time without further notice other than announcement at the meeting unless (A) the date, time and place, if any, of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 4.2 of these Bylaws shall be given to each director, or (B) the meeting is adjourned for more than twenty-four (24) hours, in which case the notice referred to in clause (A) shall be given to those directors not present at the announcement of the date, time and place of the adjourned meeting.

Section 4.4 Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if (a) prior to the Trigger Event, the majority of the members of the Board or committee or (b) from and after the Trigger Event, all of the members of the Board or committee, as the case may be, entitled to vote thereon, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.5 Organization. The chair of each meeting of the Board shall be the Chair of the Board or, in the absence (or inability or refusal to act) of the Chair of the Board, a chair elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chair of the meeting may appoint any person to act as secretary of the meeting.

Section 4.6 Board Observer. For so long as LBH is entitled to designate one or more directors to the Board pursuant to Section 3.5 of these Bylaws, it shall also have the right to appoint up to a number of board observers (a “Board Observer”) equal to the number of directors it is entitled to designate pursuant to Section 3.5 of these Bylaws. A Board Observer shall be entitled to attend all meetings (including telephonic meetings) of the Board and its committees and receive all related materials of the Board and its committees as an observer. LBH may at any time replace any individual then serving as a Board Observer with another individual appointed by LBH to serve as a successor Board Observer. No Board Observer shall in any circumstance have any right to participate in any vote, consent or other action of the Board and its committees; provided that a Board Observer shall execute a confidentiality agreement reasonably acceptable to the Corporation.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 5.1 Establishment. The Board may by resolution designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2 Available Powers. Any committee established pursuant to Section 5.1 of these Bylaws, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation (if any) to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to (i) amending the Certificate of Formation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 21.416(c)(1) of the TBOC, establish series of shares, increase or decrease the number of shares in a series or eliminate a series of shares as authorized by Section 21.155 of the TBOC), (ii) proposing a reduction of stated capital under Sections 21.253 and 21.254 of the TBOC, (iii) approving a plan of merger, share exchange or conversion of the Corporation, (iv) recommending to the shareholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation not made in the usual and regular course of its business, (v) recommending to the shareholders a voluntary winding up and termination or revocation of a voluntary winding up and termination, (vi) amending, altering, or repealing these Bylaws or adopting new bylaws, (vii) filling vacancies on the Board; (viii) filling vacancies on or designating alternate members of a committee of the Board, (ix) filling a vacancy to be filled because of an increase in the number of directors, (x) electing or removing officers of the Corporation or members or alternate members of a committee of the Board; (xi) setting the compensation of the members or alternate members of a committee of the Board or (xii) amending or repealing a resolution of the Board that states that it may not be amended or repealed by a committee of the Board.

Section 5.3 Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

Section 5.4 Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Formation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, a majority of the members of the committee present at such meeting of the committee may adjourn the meeting from time to time without further notice other than announcement at the meeting unless (A) the date, time and place, if any, of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 4.2 of these Bylaws shall be given to each director, or (B) the meeting is adjourned for more than twenty-four (24) hours, in which case the notice referred to in clause (A) shall be given to those directors not present at the announcement of the date, time and place of the adjourned meeting. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.

Section 5.5 Subcommittees. Unless otherwise provided in the Certificate of Formation, these Bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE VI

OFFICERS

Section 6.1 Officers. The officers of the Corporation elected by the Board shall be a President, a Secretary and such other officers (including without limitation, a Chief Executive Officer, Executive Vice Presidents, Vice

Presidents, Assistant Secretaries, a Treasurer and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Section 6.1. Such officers shall also have such powers and duties as from time to time may be conferred by the Board or by any committee thereof or, with respect to any Executive Vice President, Vice President, Treasurer or Secretary, the Chief Executive Officer or President, if any. The Chief Executive Officer or President, if any, may also appoint such other officers (including without limitation one or more Vice Presidents) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the Chief Executive Officer or President, as the case may be.

(a) Chief Executive Officer. The Chief Executive Officer shall be responsible for the general management of the affairs of the Corporation and shall act in a general executive capacity subject to the oversight of the Board in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The Chief Executive Officer shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and all other documents and instruments in connection with the business of the Corporation.

(b) President. The President shall have such powers and shall perform such duties as shall be assigned to him or her by the Board. In the absence (or inability or refusal to act) of the Chair of the Board and the Chief Executive Officer, the President (if he or she shall be a director) may preside when present at all meetings of the Board and be the chair of the meeting at all shareholder meetings, in each case, as determined by the Board.

(c) Executive Vice Presidents and Vice Presidents. Each Executive Vice President and Vice President, if any, shall have such powers and shall perform such duties as the Board, the Chief Executive Officer or the President may assign.

(d) Secretary. The Secretary shall keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the shareholders; he or she shall see that all notices are duly given in accordance with the provisions of the Certificate of Formation, these Bylaws and as required by applicable law; he or she shall be custodian of the records and the seal of the Corporation (if any) and shall have the authority to affix and attest the seal to all certificates of the Corporation and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal (if any); and he or she shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board, the Chief Executive Officer or the President.

(e) Assistant Secretaries. Each Assistant Secretary may, in the absence or disability of the Secretary, or at his or her request or the request of the Chief Executive Officer or the President, perform the duties and exercise the powers of the Secretary, and will perform other duties as the Board, the Chief Executive Officer, the President, or the Secretary may assign. In the absence of the Secretary or an Assistant Secretary, the minutes of all meetings of the Board and of the shareholders will be recorded by the person designated by the Chief Executive Officer, the President or by the Board.

(f) Treasurer.

(i) The Treasurer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. He or she shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the Board, the Chief Executive Officer or the President.

(ii) Each Assistant Treasurer may, in the absence or disability of the Treasurer, or at his or her request or the request of the Chief Executive Officer or the President, perform the duties and exercise the powers of the Treasurer, and will perform other duties as the Board, the Chief Executive Officer, the President, or the Treasurer may assign.

Section 6.2 Removal; Vacancies. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or the President may also be removed, with or without cause, by the Chief Executive Officer or the President unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or the President may be filled by the Chief Executive Officer or the President unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3 Multiple Officeholders. Any number of offices may be held by the same person.

Section 6.4 Representation of Shares of Other Corporations. Unless otherwise directed by the Board, the Chief Executive Officer or the President of the Corporation, or any other person authorized by the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

ARTICLE VII

SHARES

Section 7.1 Uncertificated Shares. Notwithstanding anything to the contrary herein, unless the Board shall determine otherwise in respect of some or all of any or all classes of shares, the shares of the Corporation will be uncertificated. Any certificates representing shares of the Corporation shall be in such form as shall be approved by the Board of Directors and will be signed by the Chair of the Board (if then an officer), Chief Executive Officer, the President or any Executive Vice President or Vice President of the Corporation and either the Secretary or an Assistant Secretary of the Corporation. The signature of any such officer on any such share certificate may be a facsimile. In case any officer who has signed or whose facsimile signature has been placed on any such share certificate will have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of its issuance. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation will send to the registered owner of the uncertificated shares a written notice that sets forth all of the information required by Section 3.205 of the TBOC. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares, if any, of the same class and series will be identical. No requirement of the TBOC with respect to matters to be set forth on certificates representing shares of the Corporation will apply to or affect certificates outstanding when the requirement first becomes applicable to the certificates; but the requirements will apply to all certificates thereafter issued whether in connection with an original issue of shares, a transfer of shares, or otherwise.

Section 7.2 Multiple Classes and/or Series of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3 Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chair of the Board (if then an officer), the Chief Executive Officer, the President or any Executive Vice President or Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4 Consideration and Payment for Shares.

(a) Subject to applicable law and the Certificate of Formation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed, securities of the Corporation or any other organization or any other property of any kind or nature, or any combination thereof.

(b) Subject to applicable law and the Certificate of Formation, shares may not be issued until the full amount of the consideration has been paid.

Section 7.5 Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, stolen or destroyed, the Corporation shall issue either a new certificate representing such shares or such shares in uncertificated form, in either case, if the owner notifies the Corporation or its transfer agent that such certificate has been lost, stolen or destroyed, provides an affidavit of that fact acceptable to the Corporation and executes an agreement acceptable to the Corporation (and, if required by the Corporation, posts a bond in such amount as the Corporation may determine is reasonably necessary) to indemnify the Corporation from any loss incurred by it in connection with such certificate.

(b) If a certificate representing shares has been lost, apparently destroyed or stolen, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or theft and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6 Transfer of Shares. Shares of the Corporation will be transferable in the manner prescribed by law, in the Certificate of Formation, these Bylaws or an agreement between the Corporation and one or more shareholders. Transfers of shares will be made on the books of the Corporation only by the holder of record thereof or by such other person as may under law be authorized to endorse such shares for transfer or by such shareholder’s attorney lawfully constituted in writing. Except as otherwise provided by law, upon surrender to the Corporation or its transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation will issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. Except as otherwise provided by law, if an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested. No transfer of shares will be valid as against the Corporation for any purpose until it will have been entered in the share transfer records of the Corporation by an entry showing from and to what person those shares were transferred.

Section 7.7 Registered Shareholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the share transfer records and the other books and records of the Corporation, vote such shares, receive distributions or dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8 Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director, officer, employee or agent or other representative of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent or other representative (as defined by the TBOC) of another corporation or of a partnership, limited liability company, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action or omission in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided that, except as provided in Section 8.4 of these Bylaws with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board. An Indemnitee shall not be denied indemnification in whole or in part under this Article VIII because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of the Certificate of Formation, the Bylaws and other governing documents of the Corporation. Any liabilities that an Indemnitee incurs resulting from acting on behalf of the Corporation (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the United States Internal Revenue Service, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities indemnifiable under this Article VIII, to the maximum extent permitted by applicable law.

Section 8.2 Right to Witness Expenses. The Corporation shall pay or reimburse reasonable expenses (including attorneys’ fees) incurred by an Indemnitee in connection with the Indemnitee’s appearance as a witness or other participation in a proceeding at a time when the person is not a respondent in the proceeding.

Section 8.3 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1 of these Bylaws, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided that, if the TBOC requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Section 8.3 or otherwise and a written affirmation by such Indemnitee of the Indemnitee’s good faith belief that such Indemnitee has met the standard of conduct necessary for indemnification under Chapter 8 of the TBOC.

Section 8.4 Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.3 of these Bylaws is not paid in full by the Corporation within thirty (30) days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 8.4 or otherwise shall be on the Corporation.

Section 8.5 Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Formation, these Bylaws, an agreement, a vote of shareholders or disinterested directors, or otherwise.

Section 8.6 Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.

Section 8.7 Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board and to the extent permitted by the TBOC, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

Section 8.8 Written Report of Indemnification or Advancement to Directors. To the extent required by applicable law, the Corporation shall report in writing to the shareholders of any indemnification or advancement of expenses to or on behalf of a director. Such report shall be made not later than the first anniversary of the date of such indemnification or advancement, and it shall be made with or before (1) the notice or waiver of notice of the next meeting of the shareholders or (2) the next submission to the shareholders of a consent to action without a meeting.

Section 8.9 Amendments. Any repeal or amendment of this Article VIII by the Board or the shareholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 8.10 Certain Definitions. For purposes of this Article VIII (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interest of the Corporation for purposes of Section 8.101 of the TBOC.

Section 8.11 Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 8.12 Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Place of Meetings. If the place of any meeting of shareholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal executive office of the Corporation; provided, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 of these Bylaws, then such meeting shall not be held at any place.

Section 9.2 Fixing Record Dates.

(a) In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the Business Day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) of these Bylaws at the adjourned meeting.

(b) In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3 Means of Giving Notice.

(a) Notice to Directors. Whenever under applicable law, the Certificate of Formation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (A) if given by hand delivery, orally, or by telephone, when actually received by the director, (B) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (C) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (D) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (E) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Notice to Shareholders. Whenever under applicable law, the Certificate of Formation or these Bylaws notice is required to be given to any shareholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the shareholder, to the extent permitted by, and subject to the conditions set forth in the TBOC. A notice to a shareholder shall be deemed given as follows: (A) if given by hand delivery, when actually received by the shareholder, (B) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the share transfer records of the Corporation, (C) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the share transfer records of the Corporation, and (D) if given by a form of electronic transmission consented to by the shareholder to whom the notice is given and otherwise meeting the requirements set forth above, (1) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice, (2) if by a posting on an electronic network together with separate notice to the shareholder of such specified posting, upon the later of (I) such posting and (II) the giving of such separate notice, and (3) if by any other form of electronic transmission, when directed to the shareholder. A shareholder may revoke such shareholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (I) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (II) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c) Notice to the Corporation. Written notice from any shareholder to the Corporation (including pursuant to Section 2.8(a), (b) and (d) of Article II and Section 3.4 of Article III) shall, unless otherwise required by law, be by hand or certified or registered U.S. mail, postage prepaid, return receipt requested, or courier services, charges prepaid to, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Such notice shall be deemed to have been given when received by the Secretary of the Corporation at the principal executive office of the Corporation. Written notice from any director to the Corporation shall be given by United States mail or other means of written communication (including electronic transmission), with postage and fees thereon prepaid, to, and received by, the Secretary of the Corporation at the principal executive office of the Corporation. Such notice shall be deemed to have been given when received by the Secretary of the Corporation.

(d) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(e) Notice to Shareholders Sharing Same Address. To the extent permitted under the TBOC, without limiting the manner by which notice otherwise may be given effectively by the Corporation to shareholders, any notice to shareholders given by the Corporation under any provision of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. A shareholder may revoke such shareholder’s consent by delivering written notice of such revocation to the Corporation. Any shareholder who fails to object in writing to the Corporation within sixty (60) days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(f) Exceptions to Notice Requirements. Whenever notice is required to be given by the Corporation, under any provision of the TBOC, the Certificate of Formation or these Bylaws, to any shareholder to whom (i) notice of two consecutive annual meetings of shareholders and all notices of shareholder meetings or of the taking of action by written consent of shareholders without a meeting to such shareholder during the period between such two consecutive annual meetings, or (ii) all, and at least two payments (if sent by first-class mail) of distributions or interest on securities during a 12-month period, have been mailed by first class mail addressed to such shareholder at such shareholder’s address as shown on the ownership records of the Corporation and have been returned undeliverable, the giving of such notice to such shareholder shall not be required. To the extent permitted by the TBOC, notice of a meeting is not required to be given to a shareholder entitled to notice under any provision of the TBOC, the Certificate of Formation or these Bylaws if the person entitled to notice of the meeting is considered a lost securityholder under the Exchange Act and the regulations adopted under the

Exchange Act. Any action or meeting that shall be taken or held without notice to any such shareholder shall have the same force and effect as if such notice had been duly given to any such shareholder. If any such shareholder shall deliver to the Corporation a written notice setting forth such shareholder’s then current address, the requirement that notice be given to such shareholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate or other document with the Secretary of State of Texas or otherwise, the certificate or other document need not state that notice was not given to persons to whom notice was not required to be given pursuant to the TBOC.

Section 9.4 Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Formation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened, provided that such person expresses such objection at the outset of the meeting.

Section 9.5 Meeting Attendance via Remote Communication Equipment.

(a) Shareholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, shareholders entitled to vote at such meeting and proxy holders not physically present at a meeting of shareholders may, by means of remote communication:

(i) participate in a meeting of shareholders; and

(ii) be deemed present in person and vote at a meeting of shareholders, whether such meeting is to be held at a designated place or solely or partially by means of remote communication; provided that (A) the Corporation shall implement reasonable measures to verify that every person voting at the meeting by means of remote communication is sufficiently identified, (B) the Corporation shall implement reasonable measures to provide each shareholder entitled to vote at the meeting, or the shareholder’s proxy holders, a reasonable opportunity to vote on matters submitted to the shareholders and read or hear the proceedings of the meeting substantially concurrently with those proceedings, and (C) if any shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be kept by the Corporation.

(b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Formation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6 Distributions and Dividends. The Board may from time to time declare, and the Corporation may pay, distributions or dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Formation.

Section 9.7 Reserves. The Board may set apart out of the funds of the Corporation available for distributions or dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8 Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 9.9 Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10 Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11 Books and Records. The books and records of the Corporation may be kept within or outside the State of Texas at such place or places as may from time to time be designated by the Board.

Section 9.12 Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 9.13 Amendments. The Board shall have the power to adopt, amend, alter or repeal these Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal these Bylaws. These Bylaws also may be adopted, amended, altered or repealed by the shareholders; provided that in addition to any vote required by applicable law or the Certificate of Formation, the following vote shall be required for the shareholders to adopt, amend, alter or repeal these Bylaws: (A) prior to the first date on which the Founding Shareholders no longer collectively beneficially own or control the voting of more than forty percent (40%) of the voting power of all of the then issued and outstanding capital stock of the Corporation entitled to vote in the election of directors, voting together as a single class (the “Trigger Event”), by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class and (B) from and after the Trigger Event, by the affirmative vote of the holders of at least two-thirds (66-2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. The Board shall not approve any amendment, alteration or repeal of any provision of these Bylaws, or the adoption of any new Bylaw, without the approval of the Founding Shareholders.

Notwithstanding the foregoing, the Board, without the approval of any Founding Shareholder, may amend any provision of these Bylaws, and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect: (a) a change in the name of the Corporation, the location of the principal place of business of the Corporation, the registered agent of the Corporation or the registered office of the Corporation; (b) a change that, in the sole discretion of the Board, (i) does not adversely affect the rights of shareholders (including adversely affecting the holders of any particular class or series of shares of capital stock as compared to other holders of other classes or series of shares of capital stock of the Corporation) in any material respect or (ii) is necessary or appropriate to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the TBOC); (c) a change in the fiscal year or taxable year of the Corporation and any other changes that the Board determines to be necessary or appropriate resulting from a change in the fiscal year or taxable year of the Corporation; (d) an amendment that the Board determines, based on the advice of counsel, to be necessary or appropriate to prevent the Corporation or its directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor; (e) an amendment that (i) sets forth the designations, rights, preferences, powers and duties of any class or series of shares of capital stock of the Corporation or (ii) the Board determines to be necessary or appropriate in connection with the authorization or issuance of any class or series of shares of capital stock of the Corporation; (f) an amendment that the Board determines to be necessary or appropriate to reflect and account for the formation by the Corporation of, or investment by the Corporation in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Corporation of activities; or (g) any other amendments substantially similar to the foregoing.